PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED DECEMBER 4, 1998)


                                 $250,000,000

                           GMAC MORTGAGE CORPORATION
                              SELLER AND SERVICER

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1
                                    ISSUER

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                   DEPOSITOR

               HOME EQUITY LOAN-BACKED TERM NOTES, SERIES 1999-1

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--------------------------
                             THE TRUST

  BEFORE YOU DECIDE TO       o     will issue the term notes, the variable funding notes and the certificates. Only the
  INVEST, READ THIS                term notes are offered by this prospectus supplement.
  PROSPECTUS SUPPLEMENT
  AND THE PROSPECTUS,        o     will make payments on the notes and the certificates primarily from collections on a
  ESPECIALLY THE RISK              pool of home equity revolving credit line loans made under credit line agreements and
  FACTORS BEGINNING ON             home equity loans and related promissory notes that have been transferred to the trust.
  PAGE S-13 HEREIN AND ON
  PAGE 18 OF THE ATTACHED    THE TERM NOTES
  PROSPECTUS.
                             o     will accrue interest at a certificate rate, which will adjust monthly, based on
  The term notes will be           one-month LIBOR plus a fixed margin, subject to the maximum rate described herein.
  obligations of the trust
  only. The term notes       o     currently have no trading market.
  and the assets of the
  trust will not be          o     are not deposits and are not insured or guaranteed by any governmental agency.
  obligations of GMAC
  Mortgage Corporation,      CREDIT ENHANCEMENT
  Bear Stearns Asset
  Backed Securities, Inc.,   o     An irrevocable and unconditional financial guaranty insurance policy issued by
  or any of their                  Ambac Assurance Corporation, which will protect holders of the term notes against certain
  respective affiliates.           shortfalls in amounts due to be distributed at the times and to the extent described
  --------------------------       herein;

                             o     Excess spread, to the extent described in this prospectus supplement; and

                             o     Overcollateralization, to the extent described herein.

                                                                 [AMBAC logo]
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     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED THE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS
SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. IT IS ILLEGAL FOR ANYONE
TO TELL YOU OTHERWISE.

                             --------------------

     Bear, Stearns & Co. Inc. is acting as representative of the underwriters for the issuance of the term notes. Delivery of the term notes is expected to be made in book entry form on or about June 17, 1999. The term notes will be offered in the United States and Europe.

                             --------------------

BEAR, STEARNS & CO. INC.                             NEWMAN & ASSOCIATES, INC.

            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JUNE 10, 1999


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   IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE
                           ACCOMPANYING PROSPECTUS:

     We tell you about the certificates in two separate documents that progressively provide more detail: (i) the accompanying prospectus, which provides general information, some of which may not apply to a particular series of securities, including your term notes; and (ii) this prospectus supplement, which describes the specific terms of your term notes and may be different from the information in the prospectus.

     If the terms of your term notes vary between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The following Table of Contents provides the pages on which these captions can be found.

     You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Principal Terms" beginning on page S-74 in this prospectus supplement.

     If you require additional information, the mailing address of the principal executive office of the depositor is Bear Stearns Asset Backed Asset
Securities, Inc., 245 Park Avenue, New York, New York 10167 and its telephone number is (212) 272-4095. For other means of acquiring additional information about the depositor or the term notes, see "Incorporation of Certain
Information by Reference" beginning on page 4 of the attached prospectus.


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                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

                             PROSPECTUS SUPPLEMENT

Summary................................................................... S-4
Risk Factors..............................................................S-13
Description of the Mortgage Loans.........................................S-18
The Seller and Servicer...................................................S-39
The Issuer................................................................S-42
The Owner Trustee.........................................................S-43
The Indenture Trustee.....................................................S-43
The Enhancer..............................................................S-44
Description of the Securities.............................................S-46
Description of the Policy.................................................S-54
Yield and Prepayment Considerations.......................................S-54
The Agreements............................................................S-60
Use of Proceeds...........................................................S-70
Certain Federal Income Tax Considerations.................................S-70
ERISA Considerations......................................................S-71
Legal Investment..........................................................S-71
Underwriting..............................................................S-71
Experts...................................................................S-72
Legal Matters.............................................................S-72
Ratings...................................................................S-72

                                                    PROSPECTUS

Prospectus Supplement........................................................3
Reports to Holders...........................................................3
Available Information........................................................3
Incorporation of Certain Documents by Reference..............................4
Summary of Terms.............................................................5
Risk Factors................................................................18
Description of the Securities...............................................24
The Trust Funds.............................................................28
Enhancement.................................................................36
Servicing of Loans..........................................................38
The Agreements..............................................................45
Certain Legal Aspects of the Loans..........................................54
The Depositor...............................................................64
Use of Proceeds.............................................................65
Certain Federal Income Tax Considerations...................................65
State Tax Considerations....................................................87
FASIT Securities............................................................87
ERISA Considerations........................................................90
Legal Matters...............................................................96
Financial Information.......................................................96
Rating......................................................................96
Legal Investment............................................................97
Plan of Distribution........................................................97
Glossary of Terms...........................................................99


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                                    SUMMARY

     THE FOLLOWING IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED
INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND THE
ACCOMPANYING PROSPECTUS. CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE
DEFINED HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS. WE REFER YOU TO
THE INDEX OF DEFINED TERMS BEGINNING ON PAGE S-74 HEREIN FOR THE LOCATION
HEREIN OF THE DEFINITIONS OF CERTAIN CAPITALIZED TERMS USED HEREIN.

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Issuer......................................The GMACM Revolving Home Equity Loan Trust 1999-1, a Delaware
                                            business trust, will be formed pursuant to a trust agreement.  The assets of the issuer will consist of:

                                                 o   the home equity revolving credit line loans and home
                                                     equity loans transferred to the issuer on the closing
                                                     date;

                                                 o   additional draws under the home equity revolving credit
                                                     line loans during the period from the closing date to but
                                                     excluding the beginning of the rapid amortization period,
                                                     as described in this prospectus supplement;

                                                 o   home equity revolving credit line loans and home equity
                                                     loans sold to the issuer after the closing date; and

                                                 o   certain related assets.

The Term Notes..............................$250,000,000 Home Equity Loan-Backed Term Notes, Series 1999-1, are
                                            offered by this prospectus supplement.  The term notes will be issued pursuant to an indenture to be dated as of June 17, 1999, between the issuer and Norwest Bank Minnesota, National Association, as indenture trustee.

The Variable Funding Notes..................Home Equity Loan-Backed Variable Funding Notes, Series 1999-1. The
                                            variable funding notes are not offered by this prospectus
                                            supplement.

The Certificates............................Home Equity Loan-Backed Certificates, Series 1999-1.  The
                                            certificates are not offered by this prospectus supplement.

Depositor...................................Bear Stearns Asset Backed Securities, Inc.

                                            FOR MORE INFORMATION ON THE DEPOSITOR, WE REFER YOU TO "THE
                                            DEPOSITOR" IN THE ACCOMPANYING PROSPECTUS.

Seller and Servicer.........................GMAC Mortgage Corporation, a Pennsylvania corporation, will be the seller and servicer of the mortgage loans. The servicer will be obligated to service the mortgage loans pursuant to the servicing agreement to be dated as of June 17, 1999, among the servicer, the issuer and the indenture trustee.  Newman & Associates, Inc., one of the underwriters, is an affiliate of the seller and servicer.

                                            WE REFER YOU TO "THE AGREEMENTS--THE SERVICING AGREEMENT" AND "THe
                                            SELLER AND SERVICER --GENERAL" IN THIS PROSPECTUS SUPPLEMENT FOr
                                            FURTHER INFORMATION ON THE SELLER AND SERVICER.

Owner Trustee...............................Wilmington Trust Company.

                                            WE REFER YOU TO "THE OWNER TRUSTEE" IN THIS PROSPECTUS SUPPLEMENT
                                            FOR FURTHER INFORMATION ON THE OWNER TRUSTEE.

Indenture Trustee...........................Norwest Bank Minnesota, National Association.

                                            WE REFER YOU TO "THE INDENTURE TRUSTEE" IN THIS PROSPECTUS
                                            SUPPLEMENT FOR FURTHER INFORMATION ON THE INDENTURE TRUSTEE.

Cut-Off Date................................The close of business on June 1, 1999.

Closing Date................................On or about June 17, 1999.

Payment Date................................The 18th day of each month (or, if that day is not a Business Day, the next Business Day), beginning on July 19, 1999.

Denominations and Registration..............The term notes will be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess of that amount.  The term notes will initially be issued in book-entry form.  Those acquiring beneficial ownership interests in the term notes, the term note owners, may elect to hold their term notes through The Depository
                                            Trust Company in the United States, or Cedelbank or the Euroclear
                                            System in Europe.  Transfers within The Depository Trust Company,
                                            Cedelbank or the Euroclear System will be in accordance with the usual rules and operating procedures of that system.  No term note owner can receive a physical certificate representing their interest, except if definitive term notes are issued under the limited circumstances described in this prospectus supplement.  All references in this prospectus supplement to any term notes reflect the rights of term note owners only as those rights may be exercised through The Depository Trust Company and its participating organizations for so long as those term notes are in book-entry form.

                                            WE REFER YOU TO "DESCRIPTION OF THE SECURITIES--BOOK-ENTRY NOTES"
                                            In THIS PROSPECTUS SUPPLEMENT AND "DESCRIPTION OF THE
                                            SECURITIES--BOOK-ENTRY SECURITIES" IN THE ATTACHED PROSPECTUS FOR
                                            FURTHER INFORMATION.

The Mortgage Pool...........................Unless we indicate otherwise, the statistical information we present in this prospectus supplement reflects the initial pool of mortgage loans as of the cut-off date. The aggregate outstanding principal balance of the initial mortgage loans as of the cut-off date is approximately $181,375,839.80. The outstanding principal balance of each mortgage loan as of the related cut-off date is the "cut-off date balance".

                                            o    home equity revolving credit line loans to be sold to the
                                                 issuer will be adjustable rate home equity revolving credit line loans evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on
                                                 residential properties.

                                            o    No more than approximately 95.73% of the initial home equity revolving credit line loans (by cut-off date balance) are
                                                 secured by second or more junior mortgages or deeds of trust and the rest are secured by first mortgages or deeds of
                                                 trust.

                                            The property of the trust will include:

                                            o    the unpaid principal balance of the home equity revolving
                                                 credit line loans and home equity loans as of the close of business on the cut-off date, June 1, 1999;

                                            o    the unpaid principal balance as of the related subsequent
                                                 cut-off date of home equity revolving credit line loans and home equity loans added to the property of the trust after the closing date; and

                                            o    any additions to the home equity revolving credit line loans as a result of draws or new advances of money made pursuant to the applicable credit line agreement after the cut-off
                                                 date or related subsequent cut-off date.

                                            The unpaid principal balance of a home equity revolving credit line loan on any day will be equal to:

                                                 o    its cut-off date balance, PLUS

                                                 o    any additional balances relating to that home equity
                                                      revolving credit line loan sold to the issuer before
                                                      that day, MINUS

                                                o     all collections credited against the principal balance
                                                      of that home equity revolving credit line loan in
                                                      accordance with the related credit line agreement since
                                                      the cut-off date or related subsequent cut-off date. The
                                                      principal balance of a liquidated home equity revolving
                                                      credit line loan after the final recovery of related
                                                      liquidation proceeds will be zero.

                                            The home equity loans to be sold to the issuer will be fixed rate closed-end home equity loans evidenced by promissory notes and secured by mortgages on the related mortgaged properties. No more than approximately 98.44% of the initial home equity loans (by cut-off date balance) are secured by second or more junior mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The initial home equity loans provide for substantially equal payments in an amount sufficient to amortize the home equity loans over their terms.

Loan Rate...................................The loan rate of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related mortgage note or credit line agreement. The loan rate borne by each mortgage loan, after the completion of any initial teaser period during which the loan rate may be fixed or set at a discounted variable rate for a period of from three to six months, is:

                                            o    in the case of a home equity revolving credit line loan,
                                                 adjustable on the date specified in the related credit line agreement to a rate based on an index; and

                                            o    in the case of a home equity loan, fixed as of the date of its origination.

                                            Interest on each home equity revolving credit line loan is computed daily and payable monthly on the average daily
                                            outstanding principal balance of such home equity revolving credit line loan. After any initial teaser period during which the loan rate may be fixed or set at a discounted variable rate for approximately three to six months, the loan rate on each home equity revolving credit line loan will be adjusted on each adjustment date to a rate equal to the sum of the index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum loan rate over the life of the home equity revolving credit line loan specified in such credit line agreement. As of the cut-off date, the weighted average loan rate for the home equity revolving credit line loans, after the expiration of any applicable teaser periods, is
                                            approximately 9.481% and for the home equity loans is
                                            approximately 9.712%.

                                            WE REFER YOU TO "MORTGAGE LOANS--INITIAL HELOC CHARACTERISTICS"
                                            AND "--INITIAL HEL CHARACTERISTICS" IN THIS PROSPECTUS SUPPLEMENT
                                            FOr FURTHER INFORMATION.

Pre-Funding Account.........................On the closing date, approximately $68,624,160.20 will be deposited into an account designated the "pre-funding account".  This amount will come from the proceeds of the sale of the term notes.  During the pre-funding period as described in this prospectus supplement, funds on deposit in the pre-funding account will be used by the issuer to buy mortgage loans from the seller from time to time. The pre-funding period will be the period from the closing date to the earliest of:

                                            o    the date on which the amount on deposit in the pre-funding account is less than $100,000;

                                            o    December 31, 1999; or

                                            o    the occurrence of a managed amortization event or a rapid
                                                 amortization event, as further described herein.

                                            The mortgage loans sold to the trust after the closing date, as well as all initial mortgage loans, will conform to certain specified characteristics. After the end of the pre-funding period, mortgage loans will continue to be purchased by the issuer through the end of the revolving period, as described in this prospectus supplement, subject to certain conditions.

                                            WE REFER YOU TO "DESCRIPTION OF THE MORTGAGE LOANS-CONVEYANCE OF
                                            SUBSEQUENT MORTGAGE LOANS, THE PRE-FUNDING ACCOUNT AND THE FUNDING
                                            ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT FOR FURTHER INFORMATION.

Capitalized Interest Account................On the closing date, if required by Ambac Assurance Corporation, part of the proceeds of the sale of the term notes will be deposited into an account designated the "capitalized interest account", which will be held by the indenture trustee. Amounts on deposit in the capitalized interest account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the capitalized interest account at the end of the pre-funding period will be paid to the seller.

                                            WE REFER YOU TO "DESCRIPTION OF THE SECURITIES--CAPITALIZED
                                            INTERESt ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT FOR FURTHER
                                            INFORMATION.

Funding Account.............................An account designated the "funding account" will be set up with the indenture trustee on the closing date. On each payment date during the revolving period, the indenture trustee will deposit principal collections for the related collection period into the funding account, and will apply them first to buy additional balances arising under home equity revolving credit line loans in the trust and thereafter to buy more mortgage loans, to the extent they are available. If not all principal collections in the funding account have been applied to buy additional balances and mortgage loans at the end of the revolving period, the amount left in the funding account will be paid to noteholders as a payment of principal. During the revolving period, we expect that mortgage loans bought with amounts in the funding account will primarily be home equity revolving credit line loans.

                                            WE REFER YOU TO "DESCRIPTION OF THE MORTGAGE LOANS--CONVEYANCE Of
                                            SUBSEQUENT MORTGAGE LOANS, THE PRE-FUNDING ACCOUNT AND THE FUNDING
                                            ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT FOR FURTHER INFORMATION.

Interest Payments...........................Interest payments on the term notes will be made monthly on each payment date, beginning in July 1999, at the note rate described below for the related interest period, subject to the limitations set forth below, which may result in interest shortfalls, as described below. The note rate for each interest period will be a floating rate equal to the least of:

                                            o    LIBOR plus 0.29% per annum (or, on any payment date on which the aggregate term note balance is less than 10% of the
                                                 initial aggregate term note balance, LIBOR plus 0.58% per
                                                 annum);

                                            o    the net loan rate, as described in this prospectus supplement under "Description of the Securities--Interest Payments on the Notes"; and

                                            o    14.50% per annum.

                                            However, on any payment date for which the related note rate has been determined by the second bullet point above, the interest shortfall will be determined. Interest shortfalls and interest on them at the note rate (as adjusted from time to time) will be paid on later payment dates, to the extent funds are available for that purpose as described under "Description of the
                                            Securities--Priority of Distributions". Interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for the term notes.
                                            Interest on the notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the closing date) through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year.

                                            All interest payments on the notes for any payment date will be allocated to the term notes and the variable funding notes pro rata based on their respective interest accruals. The interest rate on the variable funding notes for any payment date will not significantly exceed the note rate for the related interest period.

Principal Payments..........................With respect to any payment date during the revolving period, no principal will be paid on the notes, and all principal collections will be deposited into the funding account and used to purchase additional balances relating to home equity revolving credit line loans and to purchase additional mortgage loans. On each payment date during the managed amortization period, the aggregate amount payable as principal of the notes will be equal to net principal collections for that payment date, as further described in this prospectus supplement. On each payment date during the rapid amortization period, the aggregate amount payable as principal of the notes will be equal to principal collections for that payment date. In addition, on each payment date after the end of the revolving period, to the extent of funds available for that purpose, holders of the term notes and the holders of the variable funding notes will be entitled to get certain additional amounts in reduction of the note balance of the related notes, generally equal to liquidation loss amounts, as further described in this prospectus supplement.

                                            All principal payments due and payable on the notes will be allocated to the term notes and the variable funding notes pro rata based on the outstanding principal balances thereof until paid in full. In no event will principal payments on the notes on any payment date exceed the related note balance of those notes on that payment date. On the final payment date, principal will be due and payable on the notes in an amount equal to the related note balance remaining outstanding on that payment date.

                                            The revolving period will be the period beginning on the closing date and ending on the earlier of December 31, 2000 and the occurrence of a managed amortization event or certain rapid amortization events. The managed amortization period will be the period beginning on the first payment date following the end of the revolving period and ending on the earlier of December 31,
                                            2004 and the occurrence of certain rapid amortization events. The rapid amortization period will be the period beginning on the earlier of the first payment date following the end of the managed amortization period and the occurrence of certain rapid
                                            amortization events, and ending upon the termination of the issuer. A managed amortization event will be deemed to occur on any date on which the amount on deposit in the funding account equals or exceeds $10,000,000.

Allocation of Payments on the
Mortgage Loans..............................All collections on the mortgage loans will generally be allocated by the servicer according to the terms of the related credit line agreements or mortgage notes between amounts collected in respect of interest and principal. We refer you to "The Agreements--The
                                            Servicing Agreement--P & I Collections" in this prospectus supplement, which describes the calculation of principal
                                            collections and interest collections on the mortgage loans for the collection period related to each payment date.

                                            o    With respect to each payment date, the portion of interest collections available to be applied towards the payment of interest on the notes will equal interest collections for
                                                 such payment date

                                            o    The portion of principal collections available to be applied towards the payment of principal on the notes will equal:

                                                     o        at any time during the revolving period, zero,

                                                     o        at any time during the managed amortization period,
                                                     net principal collections for such payment date and

                                                     o        at any time during the rapid amortization period,
                                                     principal collections for such payment date.

                                            During the revolving period, principal collections will be applied by the trust to buy mortgage loans and, during the period from the closing date to the beginning of the rapid amortization period, principal collections will be applied to purchase additional balances, in each case to the extent they are available. Principal collections will no longer be applied to acquire mortgage loans after the end of the revolving period and will no longer be applied to buy additional balances during the rapid amortization period.

                                            WE REFER YOU TO "DESCRIPTION OF THE SECURITIES--PRIORITY Of
                                            DISTRIBUTIONS" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF
                                            EVENTS THAT WOULD CAUSE THE RAPID AMORTIZATION PERIOD TO BEGIN.

Credit Enhancement..........................The credit enhancement provided for the benefit of the noteholders will consist of:

                                                     o        excess spread;

                                                     o        overcollateralization; and

                                                     o        the financial guaranty insurance policy,

                                            each as further described in this prospectus supplement.

The Enhancer................................Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation.

                                            WE REFER YOU TO "THE ENHANCER" IN THIS PROSPECTUS SUPPLEMENT FOR
                                            FURTHER INFORMATION.

Optional Redemption.........................A principal payment may be made to redeem the term notes upon the exercise by the servicer of its option to purchase the mortgage loans and the related assets of the trust after the aggregate balance of the term notes is reduced to an amount less than or equal to 10% of their initial balance. The purchase price payable by the servicer for these mortgage loans will be the sum of:

                                            o     the aggregate outstanding principal balance of the mortgage loans, plus accrued and unpaid interest thereon at the
                                                  weighted average of the net loan rates of these mortgage
                                                  loans through the day preceding the payment date of this
                                                  purchase;

                                            o     an amount equal to any interest shortfalls plus accrued and unpaid interest on these interest shortfalls; and

                                            o     all amounts due and owing Ambac Assurance Corporation.

Final Payment of Principal
on the Notes................................The notes will be payable in full on the payment date in June 2027 to the extent of the outstanding note balance on that date, if any.  In addition, the issuer will pay the notes in full upon the exercise by the servicer of its option to purchase all of the mortgage loans in the trust and all property acquired relating to the mortgage loans.

                                            WE REFER YOU TO "DESCRIPTION OF THE SECURITIES--MATURITY AND
                                            OPTIONAl REDEMPTION" IN THIS PROSPECTUS SUPPLEMENT AND "THE
                                            AGREEMENTS--TERMINATION--INDENTURE" IN THE ATTACHED PROSPECTUS FoR
                                            FURTHER INFORMATION.

Optional Removal of Certain
Mortgage Loans..............................In certain instances where a mortgagor either:

                                            o     requests an increase in the credit limit on the related home equity revolving credit line loan above the limit stated on the related credit line agreement;

                                            o     asks to place a lien on the related mortgaged property senior to the lien of the related mortgage loan; or

                                            o     refinances the senior lien resulting in a combined
                                                  loan-to-value ratio above the prior combined loan-to-value ratio for that loan;

                                            then the servicer will have the option to purchase from the trust that home equity revolving credit line loan, as further described in this prospectus supplement.

ERISA Considerations........................The term notes are eligible for purchase by pension, profit-sharing or other employee benefit plans as well as
                                            individual retirement accounts and certain types of Keogh Plans.
                                            However, any fiduciary or other investor of assets of a plan that proposes to acquire or hold the term notes on behalf of or with assets of any plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of
                                            ERISA and the Internal Revenue Code of 1986, as amended, to the proposed investment.

                                            WE REFER YOU TO "ERISA CONSIDERATIONS" IN THIS PROSPECTUS
                                            SUPPLEMENT AND IN THE ATTACHED PROSPECTUS FOR FURTHER INFORMATION.

Certain Federal Income
Tax Considerations..........................In the opinion of Brown & Wood LLP, special tax counsel to the depositor, for federal income tax purposes, the term notes will be characterized as indebtedness, and the issuer, as created and governed pursuant to the terms and conditions of the trust agreement, will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes, or as a "taxable mortgage pool" within the meaning of section 7701(i) of the Internal Revenue Code of 1986, as amended. In addition, each noteholder, by its acceptance of a note, will agree to treat that note as debt for federal, state and local tax purposes.

                                            FOR FURTHER INFORMATION REGARDING CERTAIN INCOME TAX
                                            CONSIDERATIONS IN RESPECT OF AN INVESTMENT IN THE TERM NOTES, WE
                                            REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THIS
                                            PROSPECTUS SUPPLEMENT AND IN THE ATTACHED PROSPECTUS AND "STATE
                                            TAX CONSIDERATIONS" IN THE ATTACHED PROSPECTUS.

Legal Investment............................The term notes will not constitute "mortgage related securities"
                                            for purposes of the Secondary Mortgage Market Enhancement Act of
                                            1984, as amended, because the property of the trust includes mortgage loans secured by subordinate liens on the related mortgaged properties. Institutions the investment activities of which are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the term notes.

                                            WE REFER YOU TO "LEGAL INVESTMENT" IN THIS PROSPECTUS SUPPLEMENT
                                            FOR FURTHER INFORMATION.

Ratings.....................................It is a condition to the issuance of the term notes that they be rated at least "Aaa" by Moody's Investors Service, Inc. and "AAA" by
                                            Standard & Poor's, a division of The McGraw-Hill Companies, Inc.  A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization.  A security rating does not address the frequency of prepayments of the mortgage loans or draws on the home equity revolving credit line loans, the likelihood of the receipt of any amounts in respect of interest shortfalls or any corresponding effect on the yield to investors.

                                            WE REFER YOU TO "YIELD AND PREPAYMENT CONSIDERATIONS" AND
                                            "RATINGS" IN THIS PROSPECTUS SUPPLEMENT FOR FURTHER INFORMATION.

                                 RISK FACTORS

     YOU SHOULD CONSIDER THE FOLLOWING INFORMATION CAREFULLY, AS WELL AS THE INFORMATION BEGINNING ON PAGE 18 OF THE ATTACHED PROSPECTUS, SINCE IT IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE TERM NOTES. CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS. WE REFER YOU TO THE INDEX OF DEFINED TERMS BEGINNING ON PAGE S-74 HEREIN FOR THE LOCATION HEREIN OF THE DEFINITIONS OF CERTAIN CAPITALIZED TERMS USED HEREIN.

THERE IS A RISK THAT THE MORTGAGED PROPERTIES MIGHT NOT BE ADEQUATE SECURITY FOR THE MORTGAGE LOANS.

     Although the Mortgage Loans are secured by liens on Mortgaged Properties, this collateral may not give assurance of repayment of the Mortgage Loans comparable to that many first lien lending programs provide, and the Mortgage Loans (especially those with high CLTVs) may have risk of repayment characteristics more similar to unsecured consumer loans.

     Approximately 96.62% (by aggregate Cut-Off Date Balance) of the Initial Mortgage Loans are secured by second or more junior Mortgages that are subordinate to the rights of the mortgagee under a senior mortgage or mortgages. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding Principal Balance of these Mortgage Loans only to the extent that the claims of the senior mortgages have been satisfied in full, including any related foreclosure costs. If the Servicer determines that it would be uneconomical to foreclose on the related Mortgaged Property, the Servicer may write off the entire outstanding Principal Balance of the related Mortgage Loan. These considerations will be particularly applicable to Mortgage Loans secured by second or more junior Mortgages that have high Combined Loan-to-Value Ratios because, in these cases, the Servicer is more likely to determine that foreclosure would be uneconomical. These losses will be borne by Noteholders if the applicable credit enhancement is insufficient to absorb them.

     Defaults on Mortgage Loans are generally expected to occur with greater frequency in their early years. The rate of default of Mortgage Loans secured by junior Mortgages may be greater than that of Mortgage Loans secured by senior Mortgages on comparable properties.

     We cannot assure you that the values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market experiences an overall decline in value, this could extinguish the value of the interest of a junior mortgagee in the Mortgaged Property before having any adverse effect on the interest of the related senior mortgagees.

THERE ARE RISKS RELATED TO RELYING ON THE CREDIT OF THE MORTGAGORS.

     As a result of the above considerations, the underwriting standards and procedures applicable to the Mortgage Loans, as well as the repayment prospects of the Mortgage Loans, may be more dependent on the creditworthiness of the borrower and less dependent on the adequacy of the Mortgaged Property as collateral than would be the case under many first lien lending programs. As to the Mortgage Loans, future changes in the borrower's economic circumstances will have a significant effect on the likelihood of repayment, since additional draws on the HELOCs may be made by the borrower in the future up to the applicable credit limit. Although the HELOCs are generally subject to provisions whereby the Servicer may reduce the applicable credit limit as a result of a material adverse change in the borrower's economic circumstances, the Servicer generally will not monitor for these changes and may not become aware of them until after the borrower has defaulted. Under certain circumstances, a borrower with a HELOC may draw his entire credit limit in response to personal financial needs resulting from an adverse change in circumstances.

     Under the home equity program of the Seller (the "GMACM HOME EQUITY PROGRAM") relating to the HELOCs, the Seller generally qualifies Mortgagors based on an assumed payment that reflects a Loan Rate significantly lower than the related Maximum Loan Rate. The repayment of any HELOC may thus be dependent on the ability of the related Mortgagor to make larger interest payments if the Loan Rate of the related Mortgage Loan is adjusted during the life of the HELOC.

     Future changes in a borrower's economic circumstances may result from a variety of unforeseeable personal factors, including loss of employment, reduction in income, illness and divorce. Any increase in prevailing market interest rates may adversely affect a borrower by increasing debt service on the related HELOC or other similar debt of the borrower. In addition, changes in the payment terms of any related senior mortgage loan may adversely affect the borrower's ability to pay principal and interest on the senior mortgage loan. For example, these changes may result if the senior mortgage loan is an adjustable rate loan and the interest rate on the loan increases, which may occur with or without an increase in prevailing market interest rates if the increase is due to the phasing out of a reduced initial rate. Specific information about these senior mortgage loans, other than the amount of these loans at origination of the corresponding Mortgage Loan, is not available, and we are not including it in this Prospectus Supplement.

     General economic conditions, both on a national and regional basis, will also have an impact on the ability of borrowers to repay their Mortgage Loans. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, as a result, will experience higher rates of loss and delinquency than mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans may be concentrated in these regions, and this concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. You should note that approximately 39.49% and 12.68% (by aggregate Cut-Off Date Balance) of the Initial Mortgage Loans are secured by Mortgaged Properties located in the States of California and Michigan, respectively. In addition, any change in the deductibility for federal income tax purposes of interest payments on home equity loans may also have an adverse impact on the ability of borrowers to repay their Mortgage Loans.

THERE ARE RISKS RELATED TO THE INTEREST-ONLY FEATURE FOR CERTAIN HELOCS.

     As to approximately 64.99% (by Cut-Off Date Balance) of the Initial HELOCs, the borrowers are not required to make any principal payments until the maturity of their loans (the "BALLOON LOANS"). As such, these borrowers generally must pay the entire remaining principal amount of their HELOC at its maturity. The ability of these borrowers to make such a payment may depend on the ability of these borrowers to get refinancing of the balance due on their HELOC or to sell the related Mortgaged Property. An increase in interest rates over the Loan Rate applicable at the time their HELOC was originated may have an adverse effect on their ability to get refinancing, to make the required monthly payment or to pay the balance of their HELOC at its maturity. Collections on the HELOCs may also vary due to seasonal purchasing and payment habits of borrowers.

     In the case of Balloon Loans, the required minimum monthly payments on such HELOCs will not amortize the outstanding principal amount of such HELOCs prior to maturity, which amount may include substantial draws recently made. Furthermore, HELOCs generally have adjustable rates that are subject to much higher maximum rates than typically apply to adjustable rate first mortgage loans, and which may be as high as applicable usury limitations. Borrowers under these HELOCs are generally qualified based on an assumed payment that reflects either the initial interest rate or a rate significantly lower than the maximum rate.

     With respect to certain HELOCs, general credit risk may also be greater to Noteholders than to holders of instruments representing interests solely in level payment first mortgage loans, since no payment of principal generally is required until after either a five, ten or fifteen year Draw Period under the related Credit Line Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the HELOCs, there could be substantial delays in connection with the liquidation of HELOCs that are delinquent, and shortfalls in payments to you could occur if the credit support described in this prospectus supplement is insufficient to absorb these losses. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the liquidation proceeds otherwise payable to Noteholders. In the event any Mortgaged Property fails to provide adequate security for the related Mortgage Loan, any losses in connection with such Mortgage Loan will be borne by the Noteholders to the extent that the applicable credit enhancement is insufficient to absorb these losses.

THERE IS A RISK THAT LOAN RATES MAY REDUCE THE NOTE RATE ON THE TERM NOTES.

     The Note Rate on the Term Notes will be a floating rate, as described in this prospectus supplement. The Loan Rates of the HELs are fixed and do not adjust. As such, if one-month LIBOR rises, you could get interest at a rate less than LIBOR plus the specified margin due to these limitations on the Note Rate. In addition, the weighted average Loan Rate of the Mortgage Loans will change, and may decrease, over time due to scheduled amortization of the Mortgage Loans, prepayments of Mortgage Loans, transfers to the Issuer of Subsequent Mortgage Loans and removal of Mortgage Loans by the Seller. We cannot assure you that the weighted average Loan Rate of the Mortgage Loans will not decrease after the Closing Date.

THERE ARE RISKS RELATING TO YIELD AND PREPAYMENT CONSIDERATIONS.

     The yield to maturity of the Term Notes will depend on the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the Mortgage Loans, the rate and timing of draws on the related HELOCs, and the price you pay for your Term Notes. This yield may be adversely affected by a higher or lower than anticipated rate of principal payments or draws on the related HELOCs. The Mortgage Loans may be prepaid in full or in part without penalty. The rate and timing of defaults on the Mortgage Loans will also affect the yield to maturity of the Term Notes.

     During the Revolving Period, if the Seller does not sell enough Additional Balances and/or Subsequent Mortgage Loans to the Issuer, the Issuer will not fully apply amounts on deposit in the Funding Account to the purchase of Additional Balances and Subsequent Mortgage Loans by the end of the Revolving Period. These remaining amounts will be paid to the Noteholders as principal on the first Payment Date following the end of the Revolving Period. See "Yield and Prepayment Considerations" herein.

THERE ARE RISKS RELATING TO LIMITATIONS ON THE REPURCHASE OR REPLACEMENT OF DEFECTIVE MORTGAGE LOANS BY THE SELLER.

     We cannot assure you that, at any particular time, the Seller will be able, financially or otherwise, to repurchase or replace Defective Mortgage Loans as described in this prospectus supplement. If the Seller repurchases or is required to repurchase defective mortgage loans from any other series of asset backed securities, the financial ability of the Seller to repurchase Defective Mortgage Loans from the Issuer may be adversely affected. In addition, other events relating to the Seller and its operations could occur that would adversely affect the financial ability of the Seller to repurchase Defective Mortgage Loans from the Issuer, including the termination of borrowing arrangements that provide the Seller with funding for its operations, or the sale or other disposition of all or any significant portion of the Seller's assets. If the Seller does not repurchase or replace a Defective Mortgage Loan, then the Servicer, on behalf of the Issuer, will try to recover the maximum amount possible with respect to such Defective Mortgage Loan, and any resulting delay or loss will be borne by the Noteholders, to the extent that the related credit enhancement does not cover this delay or loss.

THERE ARE RISKS RELATED TO POSSIBLE VARIATIONS IN THE SUBSEQUENT MORTGAGE LOANS FROM THE INITIAL MORTGAGE LOANS.

     Each Subsequent Mortgage Loan will satisfy the eligibility criteria referred to in this prospectus supplement at the time the Seller transfers it to the Issuer. However, the Seller may originate or acquire Subsequent Mortgage Loans using credit criteria different from those it applied to the Initial Mortgage Loans. As such, these Subsequent Mortgage Loans may be of a different credit quality from the Initial Mortgage Loans. Thus, after the transfer of Subsequent Mortgage Loans to the Issuer, the aggregate characteristics of the Mortgage Loans then part of the Trust Estate may vary from those of the Initial Mortgage Loans. See "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans, the Pre-Funding Account and the Funding Account".

THERE ARE RISKS RELATING TO CERTAIN LEGAL CONSIDERATIONS.

     The Mortgage Loans are secured by Mortgages. With respect to Mortgage Loans that are secured by first Mortgages, the Servicer may, under certain circumstances, agree to a new mortgage lien on the related Mortgaged Property having priority over that Mortgage. Mortgage Loans secured by second Mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any senior mortgage loans and prior statutory liens have been satisfied. If these proceeds are insufficient to satisfy these senior loans and prior liens in the aggregate, the Issuer, and accordingly, the Noteholders, will bear the risk of delay in distributions while the Servicer gets a deficiency judgment (to the extent available in the related state) against the related Mortgagor, and also bear the risk of loss if the Servicer cannot get or realize upon that deficiency judgment. See "Certain Legal Aspects of the Loans" in the Prospectus.

     If the Seller becomes insolvent, the receiver of the Seller may try to recharacterize the Seller's sale of the Mortgage Loans as a borrowing by the Seller secured by a pledge of the Mortgage Loans. If the receiver decided to challenge this transfer, you could experience delays in payments on your Term Notes, and possible reductions in the amount paid. The Depositor will warrant that the transfer of its interest in the Mortgage Loans to the Issuer is a valid transfer and assignment of that interest.

     If a conservator, receiver or trustee is appointed for the Seller, or if certain other events relating to the insolvency of the Seller occur, Additional Balances and Subsequent Mortgage Loans will no longer be transferred by the Seller to the Depositor pursuant to the Purchase Agreement. If this happens, an Event of Default under the Trust Agreement and the Indenture will occur, and the Owner Trustee will try to sell the Mortgage Loans (unless the Enhancer or Holders of Securities evidencing undivided interests aggregating at least 51% of the aggregate outstanding principal balance of the Securities instruct otherwise). This would cause early payment of the Term Note Balance of the Term Notes.

     If the Servicer becomes bankrupt or insolvent, the related bankruptcy trustee or receiver may have the power to prevent the appointment of a successor Servicer.

THERE ARE RISKS RELATING TO THE REPURCHASE OPTION OF THE SERVICER.

     In certain instances in which a Mortgagor either:

     o requests an increase in the credit limit on the related HELOC above the limit stated in the Credit Line Agreement;

     o requests to place a lien on the related Mortgaged Property senior to the lien of the related Mortgage Loan; or

     o refinances the senior lien resulting in a Combined Loan-to-Value Ratio above the previous Combined Loan-to-Value Ratio for such loan;

then the Servicer will have the option to purchase from the Trust Estate the related Mortgage Loan at a price equal to the Repurchase Price. There are no limitations on the frequency of these repurchases or the characteristics of the Mortgage Loans so repurchased. These repurchases may cause an increase in prepayments on the Mortgage Loans, which may reduce the yield on the Term Notes. In addition, these repurchases may affect the characteristics of the Mortgage Loans in the aggregate with respect to Loan Rates and credit quality.

THERE ARE RISKS RELATING TO THE LIMITATIONS OF, AND THE POSSIBLE REDUCTION AND SUBSTITUTION OF, CREDIT ENHANCEMENT.

     Credit enhancement will be provided for the Term Notes in the form of:

     o Excess Spread (representing excess interest collections, if available);

     o    overcollateralization; and

     o    the Policy, to the limited extent described herein.

None of the Seller, the Depositor, the Servicer or any of their respective affiliates will be required to take any other action to maintain, or have any obligation to replace or supplement, this credit enhancement or any rating of the Term Notes. To the extent that losses are incurred on the Mortgage Loans that are not covered by Excess Spread, overcollateralization or the Policy, Securityholders (including the Term Noteholders) will bear the risk of such losses.

THERE ARE RISKS RELATING TO SOCIAL, ECONOMIC AND OTHER FACTORS.

     The ability of the Issuer to purchase Subsequent Mortgage Loans is largely dependent upon whether mortgagors perform their payment and other obligations required by the related mortgage loans in order that such mortgage loans meet the specified requirements for transfer on a Subsequent Transfer Date as a Subsequent Mortgage Loan. The performance by these mortgagors may be affected as a result of a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, we cannot predict whether or to what extent economic or social factors will affect the performance by such mortgagors and the availability of Subsequent Mortgage Loans.

                       DESCRIPTION OF THE MORTGAGE LOANS

GENERAL

     The statistical information presented in this Prospectus Supplement relates to the Mortgage Loans as of the close of business on the Cut-Off Date (the "INITIAL MORTGAGE LOANS"). Unless otherwise indicated, all percentages set forth in this Prospectus Supplement are based upon the outstanding principal balances of the Initial Mortgage Loans as of the Cut-Off Date (the "CUT-OFF DATE BALANCE"). Mortgage Loans sold to the Issuer after the Closing Date (the "SUBSEQUENT MORTGAGE LOANS"), will be selected using generally the same criteria as that used to select the Initial Mortgage Loans, and generally the same representations and warranties will be made with respect thereto. See "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans, the Pre-Funding Account and the Funding Account" herein

     With respect to each adjustable rate home equity revolving credit line loan (the "HELOCS"), the "COMBINED LOAN-TO-VALUE RATIO" or "CLTV" generally will be the ratio, expressed as a percentage, of the sum of (i) the credit limit thereof pursuant to the related Credit Line Agreement (the "CREDIT LIMIT") and (ii) any outstanding principal balance, at origination of such HELOC, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value. With respect to each HELOC, the "JUNIOR RATIO" generally will be the ratio, expressed as a percentage, of the Credit Limit of such HELOC to the sum of (i) the greater of the Cut-Off Date Balance or the Credit Limit, if applicable, of such HELOC and (ii) the principal balance of any related senior mortgage loan at origination of such HELOC. The "CREDIT UTILIZATION RATE" is determined by dividing the Cut-Off Date Balance of a HELOC by the Credit Limit of the related Credit Line Agreement. The "APPRAISED VALUE" for any HELOC will be the appraised value of the related Mortgaged Property determined in the appraisal used in the origination of such HELOC (which may have been obtained at an earlier time); provided that if such HELOC was originated simultaneously with a senior lien on the related Mortgaged Property, the Appraised Value shall be the lesser of the appraised value at the origination of the senior lien and the sales price for such Mortgaged Property. However, with respect to not more than 8.590% of the HELOCs transferred to the Issuer on the Closing Date (the "INITIAL HELOCS") for which the documentation type is known, the "STATED VALUE" will be based on the stated value of the Mortgaged Property given by the related Mortgagor in his or her application. See "Description of the Mortgage Loans--Underwriting Standards" herein.

     With respect to each home equity loan (the "HELS" and, together with the HELOCs, the "MORTGAGE LOANS"), the Combined Loan-to-Value Ratio generally will be the ratio, expressed as a percentage, of the sum of (i) the initial principal balance of such HEL and (ii) any outstanding principal balance, at origination of such HEL, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value. The Appraised Value for any HEL will be the appraised value of the related Mortgaged Property determined in the appraisal used in the origination of such HEL (which may have been obtained at an earlier time); PROVIDED, that if such HEL was originated simultaneously with a senior lien on the related Mortgaged Property, the Appraised Value shall be the lesser of the appraised value at the origination of the senior lien and the sales price for such Mortgaged Property. However, with respect to not more than 13.234% of the HELs transferred to the Issuer on the Closing Date (the "INITIAL HELS") for which the documentation type is known, the Stated Value will be based on the stated value of the Mortgaged Property given by the related Mortgagor in his or her application. See "Description of the Mortgage Loans--Underwriting Standards" herein.

INITIAL HELOCS

     The Initial HELOCs were originated or acquired by GMAC Mortgage Corporation (the "SELLER"). No more than 95.73% (by Cut-Off Date Balance) of the Initial HELOCs are secured by second mortgages or deeds of trust and the remainder of which by first mortgages or deeds of trust. The Mortgaged Properties securing the Initial HELOCs consist primarily of residential properties. As to approximately 99.99% of the Initial HELOCs, the borrower represented at the time of origination that the related Mortgaged Property would be owner occupied as a primary or second home.

     All percentages of the Initial HELOCs described herein are approximate percentages determined (except as otherwise indicated) by the aggregate Cut-Off Date Balance of the Initial HELOCs.

     As of the Cut-Off Date, no Initial HELOC is 30 days or more delinquent. The latest scheduled maturity of any Initial HELOC is December 7, 2024. With respect to approximately 40.44% and approximately 16.55% of the Initial HELOCs, the related Mortgaged Properties are located in the States of California and Michigan, respectively.

LOAN TERMS OF THE HELOCS

     Interest on each HELOC is calculated based on the average daily balance outstanding during the Billing Cycle, and with respect to each HELOC, the "BILLING CYCLE" is the calendar month preceding the related due date.

     Each HELOC has a per annum interest rate required to be paid by the Mortgagor under the terms of the related Credit Line Agreement (the "LOAN RATE"), that is subject to adjustment on each day (each such day, an "ADJUSTMENT DATE") to equal the sum of (a) an index (the "INDEX") which is the prime rate (or high point in a range of prime rates) published in the "Money Rate" column of THE WALL STREET JOURNAL and (b) the fixed percentage specified in the related Credit Line Agreement (the "GROSS MARGIN"), provided, however, that the Loan Rate on each Initial HELOC will in no event be greater than the maximum Loan Rate (the "MAXIMUM LOAN RATE") set forth in the related Credit Line Agreement (subject to the maximum rate permitted by applicable law).

     As of the Cut-Off Date, approximately 61.01% of the Initial HELOCs have a Loan Rate below the rate equal to the sum of the related Index and the Gross Margin (such rate, the "TEASER RATE"), which is in effect during the first 6 months of the term of the loan. With respect to approximately 49.88% of the Initial HELOCs, the Teaser Rate will be equal to the Prime Rate less 1.00%.

     With respect to approximately 4.30% of the Initial HELOCs, the Gross Margin is adjustable from time to time based on the then outstanding balance and Combined Loan-to-Value Ratio generally as follows:

                                 GROSS MARGINS

                                              CLTV NOT             CLTV
OUTSTANDING BALANCE                         MORE THAN 80%     MORE THAN 80%
-------------------                         -------------     -------------
 $25,000 or less                                2.00%             3.00%
 $25,001 to $50,000                             1.75%             2.75%
 $50,001 or more                                1.50%             2.50%

     The Gross Margins with respect to the Initial HELOCs may be reduced below the applicable levels indicated above by 0.25% or by 0.50% in certain instances based on specific employee status with General Motors Corporation ("GM") or its subsidiaries at the time of origination of the Initial HELOC (with no adjustment in the event of any change in such status of the borrower).

     Each Initial HELOC had a term to maturity from the date of origination of not more than 300 months (the "25-YEAR LOANS"), 180 months (the "15-YEAR LOANS"), 120 months (the "10-YEAR LOANS") or 60 months (the "5-YEAR LOANS"). The related mortgagor (the "MORTGAGOR") for each Initial HELOC may make a draw at any time during the period stated in the related Credit Line Agreement (the "DRAW PERIOD"). In addition, with respect to certain of the Initial HELOCs, the related Mortgagor will not be permitted to make any draw during the time period stated in the related Credit Line Agreement (the "REPAYMENT PERIOD"). The Draw Period and the Repayment Period vary for the Initial HELOCs based on such loan's Combined Loan-to-Value ratio at origination, State of origination and original term to maturity. The 25-Year Loans, which comprise approximately 28.05% of the Initial HELOCs, have a Draw Period of 15 years and a Repayment Period of 10 years. With respect to 15-Year Loans and 10-Year Loans with Combined Loan-to-Value Ratios of 90% or less, the Draw Period will be at any time during the term of the loan and there will be no Repayment Period, except with respect to approximately 1.84% of the Initial HELOCs, all of which were originated in the Commonwealth of Massachusetts, and except with respect to approximately 0.07% of the Initial HELOCs, all of which were originated in the State of Connecticut prior to January 1996, which will have a Draw Period of the first 5 years of the loan and will have a Repayment Period for the last 5 years of the loan with respect to such 10-Year Loans and a Draw Period for the first 10 years of the loan and a Repayment Period for the last 5 years with respect to such 15-Year Loans. With respect to approximately 5.03% of the Initial HELOCs, all of which are 15-Year Loans with Combined Loan-to-Value Ratios greater than 90%, the Draw Period will be the first 5 years of the loan, and the Repayment Period will be the final 10 years of the loan. With respect to approximately 0.02% of the Initial HELOCs, all of which are 10-Year Loans with Combined Loan-to-Value Ratios greater than 90%, and all of which were originated prior to September 3, 1997, the Draw Period will be the first 5 years of the term of the loan, and the Repayment Period will be the final 5 years of the loan. With respect to approximately 1.89% of the Initial HELOCs, all of which are 10-Year Loans with Combined Loan-to-Value Ratios greater than 90%, and all of which were originated on or after September 3, 1997, the Draw Period will be 10 years and there will be no Repayment Period. With respect to the 5-Year Loans, the Draw Period will be 5 years and there will be no Repayment Period.

     The maximum amount of each draw with respect to any HELOC is equal to the excess, if any, of the Credit Limit over the outstanding principal balance under such Credit Line Agreement at the time of such draw. Each HELOC may be prepaid in full or in part at any time and without penalty, but with respect to each HELOC, the related Mortgagor will have the right during the related Draw Period to make a draw in the amount of any prepayment theretofore made with respect to such HELOC. Each Mortgagor generally will have access to make draws by check, subject to applicable law. Generally, the Credit Line Agreement or Mortgage related to each HELOC will, subject to applicable law, contain a customary "due-on-sale" clause.

     As to each HELOC, the Mortgagor's right to receive draws during the Draw Period may be suspended, or the Credit Limit may be reduced, for cause under a number of circumstances, including, but not limited to: a materially adverse change in the Mortgagor's financial circumstances; a decline in the value of the Mortgaged Property significantly below its appraised value at origination; or a payment default by the Mortgagor. However, generally such suspension or reduction will not affect the payment terms for previously drawn balances. GMAC Mortgage Corporation (the "SERVICER") will have no obligation under the servicing agreement to be dated as of June 17, 1999, among the Servicer, the Issuer and the Indenture Trustee (the "SERVICING AGREEMENT") to investigate as to whether any such circumstances have occurred and may have no knowledge thereof; therefore there can be no assurance that any Mortgagor's ability to receive draws will be suspended or reduced in the event that the foregoing circumstances occur. In the event of default under a HELOC, the HELOC may be terminated and declared immediately due and payable in full. For this purpose, a default includes, but is not limited to: the Mortgagor's failure to make any payment as required; any action or inaction by the Mortgagor that adversely affects the Mortgaged Property or the rights in the Mortgaged Property; or fraud or material misrepresentation by a Mortgagor in connection with the HELOC.

     Prior to the related Repayment Period or prior to the date of maturity for loans without Repayment Periods, the Mortgagor for each HELOC will be obligated to make monthly payments thereon in a minimum amount that generally will be equal to the Finance Charge (as defined below) for such Billing Cycle. Except as described below, if such loan has a Repayment Period, during such period, the Mortgagor will be obligated to make monthly payments consisting of principal installments which would substantially amortize the Principal Balance by the maturity date, plus current Finance Charges and Additional Charges (as defined below). In addition, certain Mortgagors will be required to pay an annual fee of up to $35.

     Notwithstanding the foregoing, with respect to the Balloon Loans, representing approximately 64.99% of the Initial HELOCs, the Mortgagor will be obligated to make a payment on the related maturity date in an amount equal to the related Account Balance (as defined below). Such Balloon Loans will not have a Repayment Period and prior to the related maturity date, the related Mortgagors will be obligated to make minimum monthly payments generally similar to those described in the first sentence of the preceding paragraph. See "Risk Factors--Interest-Only Feature for HELOCs" herein.

     With respect to each HELOC, (a) the "FINANCE CHARGE" for any Billing Cycle will be an amount equal to the aggregate of, as calculated for each day in the Billing Cycle, the then-applicable Loan Rate divided by 365 multiplied by the daily Principal Balance and (b) the "ACCOUNT BALANCE" on any day generally will be the aggregate of the unpaid principal of the HELOC outstanding at the beginning of such day, plus the sum of any unpaid fees, insurance premiums and other charges, if any (collectively, "ADDITIONAL CHARGES") and any unpaid Finance Charges that are due on such HELOC, plus the aggregate of all related draws funded on such day, minus the aggregate of all payments and credits that are applied to the repayment of any such draws on such day. Payments made by or on behalf of the Mortgagor for each HELOC will be applied to any unpaid Finance Charges that are due thereon, prior to application, to any unpaid principal outstanding.

     Approximately 0.053% of the Initial HELOCs are insured by mortgage insurance policies covering all or a portion of any losses on each such loan, subject to certain limitations.

INITIAL HELOC CHARACTERISTICS

     Set forth below is a description of certain additional characteristics of the Initial HELOCs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial HELOCs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by the aggregate Cut-Off Date Balance of the Initial HELOCs (except as indicated otherwise).

                                                            PROPERTY TYPE

                                                                                                 PERCENT OF
                                                     NUMBER OF         CUT-OFF DATE          INITIAL HELOCS BY
PROPERTY TYPE                                     INITIAL HELOCS          BALANCE           CUT-OFF DATE BALANCE
-------------                                     --------------       ------------         --------------------
Two to Four Family........................               43          $    791,367.51                0.65%
Two to Four Unit (Duplex-Fourplex)........                9               274,904.10                0.22
Condominium...............................              290             5,409,028.74                4.43
Manufactured..............................                2                29,998.86                0.02
Multi-Family..............................                3                32,793.49                0.03
Planned Unit Development..................              280             5,748,537.90                4.70
Single-Family Dwelling....................            5,517           109,903,617.96               89.94
                                                      -----          ---------------              ------
-------------------------------------------
                  Total...................            6,144          $122,190,248.56              100.00%
                                                      =====          ===============              ======




                                                           OCCUPANCY TYPES

                                                                                                PERCENT OF
OCCUPANCY                                         NUMBER OF             CUT-OFF DATE        INITIAL HELOCS BY
(AS INDICATED BY BORROWER)                     INITIAL HELOCS              BALANCE         CUT-OFF DATE BALANCE
--------------------------                     --------------           ------------       --------------------
Investment................................               1           $     16,173.00               0.01%
Owner Occupied - Primary Home.............           6,101            121,064,015.62              99.08
Owner Occupied - Secondary Home...........              42              1,110,059.94               0.91
                                                     -----           ---------------             ------
                  Total...................           6,144           $122,190,248.56             100.00%
                                                     =====           ===============             ======

                                                         PRINCIPAL BALANCES

                                                                                                    PERCENT OF
                                                   NUMBER OF             CUT-OFF DATE           INITIAL HELOCS BY
RANGE OF PRINCIPAL BALANCES($)                  INITIAL HELOCS             FBALANCE            CUT-OFF DATE BALANCE
------------------------------                  --------------           ------------          --------------------
      $0.00      to      $25,000.00.............     4,773             $ 56,089,461.09                45.90%
 $25,000.01      to      $50,000.00.............     1,042               35,239,618.77                28.84
 $50,000.01      to      $75,000.00.............       161               10,039,986.17                 8.22
 $75,000.01      to    $100,000.00..............        98                8,943,389.36                 7.32
$100,000.01      to    $125,000.00..............        24                2,637,295.63                 2.16
$125,000.01      to    $150,000.00..............        18                2,476,666.99                 2.03
$150,000.01      to    $175,000.00..............         9                1,461,070.91                 1.20
$175,000.01      to    $200,000.00..............         6                1,148,788.38                 0.94
$200,000.01      to    $225,000.00..............         3                  659,374.41                 0.54
$225,000.01      to    $250,000.00..............         4                  973,168.40                 0.80
$250,000.01      to    $275,000.00..............         1                  265,000.00                 0.22
$275,000.01      to    $300,000.00..............         1                  300,000.00                 0.25
$350,000.01      to    $375,000.00..............         1                  372,000.00                 0.30
$425,000.01      to    $450,000.00..............         1                  429,434.39                 0.35
$475,000.01      to    $500,000.00..............         1                  499,997.12                 0.41
$650,000.01      to    $675,000.00..............         1                  654,996.94                 0.54
                                                     -----             ---------------               ------
                        Total...................     6,144             $122,190,248.56               100.00%
                                                     =====             ===============               ======

     The minimum and maximum Principal Balances of the Initial HELOCs as of the Cut-Off Date are $1,000.00 and $654,996.94, respectively, and the average is approximately $19,887.74.


                                                    COMBINED LOAN-TO-VALUE RATIOS

                                                                                                    PERCENT OF
RANGE OF COMBINED                              NUMBER OF INITIAL         CUT-OFF DATE           INITIAL HELOCS BY
LOAN-TO-VALUE RATIOS(%)                             HELOCS                  BALANCE            CUT-OFF DATE BALANCE
-----------------------                        -----------------         ------------          --------------------
 0.000%       to        5.000%............               2             $      4,883.20                 0.00%
 5.001%       to       10.000%............               3                   63,786.47                 0.05
10.001%       to       15.000%............               5                   87,490.03                 0.07
15.001%       to       20.000%............               9                  183,848.94                 0.15
20.001%       to       25.000%............              14                  799,535.67                 0.65
25.001%       to       30.000%............              21                  460,819.36                 0.38
30.001%       to       35.000%............              28                  567,998.06                 0.46
35.001%       to       40.000%............              29                  648,874.24                 0.53
40.001%       to       45.000%............              58                  993,309.06                 0.81
45.001%       to       50.000%............              66                1,361,476.30                 1.11
50.001%       to       55.000%............              91                1,793,326.41                 1.47
55.001%       to       60.000%............             141                2,802,444.56                 2.29
60.001%       to       65.000%............             174                4,465,715.29                 3.65
65.001%       to       70.000%............             247                6,167,421.47                 5.05
70.001%       to       75.000%............             409                9,439,087.20                 7.72
75.001%       to       80.000%............           1,295               24,703,395.13                20.22
80.001%       to       85.000%............             357                6,859,264.30                 5.61
85.001%       to       90.000%............           2,817               49,881,012.66                40.82
90.001%       to       95.000%............             226                6,834,391.15                 5.59
95.001%       to      100.000%............             152                4,072,169.06                 3.33
                                                     -----             ===============               ------
                      Total...............           6,144             $122,190,248.56               100.00%
                                                     =====             ===============               ======

     The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELOCs as of the Cut-Off Date are 0.70% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELOCs as of the Cut-Off Date is approximately 80.63%.



                                                     GEOGRAPHICAL DISTRIBUTIONS

                                                                                                      PERCENT OF
                                                    NUMBER OF                                     INITIAL HELOCS BY
         State                                   INITIAL HELOCS          CUT-OFF DATE BALANCE    CUT-OFF DATE BALANCE
         -----                                   --------------          --------------------    --------------------
California......................................       2,016               $ 49,408,801.14                40.44%
Michigan........................................       1,185                 20,216,455.23                16.55
Washington......................................         220                  5,063,033.01                 4.14
New Jersey......................................         238                  4,512,662.40                 3.69
New York........................................         164                  3,335,348.98                 2.73
Pennsylvania....................................         191                  3,225,077.21                 2.64
Other(1)........................................       2,130                 36,428,870.59                29.81
                                                       -----               ---------------               ------
    Total.......................................       6,144               $122,190,248.56               100.00%
                                                       =====               ===============               ======

(1) Other includes states and the District of Columbia with under 2.5% concentrations individually.

                                                         JUNIOR RATIOS(1)(2)

                                                                                                    PERCENT OF
                                                   NUMBER OF                                    INITIAL HELOCS BY
RANGE OF JUNIOR RATIOS (%)                      INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
--------------------------                      --------------       --------------------      --------------------
        0.00%  ..............................           118             $  5,170,880.17                 4.23%
        0.01%  to      9.99%.................           622                8,005,039.89                 6.55
       10.00%  to    19.99%..................         3,272               57,293,863.66                46.89
       20.00%  to    29.99%..................         1,114               25,123,874.46                20.56
       30.00%  to    39.99%..................           514               12,967,293.59                10.61
       40.00%  to    49.99%..................           266                6,445,078.14                 5.27
       50.00%  to    59.99%..................           129                3,148,304.63                 2.58
       60.00%  to    69.99%..................            62                2,177,025.22                 1.78
       70.00%  to    79.99%..................            29                1,010,738.35                 0.83
       80.00%  to    89.99%..................            12                  451,166.22                 0.37
       90.00%  to    99.99%..................             6                  396,984.23                 0.32
                                                      -----            ----------------               ------
                     Total...................         6,144             $122,190,248.56               100.00%
                                                      =====            ================               ======

     (1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of (a) the greater of the Cut-Off Date Balance of such HELOC and such credit limit and (b) the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

     (2) The weighted average Junior Ratio of the Initial HELOCs as of the Cut-Off Date is approximately 22.11%.




                                                             LOAN RATES

                                                                                               PERCENT OF
                                              NUMBER OF                                    INITIAL HELOCS BY
RANGE OF LOAN RATES(%)                     INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
----------------------                     --------------       --------------------      --------------------
 5.001%  to     6.000%.....................       518             $ 13,635,705.46                11.16%
 6.001%  to     7.000%.....................     3,096               60,957,914.52                49.89
 7.001%  to     8.000%.....................        70                1,793,979.89                 1.47
 8.001%  to     9.000%.....................       891               14,763,966.13                12.08
 9.001%  to    10.000%.....................     1,088               17,783,242.81                14.55
10.001%  to    11.000%.....................       218                6,004,971.39                 4.91
11.001%  to    12.000%.....................       243                6,862,971.95                 5.62
12.001%  to    13.000%.....................        20                  387,496.41                 0.32
                                                -----             ---------------               ------
               Total.......................     6,144             $122,190,248.56               100.00%
                                                =====             ===============               ======

     The weighted average Loan Rate as of the Cut-Off Date is approximately 7.806%.

                                                     FULLY INDEXED GROSS MARGIN

                                                                                                PERCENT OF
RANGE OF FULLY INDEXED                         NUMBER OF                                    INITIAL HELOCS BY
GROSS MARGINS(%)                            INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
----------------------                      --------------       --------------------      --------------------
0.000%  to     1.000%.....................      2,393             $ 50,041,506.03                40.95%
1.001%  to     2.000%.....................      2,810               47,090,379.08                38.54
2.001%  to     3.000%.....................        456               12,059,181.84                 9.87
3.001%  to     4.000%.....................        441               12,085,216.72                 9.89
4.001%  to     5.000%.....................         44                  913,964.89                 0.75
                                                -----             ---------------               ------
                     Total................      6,144             $122,190,248.56               100.00%
                                                =====             ===============               ======

     The minimum and maximum Fully Indexed Gross Margins of the Initial HELOCs as of the Cut-Off Date are 0.000% and 5.000%, respectively, and the weighted average is approximately 1.732%.


                                                      CREDIT UTILIZATION RATES

                                                                                                PERCENT OF
RANGE OF CREDIT                                NUMBER OF                                    INITIAL HELOCS BY
UTILIZATION RATES (%)                       INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
---------------------                       --------------       --------------------      --------------------
  0.01     to     5.00%.............              165              $    404,240.09                 0.33%
  5.01     to    10.00%..............             330                 1,383,735.98                 1.13
 10.01     to    15.00%..............             320                 2,000,354.72                 1.64
 15.01     to    20.00%..............             336                 2,655,324.99                 2.17
 20.01     to    25.00%..............             250                 2,338,566.55                 1.91
 25.01     to    30.00%..............             242                 2,695,831.83                 2.21
 30.01     to    35.00%..............             240                 2,730,720.67                 2.23
 35.01     to    40.00%..............             240                 3,529,692.75                 2.89
 40.01     to    45.00%..............             198                 3,190,344.85                 2.61
 45.01     to    50.00%..............             241                 3,740,973.86                 3.06
 50.01     to    55.00%..............             175                 3,133,592.89                 2.56
 55.01     to    60.00%..............             207                 3,589,886.37                 2.94
 60.01     to    65.00%..............             189                 3,352,223.74                 2.74
 65.01     to    70.00%..............             194                 4,075,959.37                 3.34
 70.01     to    75.00%..............             197                 4,543,416.62                 3.72
 75.01     to    80.00%..............             221                 5,555,240.29                 4.55
 80.01     to    85.00%..............             173                 4,863,232.89                 3.98
 85.01     to    90.00%..............             221                 6,095,732.91                 4.99
 90.01     to    95.00%..............             270                 7,125,893.27                 5.83
 95.01     to   100.00%...............          1,726                54,644,667.73                44.72
100.01     to   105.00%...............              9                   540,616.19                 0.44
                                                -----              ---------------               ------
                 Total.................         6,144              $122,190,248.56               100.00%
                                                =====              ===============               ======

     The minimum and maximum Credit Utilization Rates of the Initial HELOCs as of the Cut-Off Date are 1.04% and 100.82%, respectively, and the weighted average is approximately 77.11%.

                                                            CREDIT LIMITS

                                                                                                    PERCENT OF
                                                   NUMBER OF                                    INITIAL HELOCS BY
RANGE OF CREDIT LIMITS ($)                      INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
--------------------------                      --------------       --------------------      --------------------
      $0.01    to     $  25,000.00......            2,934             $ 34,790,326.20                28.47%
 $25,000.01    to     $  50,000.00......            2,160               44,598,649.07                36.50
 $50,000.01    to     $  75,000.00......              442               12,464,797.09                10.20
 $75,000.01    to     $100,000.00.......              461               16,371,072.23                13.40
$100,000.01    to     $125,000.00.......               30                2,010,608.94                 1.65
$125,000.01    to     $150,000.00.......               49                3,539,746.93                 2.90
$150,000.01    to     $175,000.00.......               14                1,229,816.67                 1.01
$175,000.01    to     $200,000.00.......               23                1,735,573.01                 1.42
$200,000.01    to     $225,000.00.......                4                  437,760.86                 0.36
$225,000.01    to     $250,000.00.......               12                1,552,032.28                 1.27
$250,000.01    to     $275,000.00.......                3                  286,402.00                 0.23
$275,000.01    to     $300,000.00.......                1                  217,948.67                 0.18
$300,000.01    to     $325,000.00.......                1                  106,880.05                 0.09
$350,000.01    to     $375,000.00.......                2                  672,000.00                 0.55
$375,000.01    to     $400,000.00.......                2                  316,301.10                 0.26
$450,000.01    to     $475,000.00.......                1                   10,200.00                 0.01
$475,000.01    to     $500,000.00.......                3                1,175,136.52                 0.96
$550,000.01    to     $575,000.00.......                1                   20,000.00                 0.02
$650,000.01    to     $675,000.00.......                1                  654,996.94                 0.54
                                                    -----             ------- -------               -------
                         Total..........            6,144             $122,190,248.56               100.00%
                                                    =====             ===============               =======

     The minimum and maximum Credit Limits of the Initial HELOCs as of the Cut-Off Date are $6,800 and $655,000, respectively, and the weighted average is approximately $65,624.95.



                                                         MAXIMUM LOAN RATES

                                                                                                    PERCENT OF
                                                   NUMBER OF                                    INITIAL HELOCS BY
MAXIMUM LOAN RATES (%)                          INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
----------------------                          --------------       --------------------      --------------------
      14.001%  to    15.000%................            124            $  1,844,729.95                  1.51%
      15.001%  to    16.000%................             94               1,512,498.60                  1.24
      17.001%  to    18.000%................          5,926             118,833,020.01                 97.25
                                                      -----            ---------------                ------
                     Total..................          6,144            $122,190,248.56                100.00%
                                                      =====            ===============                ======

     The minimum and maximum Loan Rates of the Initial HELOCs as of the Cut-Off Date are 15.000% and 17.750%, respectively, and the weighted average is approximately 17.687%.



                                               MONTHS REMAINING TO SCHEDULED MATURITY


                                                                                                  PERCENT OF
                                                 NUMBER OF                                    INITIAL HELOCS BY
RANGE OF MONTHS                               INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
---------------                               --------------       --------------------      --------------------
  0       to      60  ........................       5             $     97,207.85                   0.08%
 61       to     120  ........................   4,584               80,429,463.15                  65.82
121       to     180  ........................     234                7,494,860.18                   6.13
181       to     240  ........................       2                   51,328.47                   0.04
241       to     300  ........................   1,319               34,117,388.91                  27.92
                                                 -----             ---------------                 ------
                     Total....................   6,144             $122,190,248.56                 100.00%
                                                 =====             ===============                 ======

     The weighted average Months Remaining to Scheduled Maturity of the Initial HELOCs as of the Cut-Off Date is approximately 168 months.



                                                   ORIGINATION YEAR

                                                                                                    PERCENT OF
                                                   NUMBER OF                                    INITIAL HELOCS BY
ORIGINATION YEAR                                INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
----------------                                --------------       --------------------      --------------------
1989........................................               3          $     96,110.11                0.08%
1990........................................               3                26,451.23                0.02
1992........................................               5               209,276.35                0.17
1993........................................              12               163,718.06                0.13
1994........................................              18               638,347.17                0.52
1995........................................              32               640,380.19                0.52
1996........................................              49               798,376.16                0.65
1997........................................             124             1,958,923.61                1.60
1998........................................           2,235            36,579,251.97               29.94
1999........................................           3,663            81,079,413.71               66.36
                                                       -----          ---------------              ------
              Total.........................           6,144          $122,190,248.56              100.00%
                                                       =====          ===============              ======



                                                            LIEN PRIORITY

                                                                                                    PERCENT OF
                                                   NUMBER OF                                    INITIAL HELOCS BY
LIEN POSITION                                   INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
-------------                                   --------------       --------------------      --------------------
First........................................           124            $  5,213,470.34                  4.27%
Second.......................................         6,020             116,976,778.22                 95.73
                                                      -----            ---------------                ------
           Total.............................         6,144            $122,190,248.56                100.00%
                                                      =====            ===============                ======

                                                        DEBT-TO-INCOME RATIOS

                                                                                                  PERCENT OF
                                                   NUMBER OF                                  INITIAL HELOCS BY
RANGE OF DEBT-TO-INCOME RATIOS (%)              INITIAL HELOCS     CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
----------------------------------              --------------     --------------------      --------------------
 0.00%     to   9.99%.......................           34            $  1,524,245.35                 1.25%
10.00%     to 19.99%........................          333               7,209,536.27                 5.90
20.00%     to 29.99%........................        1,346              22,727,413.90                18.60
30.00%     to 39.99%........................        2,087              38,817,272.22                31.77
40.00%     to 49.99%........................        1,985              43,132,892.28                35.30
50.00%     to 59.99%........................          289               6,384,028.30                 5.22
60.00%     to 69.99%........................           42               1,654,658.24                 1.35
70.00%     to 79.99%........................           28                 740,202.00                 0.61
                                                    -----            ---------------               ------
Total.......................................        6,144            $122,190,248.56               100.00%
                                                    =====            ===============               ======


                                                       TEASER EXPIRATION MONTH

                                                                                                    PERCENT OF
                                                   NUMBER OF                                    INITIAL HELOCS BY
TEASER EXPIRATION MONTH                         INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
 No Teaser..............................            2,532              $ 47,640,568.34               38.99%
 June 1999..............................              797                15,915,122.62               13.02
 July 1999..............................              566                11,376,367.08                9.31
 August 1999............................              548                 9,782,376.73                8.01
 September 1999.........................              783                17,283,702.13               14.14
 October 1999...........................              608                13,055,685.88               10.68
 November 1999..........................              308                 7,121,225.78                5.83
 December 1999..........................                2                    15,200.00                0.01
                                                    -----              ---------------              ------
                Total...................            6,144              $122,190,248.56              100.00%
                                                    =====              ===============              ======


     The weighted average months to first gross rate adjustment expiration date of the Initial HELOCs as of the Cut-Off Date is approximately 3 months.

                                                         DOCUMENTATION TYPE

                                                                                                   PERCENT OF
                                                  NUMBER OF                                    INITIAL HELOCS BY
DOCUMENTATION                                  INITIAL HELOCS       CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE
-------------                                  --------------       --------------------      --------------------
Alternative...............................            155            $  2,764,445.08                 2.26%
Expanded No Income No Appraisal...........              1                   1,836.82                 0.00
Express...................................             47                 621,223.06                 0.51
Family First Division.....................            604              10,340,547.67                 8.46
Full......................................              4                 110,298.67                 0.09
No Income No Appraisal ("NINA")...........            271               3,839,075.16                 3.14
No Income Verification ("NIV")............            108               2,463,402.90                 2.02
Quick.....................................              4                  68,645.68                 0.06
Relocation................................              1                   3,426.53                 0.00
Select....................................            173               6,655,206.27                 5.45
Standard..................................          4,545              90,573,639.86                74.13
Streamline................................             39               1,269,051.91                 1.04
Super Express                                         192               3,479,448.95                 2.85
                                                    -----            ---------------               ------
      Total...............................          6,144            $122,190,248.56               100.00%
                                                    =====            ===============               ======


INITIAL HELS

     The Initial HELs were originated by the Seller generally in accordance with the underwriting standards of the Seller. The Initial HELs are fixed rate, closed-end home equity loans evidenced by the related promissory notes (the "MORTGAGE NOTES") and secured by the related mortgages or deeds of trusts (with respect to HELOCs and HELs, the "MORTGAGES") on the related residential properties (with respect to HELOCs and HELs, the "MORTGAGED PROPERTIES"). Approximately 98.44% of the Initial HELs (by aggregate Cut-Off Date Balance) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The Mortgaged Properties securing the Initial HELs consist primarily of residential properties. As to 100.00% of the Initial HELs, the borrower represented at the time of origination that the related Mortgaged Property would be owner occupied as a primary or second home.

     All percentages of the Initial HELs described herein are approximate percentages determined (except as otherwise indicated) by the aggregate Cut-Off Date Balance of the Initial HELs.

     The Cut-Off Date Balance of the Initial HELs is $59,185,591.24. As of the Cut-Off Date, no Initial HEL is 30 days or more delinquent. With respect to the Initial HELs, the average Cut-Off Date Balance is approximately $25,196.08, the minimum Cut-Off Date Balance is $1,344.94, the maximum Cut-Off Date Balance is $198,817.44, the lowest Loan Rate and the highest Loan Rate on the Cut-Off Date are 5.875% and 13.950% per annum, respectively, and the weighted average Loan Rate on the Cut-Off Date is approximately 9.712% per annum. The minimum and maximum Combined Loan-to-Value Ratios as of the Cut-Off Date are 2.00% and 100.00% respectively, and the weighted average Combined Loan-to-Value Ratio based on the Cut-Off Date Balance of the Initial HELs is approximately 80.65 % as of the Cut-Off Date. The latest scheduled maturity of any Initial HEL is May 28, 2024. With respect to 37.53% and 4.70% of the Initial HELs, the related Mortgaged Properties are located in the States of California and Michigan, respectively.

LOAN TERMS OF THE HELS

     The Loan Rate of each Initial HEL is the per annum interest rate required to be paid by the Mortgagor under the terms of the related Mortgage Note. The Loan Rate borne by each Initial HEL is fixed as of the date of origination of such Initial HEL.

     Interest on each HEL is charged on that part of the principal which has not been paid. Interest is charged from the date the loan is advanced until the full amount of the principal has been paid. Interest on each HEL is calculated on a daily basis. The amount of the daily interest is equal to the annual interest rate divided by the number of days in the year times the outstanding principal balance.

     Each Initial HEL had a term to maturity from the date of origination of not more than 301 months. The initial HELs provide for substantially equal payments in an amount sufficient to amortize the HELs over their terms.

INITIAL HEL CHARACTERISTICS

     Set forth below is a description of certain additional characteristics of the Initial HELs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial HELs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by the aggregate Cut-Off Date Balance of the Initial HELs (except as indicated otherwise).



                                                    PROPERTY TYPE

                                                                                                PERCENT OF
                                               NUMBER OF                                     INITIAL HELS BY
PROPERTY TYPE                                INITIAL HELS        CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

Two to Four Family......................          16                 $ 386,094.28                 0.65%
Two to Four Unit (Duplex-Fourplex)......           2                    19,659.89                 0.03
Condominium.............................         134                 2,489,818.99                 4.21
Manufactured............................           4                    54,585.38                 0.09
PUD.....................................         134                 3,534,778.05                 5.97
Single-Family Dwelling..................       2,059                52,700,654.65                89.04
                                               ------            ------------------             --------
                       Total............       2,349             $59,185,591.24                 100.00%
                                               ======            ==================             ========





                                                   OCCUPANCY TYPES

                                                                                                   PERCENT OF

OCCUPANCY                                         NUMBER OF                                     INITIAL HELS BY
(AS INDICATED BY BORROWER)                      INITIAL HELS        CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

Owner Occupied - Primary Home...........           2,338             $ 58,836,692.91                  99.41%
Owner Occupied - Secondary Home.........              11                   348,898.33                  0.59
                                                 -------            --------- -----------            -------
                       TOTAL............          2,349               $59,185,591.24                 100.00%
                                                 =======            =====================            =======


                                                 PRINCIPAL BALANCES

                                                                                                    PERCENT OF
                                                   NUMBER OF                                     INITIAL HELS BY
RANGE OF PRINCIPAL BALANCES ($)                  INITIAL HELS        CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

      $0.00      to    $  25,000.00.....           1,503             $ 23,481,479.66                39.67%
 $25,000.01      to    $  50,000.00.....             680               23,690,362.03                40.03
 $50,000.01      to    $  75,000.00.....             119                 7,335,615.54               12.39
 $75,000.01      to    $100,000.00......              36                3,125,356.10                 5.28
$100,000.01      to    $125,000.00......               5                  562,263.57                 0.95
$125,000.01      to    $150,000.00......               3                  432,498.70                 0.73
$150,000.01      to    $175,000.00......               1                  162,132.28                 0.27
$175,000.01      to    $200,000.00......               2                  395,883.36                 0.67
                                                ---------             --------------------         -------

                        Total.............         2,349              $59,185,591.24               100.00%
                                                =========             ====================         =======

     The minimum and maximum Principal Balances of the Initial HELs as of the Cut-Off Date are $1,344.94 and $198,817.44, respectively, and the average is approximately $25,196.08.




                                            COMBINED LOAN-TO-VALUE RATIOS

                                                                                            PERCENT OF
RANGE OF COMBINED                           NUMBER OF                                     INITIAL HELS BY
LOAN-TO-VALUE RATIOS(%)                    INITIAL HELS      CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

  0.001%  to    5.000%..................        2                  $ 54,031.04                 0.09%
  5.001%  to   10.000%..................        6                    93,629.24                 0.16
 10.001%  to   15.000%..................        9                   161,929.78                 0.27
 15.001%  to   20.000%..................       13                   244,277.81                 0.41
 20.001%  to   25.000%..................       14                   257,722.03                 0.44
 25.001%  to   30.000%..................       24                   541,712.91                 0.92
 30.001%  to   35.000%..................       19                   461,517.17                 0.78
 35.001%  to   40.000%..................       16                   522,474.64                 0.88
 40.001%  to   45.000%..................       19                   450,311.22                 0.76
 45.001%  to   50.000%..................       29                   665,166.36                 1.12
 50.001%  to   55.000%..................       35                   987,698.59                 1.67
 55.001%  to   60.000%..................       32                   903,226.62                 1.53
 60.001%  to   65.000%..................       63                 2,002,200.02                 3.38
 65.001%  to   70.000%..................       77                 2,101,012.54                 3.55
 70.001%  to   75.000%..................      138                 4,268,739.83                 7.21
 75.001%  to   80.000%..................      342                 8,516,328.76                14.39
 80.001%  to   85.000%..................      255                 5,651,461.16                 9.55
 85.001%  to   90.000%..................      989                24,157,385.75                40.82
 90.001%  to   95.000%..................      119                 3,016,915.34                 5.10
 95.001%  to  100.000%..................      148                 4,127,850.43                 6.97
                                            -----               --------------               ------
                Total...................    2,349               $59,185,591.24               100.00%
                                            =====               ==============               ======

     The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELs as of the Cut-Off Date are 2.00% and 100.00%, respectively, and the weighted average is approximately 80.65%.




                                             GEOGRAPHICAL DISTRIBUTIONS

                                                                                               PERCENT OF
                                             NUMBER OF                                      INITIAL HELS BY
STATE                                      INITIAL HELS      CUT-OFF DATE BALANCE       CUT-OFF DATE BALANCE

California............................         783             $ 22,210,996.23                 37.53%
Michigan..............................         129                2,781,200.85                  4.70
Massachusetts.........................          89                2,431,016.20                  4.11
New Jersey............................          86                2,343,680.83                  3.96
Pennsylvania..........................         111                2,280,223.28                  3.85
Washington............................          93                2,160,144.06                  3.65
Arizona...............................          99                2,043,202.47                  3.45
New York..............................          60                1,814,858.69                  3.07
Florida...............................          83                1,714,741.94                  2.90
Illinois..............................          71                1,601,997.04                  2.71
Georgia...............................          63                1,517,381.77                  2.56
Virginia..............................          56                1,509,042.04                  2.55
Other(1)..............................         626               14,777,105.84                 24.97
                                             -----              --------------                -------
                   Total..............       2,349              $59,185,591.24                100.00%
                                             =====              ==============                =======

(1)  Other includes states and the District of Columbia with under 2.5% concentrations individually.



                                                 JUNIOR RATIOS(1)(2)

                                                                                                    PERCENT OF
                                                   NUMBER OF                                     INITIAL HELS BY
RANGE OF JUNIOR RATIOS (%)                       INITIAL HELS        CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

 0.000%...................................            53            $ 1,604,353.54                    2.71%
 0.001%  to     9.999%...................            359              4,221,328.91                    7.13
10.000%  to    19.999%...................          1,152             25,301,114.27                   42.75
20.000%  to    29.999%....................           479             15,033,029.62                   25.40
30.000%  to    39.999%...................            168              7,152,734.69                   12.09
40.000%  to    49.999%...................             68              2,930,852.14                    4.95
50.000%  to    59.999%...................             32              1,482,306.46                    2.50
60.000%  to    69.999%...................             19                682,592.46                    1.15
70.000%  to    79.999%...................              9                352,590.38                    0.60
80.000%  to    89.999%...................              4                152,711.02                    0.26
90.000%  to    99.999%...................              6                271,977.75                   0.46
                                                --------            --------------                 -------
               Total.....................          2,349            $59,185,591.24                 100.00%
                                                ========            ==============                 =======s

     (1) The Junior Ratio of a HEL is the ratio (expressed as a percentage) of the original principal balance of such HEL to the sum of such original principal balance and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

     (2) The weighted average Junior Ratio of the Initial HELs as of the Cut-Off Date is approximately 22.43%.




                                            LOAN RATES

                                                                                                PERCENT OF
                                                NUMBER OF                                     INITIAL HELS BY
RANGE OF LOAN RATES(%)                        INITIAL HELS        CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

 5.001%  to     6.000%....................          1                  $ 6,929.40                  0.01%
 6.001%  to     7.000%....................         72                  559,452.30                  0.95
 7.001%  to     8.000%...................           9                  228,264.54                  0.39
 8.001%  to     9.000%...................         472               14,186,415.33                 23.97
 9.001%  to    10.000%...................         886               23,116,573.51                 39.06
10.001%  to    11.000%...................         762               17,256,502.95                 29.16
11.001%  to    12.000%...................         138                3,606,652.10                  6.09
12.001%  to    13.000%...................           8                  213,168.88                  0.36
13.001%  to    14.000%...................           1                   11,632.23                  0.02
                                                -----              --------------                ------
                     Total...............       2,349              $59,185,591.24                100.00%
                                                =====              ==============                ======

     The minimum and maximum Loan Rates of the Initial HELs as of the Cut-Off
Date are 5.875% and 13.950%, respectively, and the weighted average is approximately 9.712%.




                                        MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                         PERCENT OF
                                                   NUMBER OF                                           INITIAL HELS BY
RANGE OF MONTHS                                  INITIAL HELS           CUT-OFF DATE BALANCE        CUT-OFF DATE BALANCE

  0  to   60.............................             317                  $ 4,980,085.46                   8.41%
 61  to   120............................             690                    15,008,530.55                 25.36
121  to   180............................           1,244                    35,926,936.07                 60.70
181  to   240............................              59                     1,913,781.72                  3.23
241  to   300............................              39                     1,356,257.44                  2.29

               Total.....................           2,349                   $59,185,591.24                 100.00%


     The weighted average months remaining to scheduled maturity as of the Cut-Off Date is approximately 155 months.



                                                    LIEN PRIORITY

                                                                                                    PERCENT OF
                                                   NUMBER OF                                     INITIAL HELS BY
LIEN POSITION                                    INITIAL HELS        CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE

First.....................................              34              $   924,111.48                 1.56%
Second....................................           2,315               58,261,479.76                98.44
                                                     -----              --------------               -------
                        Total............            2,349              $59,185,591.24               100.00%
                                                     =====              ==============               ======





                                                DEBT-TO-INCOME RATIOS

                                                                                                PERCENT OF
                                                NUMBER OF                                     INITIAL HELS BY
RANGE OF DEBT-TO-INCOME RATIOS (%)            INITIAL HELS        CUT-OFF DATE BALANCE     CUT-OFF DATE BALANCE

 0.00% to   9.99%......................             16              $   406,237.07                  0.69%
10.00% to  19.99%......................            120                2,422,981.77                  4.09
20.00% to  29.99%......................            446               10,144,697.93                 17.14
30.00% to  39.99%......................            864               21,835,066.79                 36.89
40.00% to  49.99%......................            827               21,955,566.71                 37.10
50.00% to  59.99%......................             65                2,165,195.50                  3.66
60.00% to  69.99%......................             11                  255,845.47                  0.43
                                                 -----              --------------                 ------
   Total...............................          2,349              $59,185,591.24                 100.00%
                                                 =====              ==============                 ======




                                                 DOCUMENTATION TYPE

                                                                                                   PERCENT OF
                                                  NUMBER OF               CUT-OFF               INITIAL HELS BY
DOCUMENTATION                                   INITIAL HELS            DATE BALANCE          CUT-OFF DATE BALANCE

Alternative..............................              3              $    37,058.28                   0.06%
Express..................................             17                  448,853.96                   0.76
Family First Division....................            132                3,016,344.06                   5.10
Full.....................................              1                   20,914.48                   0.04
NINA.....................................            348                7,151,614.46                  12.08
NIV......................................            188                5,144,450.06                   8.69
Select...................................             18                  681,291.64                   1.15
Standard.................................          1,503               39,434,126.88                  66.63
Streamline...............................              5                  265,505.44                   0.45
Super Express............................            134                2,985,431.98                   5.04
                                                    ----              ---------------               -------
                       Total.............          2,349              $59,185,591.24                100.00%
                                                   =====              ==============                =======




     The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.

CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS, THE PRE-FUNDING ACCOUNT
AND THE FUNDING ACCOUNT

     The Purchase Agreement permits the Issuer to acquire Subsequent Mortgage Loans. Accordingly, the statistical characteristics of the Mortgage Loans upon the acquisition of the Subsequent Mortgage Loans may vary somewhat from the statistical characteristics of the Initial Mortgage Loans as of the Cut-Off Date as presented in this Prospectus Supplement. During the Revolving Period, it is expected that Subsequent Mortgage Loans acquired with amounts withdrawn from the Pre-Funding Account or the Funding Account will consist primarily of HELOCs.

     Each Subsequent Mortgage Loan will have been underwritten substantially in accordance with the criteria set forth herein under "Description of the Mortgage Loans--Underwriting Standards." Subsequent Mortgage Loans will be transferred to the Issuer pursuant to subsequent transfer instruments (the "SUBSEQUENT TRANSFER AGREEMENTS") between the Seller and the Issuer. In connection with the purchase of Subsequent Mortgage Loans on such dates of transfer (the "SUBSEQUENT TRANSFER DATES"), the Issuer will be required to pay to the Seller from amounts on deposit in the Pre-Funding Account or the Funding Account a cash purchase price of 100% of the Principal Balance thereof. In each instance in which Subsequent Mortgage Loans are transferred to the Trust Estate pursuant to a Subsequent Transfer Agreement, the Issuer will designate a cut-off date (such cut-off date, the "SUBSEQUENT CUT-OFF DATE") with respect to the Subsequent Mortgage Loans acquired on such date. The amount paid from the Pre-Funding Account or Funding Account, as applicable, on each Subsequent Transfer Date will not include accrued interest on the Subsequent Mortgage Loans. Following each Subsequent Transfer Date, the aggregate Principal Balance of the Mortgage Loans will increase by an amount equal to the aggregate Principal Balance of the Subsequent Mortgage Loans so acquired and the amount in the Pre-Funding Account or Funding Account, as applicable, will decrease accordingly.

     Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to: (a) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and the Purchase Agreement; (b) the Seller will select such Subsequent Mortgage Loans in a manner that it reasonably believes is not adverse to the interests of the holders of the Term Notes (the "TERM NOTEHOLDERS") or the holders of the Variable Funding Notes (together with the Term Noteholders, the "NOTEHOLDERS") or the Enhancer; (c) the Seller will deliver certain opinions of counsel acceptable to the Enhancer and the Indenture Trustee with respect to the validity of the conveyance of such Subsequent Mortgage Loans; and (d) as of each Subsequent Cut-Off Date, each Subsequent Mortgage Loan will satisfy the following criteria: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the original stated term to maturity of such Subsequent Mortgage Loan will not exceed 360 months; (iii) the lien securing any such Subsequent Mortgage Loan must be a first or second lien priority; (iv) such Subsequent Mortgage Loan must have an outstanding Principal Balance of at least $1,000 and no more than $511,000 as of the Subsequent Cut-Off Date; (v) such Subsequent Mortgage Loan will be underwritten substantially in accordance with the criteria set forth under "Description of the Mortgage Loans--Underwriting Standards" herein; (vi) such Subsequent Mortgage Loan must have a Combined-Loan-to-Value Ratio at origination of no more than 100%; (vii) such Subsequent Mortgage Loan shall not provide for negative amortization; and (viii) following the purchase of such Subsequent Mortgage Loan by the Issuer, the Mortgage Loans included in the assets of the Issuer (the "TRUST ESTATE") must have a weighted average Loan Rate, a weighted average remaining term to maturity and a weighted average Combined Loan-to-Value Ratio at origination, as of each respective Subsequent Cut-Off Date, which would not vary materially from the Initial Mortgage Loans included initially in the Trust Estate. In addition, the Indenture Trustee will not agree to any transfer of Subsequent Mortgage Loans without the approval of the Enhancer, which approval shall not be unreasonably withheld; provided, however that the Enhancer will provide notice of approval or disapproval within 5 Business Days or such Subsequent Mortgage Loans will be deemed approved by the Enhancer. Subsequent Mortgage Loans with characteristics materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate with the approval of the Enhancer; provided, however, that the addition of such Subsequent Mortgage Loans will not materially affect the aggregate characteristics of the entire pool of Mortgage Loans.

     THE PRE-FUNDING ACCOUNT. The Indenture Trustee will establish an account in its name designated the "pre-funding account" (the "PRE-FUNDING ACCOUNT"), and approximately $68,624,160.20 (the "ORIGINAL PRE-FUNDED AMOUNT") will be deposited therein on the Closing Date from the net proceeds of the sale of the Securities. Monies in the Pre-Funding Account will be applied during the period from the Closing Date to the earliest of: (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000; (ii) December 31, 1999 or (iii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event (the "PRE-FUNDING PERIOD") to purchase Subsequent Mortgage Loans from the Seller. The Pre-Funding Account will be part of the Trust Estate, but monies on deposit therein will not be available to cover losses on or in respect of the Mortgage Loans. Any portion of the Original Pre-Funded Amount remaining on deposit in the Pre-Funding Account at the end of the Pre-Funding Period will be applied first to acquire any additional draws under the HELOCs during the period from the Closing Date to but excluding the beginning of the Rapid Amortization Period (the "ADDITIONAL BALANCES") and thereafter will be deposited into the Funding Account. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments as provided in the Servicing Agreement. Net income on investment of funds in the Pre-Funding Account will be deposited into or credited to an account held by the Indenture Trustee designated the "capitalized interest account" (the "CAPITALIZED INTEREST ACCOUNT"). There can be no assurance that a sufficient number of Subsequent Mortgage Loans will be available for application of the entire Original Pre-Funded Amount.

     THE FUNDING ACCOUNT. The Notes will be subject to redemption in part on the Payment Date immediately succeeding the date on which the Revolving Period ends, in the event that any amounts remain on deposit in the Funding Account, exclusive of any investment earnings thereon, after giving effect to the purchase by the Issuer of all Subsequent Mortgage Loans and Additional Balances, including any such purchase on the date on which the Revolving Period ends.

NON-RECORDATION OF ASSIGNMENTS

     Subject to the consent of the Enhancer, the Seller will not be required to record assignments of the Mortgages to the Indenture Trustee in the real property records of the states in which the related Mortgaged Properties are located. The Seller will retain record title to such Mortgages on behalf of the Indenture Trustee and the Securityholders. Although the recordation of the assignments of the Mortgages in favor of the Indenture Trustee is not necessary to effect a transfer of the Mortgage Loans to the Indenture Trustee, if the Seller were to sell, assign, satisfy or discharge any Mortgage Loan prior to recording the related assignment in favor of the Indenture Trustee, the other parties to such sale, assignment, satisfaction or discharge may have rights superior to those of the Indenture Trustee. In some states, in the absence of such recordation of the assignments of the Mortgages, the transfer to the Indenture Trustee of the Mortgage Loans may not be effective against certain creditors or purchasers from the Seller or a trustee in bankruptcy thereof. If such other parties, creditors or purchasers have rights to the Mortgage Loans that are superior to those of the Indenture Trustee, Securityholders could lose the right to future payments of principal and interest to the extent that such rights are not otherwise enforceable in favor of the Indenture Trustee under the applicable Mortgage Documents.

AMENDMENTS TO MORTGAGE DOCUMENTS

     Subject to applicable law, the Servicer may change the terms of the Mortgage Documents at any time, provided that such changes (i) do not adversely affect the interests of the Securityholders or the Enhancer and (ii) are consistent with prudent business practice. In addition, the Servicing Agreement will permit the Servicer, with certain limitations described therein, to increase the credit limit or reduce the margin of a HELOC and to reduce the Loan Rate on a HEL.

OPTIONAL REMOVAL OF MORTGAGE LOANS

     In certain instances in which a Mortgagor either (i) requests an increase in the credit limit on the related HELOC above the limit stated on the Credit Line Agreement, (ii) requests to place a lien on the related Mortgaged Property senior to the lien of the related Mortgage Loan, or (iii) refinances the senior lien resulting in a Combined Loan-to-Value Ratio above the previous Combined Loan-to-Value Ratio for such loan, the Servicer will have the option to purchase from the Trust Estate the related HELOC at a price equal to the Repurchase Price (as defined herein).

UNDERWRITING STANDARDS

     All of the Mortgage Loans will be acquired by the Depositor from the Seller. The following is a brief description of the various underwriting standards and procedures applicable to the Mortgage Loans.

     The Seller's underwriting standards with respect to the Mortgage Loans generally will conform to those published in the GMACM Underwriting Guidelines (as modified from time to time, the "GMACM UNDERWRITING GUIDE"), including the provisions of the GMACM Underwriting Guide applicable to the GMAC Mortgage Home Equity Program. The underwriting standards as set forth in the GMACM Underwriting Guide are continually revised based on prevailing conditions in the residential mortgage market and the market for mortgage securities.

     The underwriting standards set forth in the GMACM Underwriting Guide with respect to Mortgage Loans originated or acquired under the GMAC Mortgage Home Equity Program provide for varying levels of documentation. For standard documented loans, a prospective borrower is required to fill out a detailed application providing pertinent credit information, including tax returns if they are self-employed or received income from dividends and interest, rental properties or other income which can be verified via tax returns, and a credit report is obtained. In addition, a borrower may demonstrate income and employment directly by providing alternative documentation in the form of a pay stub and a W-2. These loans require drive-by appraisals for property values of $500,000 or less, and full appraisals for property values of more than $500,000 and for all three and four unit properties.

     Under the GMACM Underwriting Guide, loans may also be originated under the "Quick Program," a no income verification program for self-employed borrowers. For such loans, only a credit check and an appraisal are required. Such loans are generally limited to a loan amount of $50,000 or less, and are limited to primary residences. In addition, the borrower may be qualified under a "No Income/No Appraisal" program. Under such a program, a credit check is required, and the Combined Loan-to-Value Ratio is limited to 80%, or 90% in the case of GM and GM subsidiary employees under the "Family First Direct" program. The borrower is qualified on his or her stated income in the application, the Combined Loan-to-Value Ratio is based on the borrower's stated value of the property and no appraisal is made, except that with respect to Combined Loan-to-Value Ratios over 80% under the "Family First Direct" program, the borrower must supply evidence of value. The maximum loan under such program is generally limited to $40,000 ($250,000 under the "Family First Direct" program). In addition, the borrower may be qualified under a "No Income Verification" program. Under such program, a credit check is required, and the Combined Loan-to-Value Ratio is limited to 90%. The borrower is qualified based on the income stated on the application. Such loans are generally limited to an amount of $100,000 or less, and are limited to primary residences. These loans require drive-by appraisals for property values of $500,000 or less, and full appraisals for property values of more than $500,000.

     In addition, the GMACM Underwriting Guide provides for loans under its "Select" program to employees and retirees of GM. Such loans are made to executives of GM or affiliates of GM, dealer principals and general managers with a minimum annual base salary of $75,000 or to GM or GM affiliate retirees with a minimum base retirement annual income of $60,000. Underwriting is subject to a maximum Combined Loan-to-Value Ratio of 100% for primary residences and a maximum Combined Loan-to-Value Ratio of 80% for second homes, and a maximum loan amount of $250,000. The Combined Loan-to-Value Ratio is based on the borrower's stated value and no appraisal is made for Combined Loan-to-Value Ratios of 80% or less. The borrower must supply evidence of value when the property value is under $500,000 and the Combined Loan-to-Value Ratio is between 80% and 90%. A drive-by appraisal is required for a Combined Loan-to-Value of Ratio greater than 90% and a property value under $500,000. A full appraisal is required for a Combined Loan-to-Value Ratio greater than 90% with property values of $500,000 and above.

     The HELOCs included in the Mortgage Pool generally were originated subject to a maximum Combined Loan-to-Value Ratio of 100.00%, and the HELs included in the Mortgage Pool generally were originated subject to a maximum Combined Loan-to-Value Ratio of 100.00%. Additionally, loans were generally originated with a maximum total monthly debt to income ratio of 45%, although variances are permitted based on compensating factors. There can be no assurance that the Combined Loan-to-Value Ratio or the debt to income ratio for any Mortgage Loans will not increase from the levels established at origination.

     The underwriting standards set forth in the GMACM Underwriting Guide with respect to Mortgage Loans originated under the GMACM Home Equity Program may be varied in appropriate cases. There can be no assurance that every Mortgage Loan was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of the Mortgage Loans will be equivalent under all circumstances.

     GMAC Mortgage's underwriting standards include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards. For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

     Conformity with the applicable underwriting standards will vary depending on a number of factors relating to the specific Mortgage Loan, including the principal amount or Credit Limit, the Combined Loan-to-Value Ratio, the loan type or loan program, and the applicable credit score of the related borrower used in connection with the origination of the Mortgage Loan (as determined based on a credit scoring model acceptable to GMAC Mortgage). Credit scores are not used to deny loans. However, credit scores are used as a "tool" to analyze a borrower's credit. Generally, such credit scoring models provide a means for evaluating the information about a prospective borrower that is available from a credit reporting agency. The underwriting criteria applicable to any program under which the Mortgage Loans may be originated may provide that qualification for the loan, the level of review of the loan's documentation, or the availability of certain loan features (such as maximum loan amount, maximum Combined Loan-to-Value Ratio, property type and use, and documentation level) may depend on the borrower's credit score.

     The following is a brief description of the underwriting standards under the GMACM Home Equity Program for standard documentation loan programs. Initially, a prospective borrower (other than a trust if the trust is the borrower) is required to fill out a detailed application providing pertinent credit information. As part of the application, the borrower is required to provide a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy. The borrower generally must show, among other things, a minimum of one year credit history reported on the credit report and that no mortgage delinquencies (thirty days or greater) in the past 12 months existed. Borrowers who have less than a 12 month first mortgage payment history may be subject to certain additional lending restrictions. In addition, under the GMACM Home Equity Program, generally borrowers with a previous foreclosure or bankruptcy within the past five years may not be allowed and a borrower generally must satisfy all judgments, liens and other legal actions with an original amount of $1,000 or greater prior to closing. Borrowers with a previous foreclosure or bankruptcy generally do not qualify for a loan unless extenuating credit circumstances beyond their control are documented. In addition, an income verification is obtained. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has accounts. In the case of a Mortgage Loan secured by a property owned by a trust, the foregoing procedures may be waived where the Credit Line Agreement is executed on behalf of the trust.

     An appraisal may be made of the Mortgaged Property securing each Mortgage Loan. Such appraisals may be performed by appraisers independent from or affiliated with the GMAC Mortgage or their affiliates. Such appraisals, however, will not establish that the Mortgaged Properties provide assurance of repayment of the Mortgage Loans. See "Risk Factors-Adequacy of the Mortgaged Properties as Security for the Mortgage Loans" herein. The appraiser may be required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. In certain circumstances, the appraiser is only required to perform an exterior inspection of the property. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements. Each appraisal is required to be dated no more than 180 days prior to the date of approval of the Mortgage Loan; provided, that depending on the Credit Limit an earlier appraisal may be utilized if such appraisal was made not earlier than one year prior to the date of origination of the mortgage loan and the related appraiser certifies that the value of the related mortgaged property has not declined since the date of the original appraisal or if a field review or statistical property valuation is obtained. Title searches are undertaken in most cases, and title insurance is required on all Mortgage Loans with Credit Limits in excess of $100,000.

     Under the GMACM Home Equity Program, the Combined Loan-to-Value Ratio is generally calculated by reference to the lower of the appraised value as so determined or the sales price, if the Mortgage Loan is originated concurrently with the origination of a first mortgage loan. In all other cases, the value used is generally the appraised value as so determined.

     Once all applicable employment, credit and property information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed mortgage loan and other expenses related to the home (such as property taxes and hazard insurance) and other financial obligations (including debt service on any related mortgage loan secured by a senior lien on the related Mortgaged Property). For qualification purposes the monthly payment is based solely on the payment of interest only on the loan. The Loan Rate in effect from the origination date of a Mortgage Loan to the first adjustment date generally will be lower, and may be significantly lower, than the sum of the then applicable Index and Gross Margin. The Mortgage Loans will not provide for negative amortization. Payment of the full outstanding principal balance at maturity may depend on the borrower's ability to obtain refinancing or to sell the Mortgaged Property prior to the maturity of the mortgage loan, and there can be no assurance that such refinancing will be available to the borrower or that such a sale will be possible.

     The underwriting standards set forth in the GMACM Underwriting Guide may be varied in appropriate cases, including in "limited" or "reduced loan documentation" mortgage loan programs. Limited documentation programs generally permit fewer supporting documents to be obtained or waive income, appraisals, asset and employment documentation requirements, and limited documentation programs generally compensate for increased credit risk by placing greater emphasis on either the review of the property to be financed or the borrower's ability to repay the Mortgage Loan. Generally, in order to be eligible for a reduced loan documentation program, a borrower must have a good credit history, and other compensating factors (such as a relatively low Combined Loan-to-Value Ratio, or other favorable underwriting factors) must be present and the borrower's eligibility for such program may be determined by use of a credit scoring model.

                            THE SELLER AND SERVICER

GENERAL

     GMAC Mortgage Corporation is the Seller and Servicer for all of the Mortgage Loans. The Seller is an indirect wholly-owned subsidiary of General Motors Acceptance Corporation and is one of the nation's largest mortgage bankers. The Seller is engaged in the mortgage banking business, including the origination, purchase, sale and servicing of residential loans.

     The Notes do not represent an interest in or an obligation of the Seller or the Servicer. The Seller's only obligations with respect to the Notes will be pursuant to certain limited representations and warranties made by the Seller or as otherwise provided herein.

     The Seller maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682-1000.

     The Servicer will be responsible for servicing the Mortgage Loans in accordance with the its program guide and the terms of the Servicing Agreement. The Custodian will be The Bank of Maryland.

     Billing statements for HELOCs are mailed monthly by the Servicer. The statement details the monthly activity on the related HELOC and specifies the minimum payment due to the Servicer and the available credit line. Notice of changes in the applicable Loan Rate are provided by the Servicer to the Mortgagor with such statements. All payments are due by the applicable due date.

     For information regarding foreclosure procedures, see "--Realization Upon Defaulted Loans" below. Servicing and charge-off policies and collection practices may change over time in accordance with the Servicer's business judgment, changes in the Servicer's portfolio of real estate secured revolving credit line loans that it services for its clients and applicable laws and regulations, and other considerations.

COLLECTION AND OTHER SERVICING PROCEDURES

     The Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Servicing Agreement, follow such collection procedures which shall be normal and usual in its general mortgage servicing activities with respect to mortgage loans comparable to the Mortgage Loans. Consistent with the foregoing, the Servicer may in its discretion waive any prepayment charge in connection with the prepayment of a Mortgage Loan or extend the due dates for payments due on a Mortgage Loan, provided that the insurance coverage for such Mortgage Loan or any coverage provided by any alternative credit enhancement will not be adversely affected thereby.

     In certain instances in which a Mortgage Loan is in default (or if default is reasonably foreseeable), and if determined by the Servicer to be in the best interests of the Enhancer and the Noteholders, the Servicer may permit certain modifications of the Mortgage Loan or make forbearances on the Mortgage Loan rather than proceeding with foreclosure or repossession (if applicable). In making such determination, the loss that might result if such Mortgage Loan were liquidated would be taken into account. Such modifications may have the effect of reducing the Loan Rate or extending the final maturity date of the Mortgage Loan. Any such modified Mortgage Loan may remain in the Trust Estate, and the reduction in collections resulting from such modification may result in reduced distributions of interest (or other amounts) on, or may extend the final maturity of, the Notes.

     In addition, in certain instances in which a Mortgagor either (i) requests an increase in the credit limit on the related HELOC above the limit stated on the Credit Line Agreement, (ii) requests to place a lien on the related Mortgaged Property senior to the lien of the related Mortgage Loan, or
(iii) refinances the senior lien resulting in a Combined Loan-to-Value Ratio above the previous Combined Loan-to-Value Ratio for such loan, the Servicer will have the option to purchase from the Issuer the related Mortgage Loan at a price equal to the Repurchase Price.

     In any case in which Mortgaged Property subject to a Mortgage Loan is being conveyed by the Mortgagor, the Servicer shall in general be obligated, to the extent it has knowledge of such conveyance, to exercise its rights to accelerate the maturity of such Mortgage Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any applicable credit enhancement arrangements. If the Servicer is prevented from enforcing such due-on-sale clause under applicable law or if the Servicer determines that it is reasonably likely that a legal action would be instituted by the related Mortgagor to avoid enforcement of such due-on-sale clause, the Servicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person will become liable under the Credit Line Agreement subject to certain specified conditions. The original Mortgagor may be released from liability on a Mortgage Loan if the Servicer shall have determined in good faith that such release will not adversely affect the ability to make full and timely collections on the related Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, the Loan Rate borne by the related Credit Line Agreement may not be altered.

     Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. The Servicer may approve such a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, and the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Servicer for processing such request will be retained by the Servicer as additional servicing compensation.

     The Servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the Servicer in connection with its activities under the Servicing Agreement. The Servicer may be subject to certain restrictions under the Servicing Agreement with respect to the refinancing of a lien senior to a Mortgage Loan secured by a lien on the related Mortgaged Property.

REALIZATION UPON DEFAULTED LOANS

     With respect to a Mortgage Loan secured by a lien on a Mortgaged Property in default, the Servicer will decide whether to foreclose upon the Mortgaged Property or with respect to any such Mortgage Loan, write off the principal balance of the Mortgage Loan as a bad debt or take an unsecured note. In connection with such decision, the Servicer will, following usual practices in connection with senior and junior mortgage servicing activities or repossession and resale activities, estimate the proceeds expected to be received and the expenses expected to be incurred in connection with such foreclosure or repossession and resale to determine whether a foreclosure proceeding or a repossession and resale is appropriate. To the extent that a Mortgage Loan secured by a lien on a Mortgaged Property is junior to another lien on the related Mortgaged Property, following any default thereon, unless foreclosure proceeds for such Mortgage Loan are expected to at least satisfy the related senior mortgage loan in full and to pay foreclosure costs, it is likely that such Mortgage Loan will be written off as bad debt with no foreclosure proceeding. See "Risk Factors--Special Features of the Mortgage Loans" herein. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the Indenture Trustee or to its nominee on behalf of Noteholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan secured by a lien on a Mortgaged Property (an "REO LOAN") will be considered for most purposes to be an outstanding Mortgage Loan held in the Trust Estate until such time as the Mortgaged Property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to such defaulted Mortgage Loan (a "LIQUIDATED LOAN"). Any income (net of expenses and fees and other than gains described below) received by the Servicer on such Mortgaged Property, prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at such time for making payments to Noteholders.

     With respect to a Mortgage Loan secured by a lien on a Mortgaged Property in default, the Servicer may pursue foreclosure (or similar remedies) subject to any senior lien positions and certain other restrictions pertaining to junior loans concurrently with pursuing any remedy for a breach of a representation and warranty made by the Seller. However, the Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage Loan will be removed from the Trust Estate. The Servicer may elect to treat a defaulted Mortgage Loan as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. Any additional liquidation expenses relating to such Mortgage Loan thereafter incurred will be reimbursable to the Servicer from any amounts otherwise payable to the Noteholders, or may be offset by any subsequent recovery related to such Mortgage Loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be paid to Noteholders, the amount of any loss or the amount required to be drawn under any applicable form of credit enhancement, the Servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with such defaulted Mortgage Loan.

     The Servicer has the option to purchase from the Trust Estate any defaulted Mortgage Loan after 60 days at the Repurchase Price. If a defaulted Mortgage Loan or REO Loan is not so removed from the Trust Estate, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the Noteholders will bear such loss. However, if a gain results from the final liquidation of an REO Loan which is not required by law to be remitted to the related Mortgagor, the Servicer will be entitled to retain such gain as additional servicing compensation.

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

     The following tables summarize the delinquency and loss experience for all home equity lines of credit loans originated by the Seller. The data presented in the following tables is for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Mortgage Loans will be similar to that set forth below.

     The information in the tables below has not been adjusted to eliminate the effect of the significant growth in the size of the Servicer's HELOC loan portfolio during the periods shown. Accordingly, loss and delinquency as percentages of aggregate principal balance of such HELOC loans serviced for each period would be higher than those shown if certain of such home equity loans were artificially isolated at a point in time and the information showed the activity only with respect to such HELOC loans.



                                                         DELINQUENCY AND LOSS EXPERIENCE

                                               HOME EQUITY LOAN PORTFOLIO DELINQUENCY EXPERIENCE (1)

================================================================================================================================
                              AT MARCH 31, 1999      AT DECEMBER 31, 1998      AT DECEMBER 31, 1997      AT DECEMBER 31, 1996
                             $ LOANS      % BY $      $ LOANS      % BY $       $ LOANS       % BY $      $ LOANS      % BY $
                             -------      ------      -------      ------       -------       ------      -------      ------
Number of Loans                     28,132                    25,494                    20,159                    17,344
Total Portfolio            $713,185,696    100.00%  $656,651,283    100.00%   $568,400,751     100.00%  $496,073,600    100.00%

Period of Delinquency

   30-59 Days                 5,736,190      0.80%     9,139,302      1.39%      8,475,141       1.49%     7,472,812      1.51%
   60-89 Days                 1,614,991      0.23%     2,196,765      0.33%      1,169,433       0.21%     1,052,747      0.21%
   90+ Days                   1,939,887      0.27%     1,701,815      0.26%      2,008,257       0.35%     2,018,333      0.41%
Total Loans                   9,291,067      1.30%    13,037,882      1.99%     11,652,831       2.05%    10,543,892      2.13%

Foreclosure                   4,635,840      0.65%     5,714,492      0.87%      3,533,381       0.62%     2,808,028      0.57%
Foreclosed                      578,836      0.08%       511,752      0.08%      1,730,913       0.30%     1,749,156      0.35%
Total Loans in                5,214,677      0.73%     6,226,244      0.95%      5,264,294       0.93%     4,557,184      0.92%
Foreclosure

Total Delinquent Loans      $14,505,743      2.03%   $19,264,126      2.93%    $16,917,125       2.98%   $15,101,076      3.04%
                           ============= ========== ============= ========== ============== =========== ============= ==========



================================================================================================================================
        HOME EQUITY LOAN PORTFOLIO LOSS AND FORECLOSURE EXPERIENCE (1)
================================================================================================================================

                              AT MARCH 31, 1999      AT DECEMBER 31, 1998      AT DECEMBER 31, 1997      AT DECEMBER 31, 1996
                             $ LOANS      % BY $      $ LOANS      % BY $       $ LOANS       % BY $      $ LOANS      % BY $
                             -------      ------      -------      ------       -------       ------      -------      ------
Number of Loans                    28,132                    25,494                    20,159                   17,344
Total Portfolio            $713,185,696    100.00%  $656,651,283    100.00%   $568,400,751     100.00%  $496,073,600    100.00%

Total Loans in                5,214,677      0.73%     6,226,244      0.95%      5,264,294       0.93%     4,557,184      0.92%
Foreclosure


Net Chargeoffs for Period       $57,115      0.01%    $1,873,593      0.29%     $1,332,166       0.23%    $1,553,129      0.31%
                           ============= ========== ============= ========== ============== =========== ============= ==========


(1) Performing loans in bankruptcy are not included in delinquency statistics.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The servicing fee for each Mortgage Loan (the "SERVICING FEE") is payable out of the interest payments on such Mortgage Loan. The weighted average Servicing Fee as of the Cut-Off Date is approximately 0.50% per annum. The Servicing Fee consists of (a) servicing compensation payable to the Servicer in respect of its servicing activities and (b) other related compensation. The Servicer is obligated to pay certain ongoing expenses associated with its servicing activities and incurred by the Servicer in connection with its responsibilities under the Servicing Agreement.

                                  THE ISSUER

     The GMACM Revolving Home Equity Loan Trust 1999-1 is a business trust established under the laws of the State of Delaware, and will be created and governed by a trust agreement dated as of June 17, 1999 (the "TRUST AGREEMENT"), between Bear Stearns Asset Backed Securities, Inc. (the "DEPOSITOR") and the Owner Trustee, for the purposes described in this Prospectus Supplement. The Trust Agreement will constitute the "governing instrument" of the Issuer under the laws of the State of Delaware relating to business trusts. The Issuer will not engage in any activity other than (i) acquiring and holding the Mortgage Loans and the other assets comprising the Trust Estate and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     The Issuer's principal offices are at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, in care of Wilmington Trust Company, as Owner Trustee.

                               THE OWNER TRUSTEE

     Wilmington Trust Company (the "Owner Trustee") will be the Owner Trustee under the Trust Agreement. The Owner Trustee is a Delaware banking corporation, and its principal offices are located in Wilmington, Delaware.

     Neither the Owner Trustee nor any director, officer or employee of the Owner Trustee will be under any liability to the Issuer or the Securityholders for taking any action or for refraining from the taking of any action in good faith pursuant to the Trust Agreement, or for errors in judgment; provided, that none of the Owner Trustee or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed upon them by reason of their willful malfeasance, bad faith or negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under the Trust Agreement. All persons into which the Owner Trustee may be merged or with which it may be consolidated, or any entity resulting from such merger or consolidation, will be the successor Owner Trustee under the Trust Agreement.

     The commercial bank or trust company serving as Owner Trustee may have normal banking relationships with the Depositor, the Seller and/or their respective affiliates.

     The Owner Trustee may resign at any time, in which event the Indenture Trustee will be obligated to appoint a successor owner trustee as set forth in the Trust Agreement and the Indenture. The Indenture Trustee may also remove the Owner Trustee if the Owner Trustee ceases to be eligible to continue as such under the Trust Agreement or if the Owner Trustee becomes insolvent. Upon becoming aware of such circumstances, the Indenture Trustee will be obligated to appoint a successor Owner Trustee after consultation with the Servicer. Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee will not become effective until acceptance of the appointment by the successor Owner Trustee.

                             THE INDENTURE TRUSTEE

     Norwest Bank Minnesota, National Association (the "INDENTURE TRUSTEE"), will be the Indenture Trustee under the indenture to be dated as of June 17, 1999 between the Issuer and the Indenture Trustee (the "Indenture"). The principal offices of the Indenture Trustee are located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, with administrative offices located at 11000 Broken Land Parkway, Columbia, Maryland 21044.

     The Indenture Trustee may have normal banking relationships with the Depositor, the Seller and/or their respective affiliates.

     The Indenture Trustee may resign at any time, in which event the Owner Trustee will be obligated to appoint a successor indenture trustee as set forth in the Indenture. The Owner Trustee as set forth in the Indenture may also remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes insolvent. Upon becoming aware of such circumstances, the Owner Trustee will be obligated to appoint a successor Indenture Trustee after consultation with the Servicer. If so specified in the Indenture, the Indenture Trustee may also be removed at any time by the Enhancer or by the holders of a majority principal balance of the Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee.

     The Indenture Trustee has undertaken a firmwide initiative to address the year 2000 issue. The Indenture Trustee does not believe that the year 2000 issue will materially affect its ability to perform its functions with respect to the Issuer or have a material financial impact on the Issuer. However, there can be no assurance of this. Further, there can be no guarantee that the systems of third parties, on which the Indenture Trustee's systems rely, will be timely converted or that a failure to convert by such third parties or a conversion that is incompatible with the Indenture Trustee's systems will not have a material adverse effect on the Issuer.

                                 THE ENHANCER

     The following information has been supplied by Enhancer for inclusion in this Prospectus Supplement. No representation is made by the Seller, the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, the Underwriters or any of their respective affiliates as to the accuracy or completeness of such information.

     The Enhancer is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam. The Enhancer primarily insures newly-issued municipal and structured finance obligations. The Enhancer is a wholly-owned subsidiary of Ambac Financial Group, Inc. (formerly, AMBAC, Inc.), a 100% publicly-held company. Moody's, Standard & Poor's and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to the Enhancer.

     The consolidated financial statements of the Enhancer and subsidiaries as of December 31, 1998 and December 31, 1997 and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 30, 1999; Commission File No. 1-10777) and the unaudited consolidated financial statements of the Enhancer and its subsidiaries as of March 31, 1999 and for the periods ending March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the Period ended March 31, 1999 (which was filed with the Commission on May 12, 1999) are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated herein by reference shall be modified or superseded for the purposes of this Prospectus Supplement to the extent that a statement contained herein by reference herein also modified or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

     All financial statements of the Enhancer and its subsidiaries included in documents filed by Ambac Financial Group, Inc. with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Term Notes shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

     The following table sets forth the capitalization of the Enhancer as of December 31, 1996, December 31, 1997, December 31, 1998 and March 31, 1999 respectively, in conformity with generally accepted accounting principles.




                                              AMBAC ASSURANCE CORPORATION

                                           CONSOLIDATED CAPITALIZATION TABLE

                                                 (DOLLARS IN MILLIONS)


                                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    MARCH 31, 1999
                                                          1996              1997              1998         (UNAUDITED)
                                                     ------------      -----------       ------------    --------------
Unearned premiums............................            $ 995            $1,184            $1,303           $1,324
Other liabilities............................              259               562               548              544
                                                         -----            ------            ------           ------
                                                        $1,254            $1,746            $1,851           $1,868
                                                        ------            ------            ------           ------
Stockholder's equity(1)

    Common stock.............................             $ 82              $ 82            $   82           $   82
    Additional paid-in capital...............              515               521               541              541
    Accumulated other comprehensive income...               66               118               138              112
    Retained earnings........................              992             1,180             1,405            1,467
                                                         -----            ------            ------           ------
Total stockholder's equity...................           $1,655            $1,901            $2,166           $2,202
                                                        ------            ------            ------           =-----
Total liabilities and stockholder's equity...           $2,909            $3,647            $4,017           $4,070
                                                        ======            ======            ======           ======

----------
(1) Components of stockholder's equity have been restated for all periods presented to reflect "Accumulated other comprehensive income" in accordance with the Statement of Financial accounting Standards No. 130 "Reporting Comprehensive Income" adopted by the Enhancer effective January 1, 1998. As this new standard only requires additional information in the financial statements, it does not affect the Enhancer's financial position or results of operations.

     For additional financial information concerning the Enhancer, see the audited and unaudited financial statements of the Enhancer incorporated by reference herein. Copies of the financial statements of the Enhancer incorporated by reference and copies of the Enhancer's annual statement for the year ended December 31, 1998 prepared in accordance with statutory accounting standards are available, without charge, from the Enhancer. The address of the Enhancer's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

     The Enhancer makes no representation regarding the Term Notes or the advisability of investing in the Term Notes and makes no representation regarding, nor has it participated in the preparation of, this Prospectus Supplement other than the information supplied by the Enhancer and presented under the headings "Description of the Policy" and "The Enhancer" and in the financial statements incorporated herein by reference.

     Each rating of the Enhancer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Enhancer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the Term Notes, and such ratings may be subject to revision or withdrawal at any time by the assigning rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Term Notes. The Enhancer does not guaranty the market price of the Term Notes nor does it guaranty that the ratings on the Term Notes will not be revised or withdrawn.

                                           DESCRIPTION OF THE SECURITIES

GENERAL

     The Home Equity Loan-Backed Term Notes, Series 1999-1 (the "TERM NOTES"), and the Home Equity Loan-Backed Variable Funding Notes, Series 1999-1 (the "VARIABLE FUNDING NOTES" and, together with the Term Notes, the "NOTES"), will be issued pursuant to the Indenture. The Home Equity Loan-Backed Certificates, Series 1999-1 (the "CERTIFICATES" and, together with the Notes, the "SECURITIES"), will be issued pursuant to the Trust Agreement. The following summaries describe certain provisions of the Securities, the Indenture and the Trust Agreement. Such summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreements. Only the Term Notes are being offered hereby.

     The Notes will be secured by the Trust Estate, which will be pledged by the Issuer to the Indenture Trustee pursuant to the Indenture. The Trust Estate will consist of, without limitation, (i) the Mortgage Loans (including all Additional Balances and any Subsequent Mortgage Loans), (ii) all amounts on deposit in the Custodial Account, the Note Payment Account, the Distribution Account, the Capitalized Interest Account, the Pre-Funding Account and the Funding Account, (iii) the Policy and (iv) all proceeds of the foregoing.

     The Variable Funding Notes will be issued to the Seller. The Variable Funding Balance will be increased from time to time until the commencement of the Rapid Amortization Period in consideration for Additional Balances and, in some cases, Subsequent Mortgage Loans sold to the Issuer, if Principal Collections in respect of the related Collection Period (and, during the Revolving Period, funds on deposit in the Funding Account) are insufficient or unavailable to cover the full consideration therefor. In addition, the Seller may, at its option, sell Subsequent Mortgage Loans to the Issuer from time to time until the commencement of the Managed Amortization Period. The consideration for any such sale will be, after the application of amounts, if any, on deposit in the Funding Account, an increase in the Variable Funding Balance. Notwithstanding any of the foregoing, the Variable Funding Balance may not exceed $50,000,000 (the "MAXIMUM VARIABLE FUNDING BALANCE"). Initially, the Variable Funding Balance will be zero.

BOOK-ENTRY NOTES

     The Term Notes will initially be issued as Book-Entry Notes. Persons acquiring beneficial ownership interests in the Term Notes (the "TERM NOTE OWNERS") may elect to hold their Term Notes through the Depository Trust Company ("DTC") in the United States, or Cedelbank or the Euroclear System ("EUROCLEAR") in Europe, if they are participants of such systems ("PARTICIPANTS"), or indirectly through organizations that are Participants in such systems. The Book-Entry Notes will be issued in one or more securities that equal the aggregate Term Note Balance of the Term Notes, and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in the names of Cedelbank and Euroclear on the books of their respective depositaries, which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold such beneficial interests in the Book-Entry Notes in minimum denominations representing Term Note Balances of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described below, no Term Note Owner will be entitled to receive a physical certificate representing such security (each, a "DEFINITIVE NOTE"). Unless and until Definitive Notes are issued, it is anticipated that the only "Holder" of the Term Notes will be Cede & Co., as nominee of DTC. Term Note Owners will not be "Holders" or "Noteholders" as such terms are used in the Indenture.

     A Term Note Owner's ownership of a Book-Entry Note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains such Term Note Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Notes will be recorded on the records of DTC (or of a Participating firm that acts as agent for the Financial Intermediary, the interest of which will in turn be recorded on the records of DTC, if such Term Note Owner's Financial Intermediary is not a DTC Participant, and on the records of Cedelbank or Euroclear, as appropriate).

     Term Note Owners will receive all payments of principal of and interest on the Term Notes from the Indenture Trustee through DTC and DTC Participants. While the Term Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Term Notes and is required to receive and transmit payments of principal of and interest on the Term Notes. Participants and Indirect Participants with which Term Note Owners have accounts with respect to Term Notes are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Term Note Owners. Accordingly, although Term Note Owners will not possess physical certificates, the DTC Rules provide a mechanism by which Term Note Owners will receive payments and will be able to transfer their interests.

     Term Note Owners will not receive or be entitled to receive Definitive Notes representing their respective interests in the Term Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Term Note Owners that are not Participants may transfer ownership of their Term Notes only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer the Term Notes, by book-entry transfer, through DTC for the account of the purchasers of such Term Notes, which account is maintained with the related Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of the Term Notes will be executed through DTC, and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Term Note Owners.

     Under a book-entry format, Term Note Owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to Cede & Co. Payments with respect to Term Notes held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the related Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Term Note Owner to pledge Book-Entry Notes to persons or entities that do not participate in the Depositary system, or otherwise take actions in respect of such Book-Entry Notes, may be limited due to the lack of physical certificates for such Book-Entry Notes. In addition, the issuance of the Term Notes in book-entry form may reduce the liquidity thereof in the secondary market, since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

     DTC has advised the Indenture Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes under the Indenture only at the direction of one or more Financial Intermediaries to the DTC accounts of which the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries the holdings of which include such Book-Entry Notes. Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by Term Note Owners under the Indenture on behalf of a Cedelbank Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the related Depositary to effect such actions on its behalf through DTC.

     Definitive Notes will be issued to Term Note Owners or their nominees, rather than to DTC, if (a) the Indenture Trustee determines that the DTC is no longer willing, qualified or able to properly discharge its responsibilities as nominee and depository with respect to the Book-Entry Notes and the Indenture Trustee is unable to locate a qualified successor, (b) the Indenture Trustee elects to terminate the book-entry system through DTC or (c) after the occurrence of an Event of Default, Term Note Owners representing Percentage Interests aggregating at least a majority of the Term Note Balances of the Term Notes advise DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of the book-entry system through DTC (or a successor thereto) is no longer in the best interests of Term Note Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Indenture Trustee will be required to notify all Term Note Owners of the occurrence of such event and the availability through DTC of Definitive Notes. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Notes and instructions for re-registration, the Indenture Trustee will issue and authenticate Definitive Notes, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as "Holders" and "Noteholders" under the Indenture.

     Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Term Notes between and among Participants of DTC, Cedelbank and Euroclear, they will be under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Risk Factors--Book-Entry Registration" and "The Agreements--Book-Entry Securities" in the Prospectus.

PAYMENTS ON THE NOTES

     Payments on the Notes will be made by the Indenture Trustee or the Paying Agent on the 18th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each, a "PAYMENT DATE"), commencing in July 1999. Payments on the Notes will be made to the persons in the names of which such Notes are registered at the close of business on the day prior to each Payment Date (or, in the case of the Term Notes, if the Term Notes are no longer Book-Entry Notes, at the related Record Date). See "The Agreements--Book-Entry Securities" in the Prospectus. Payments will be made by wire transfer, check or money order mailed to the address of the person entitled thereto (which, in the case of Book-Entry Notes, will be DTC or its nominee) as it appears on the Note Register, in the amounts calculated as described herein on the related Determination Date. However, the final payment in respect of the Notes will be made only upon presentation and surrender thereof at the office or the agency of the Indenture Trustee specified in the notice to Noteholders of such final payment. A "BUSINESS DAY" is any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the States of Minnesota, Pennsylvania, New York, Maryland or Delaware are required or authorized by law or government decree to be closed. The "PAYING AGENT" will initially be the Indenture Trustee.

INTEREST PAYMENTS ON THE NOTES

     Interest payments will be made on the Notes on each Payment Date at the Note Rate for the related Interest Period, subject to the limitations set forth below, which may result in Interest Shortfalls. The "INTEREST PERIOD" for any Payment Date will be the period from the preceding Payment Date (or, in the case of the first Payment Date, from the Closing Date) through the day preceding such Payment Date. The "NOTE RATE" for each Interest Period will be a floating rate equal to the least of: (i) LIBOR plus 0.29% per annum, or on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial aggregate Term Note Balance, LIBOR plus 0.58% per annum; (ii) the Net Loan Rate, as described below and (iii) 14.5% per annum.

     However, on any Payment Date for which the related Note Rate has been determined pursuant to clause (ii) of the definition of Note Rate, the excess of (a) the amount of interest that would have accrued on the Notes during the related Interest Period had such amount been determined pursuant to clause (i) of the definition of Note Rate (but not at a rate in excess of 14.5% per annum) over (b) the interest actually accrued on the Notes during such Interest Period (such excess, an "INTEREST SHORTFALL") will accrue interest at the Note Rate (as adjusted from time to time) and will be paid on subsequent Payment Dates to the extent funds are available therefor. Interest Shortfalls will not be covered by the Policy and may remain unpaid on the Payment Date in June 2027 (the "FINAL PAYMENT DATE").

     The "NET LOAN RATE" will be, with respect to any Payment Date, the weighted average of (i) the Loan Rates on the HELOCs and (ii) the Loan Rates on the HELs, in each case as of the first day of the calendar month in which the related Interest Period begins, net of the premium rate on the Policy, the rate of the fee of each of the Servicer, the Owner Trustee and the Indenture Trustee, and, beginning on the thirteenth Payment Date, 50 basis points, adjusted to an effective rate reflecting interest calculated on the basis of a 360-day year assumed to consist of twelve 30-day months.

     Interest on the Notes in respect of any Payment Date will accrue during the related Interest Period on the basis of the actual number of days in such Interest Period and a 360-day year. Interest payments on the Notes will be funded from Interest Collections on the Mortgage Loans and, if necessary, from draws on the Policy.

     All interest payments on the Notes in respect of any Payment Date will be allocated to the Term Notes and the Variable Funding Notes pro rata based on their respective interest accruals. The interest rate on the Variable Funding Notes for any Payment Date will not significantly exceed the Note Rate for the related Interest Period.

     On each Payment Date, LIBOR will be established by the Indenture Trustee. As to any Interest Period, "LIBOR" will equal, for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period. With respect to the first Interest Period, LIBOR will equal the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer and the Enhancer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

     "TELERATE PAGE 3750" means the display page so designated on the Telerate Service (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate.

     The "REFERENCE BANK RATE" will be, with respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Note Balance of the Notes; provided, that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Notes. If no such quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period. The "REFERENCE BANKS" are Barclays Bank plc, National Westminster Bank and Bankers Trust Company.

     "LIBOR BUSINESS DAY" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

     The establishment of LIBOR as to each Interest Period by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to the Notes for the related Interest Period will, in the absence of manifest error, be final and binding.

CAPITALIZED INTEREST ACCOUNT

     On the Closing Date, if required by the Enhancer, a cash deposit will be made into the Capitalized Interest Account from the proceeds of the sale of the Term Notes. On each Payment Date during the Pre-Funding Period, the Indenture Trustee will transfer from the Capitalized Interest Account to the Note Payment Account an amount equal to the Capitalized Interest Requirement, if any, for such Payment Date.

     The "CAPITALIZED INTEREST REQUIREMENT" will be, with respect to each Payment Date during the Pre-Funding Period, the excess, if any of (i) the sum of (A) the amount of interest accrued at the Note Rate on the amount on deposit in the Pre-Funding Account as of the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) and (B) the amount of fees paid to the Enhancer, the Owner Trustee and the Indenture Trustee over
(ii) the amount of reinvestment earnings on funds on deposit in the Pre-Funding Account.

     On the Payment Date following the end of the Pre-Funding Period, the Indenture Trustee will distribute to the Seller any amounts remaining in the Capitalized Interest Account after taking into account withdrawals therefrom on such Payment Date. The Capitalized Interest Account will be closed following such payment.

PRINCIPAL PAYMENTS ON THE NOTES

     No principal will be payable on the Notes during the period beginning on the Closing Date and ending on the earlier of (i) December 31, 2000 and (ii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event, as defined below (the "REVOLVING PERIOD"). On each Payment Date during the period beginning on the first Payment Date following the end of the Revolving Period and ending on the earlier of (i) December 31, 2004 and (ii) the occurrence of a Rapid Amortization Event (the "MANAGED AMORTIZATION PERIOD"), principal will be payable on the Notes in an amount equal to Net Principal Collections for the related Collection Period. On each Payment Date during the period beginning on the earlier of (i) the first Payment Date following the end of the Managed Amortization Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer (the "RAPID AMORTIZATION PERIOD" and, together with the Managed Amortization Period, the "AMORTIZATION PERIODS"), principal will be payable on the Notes in an amount equal to Principal Collections for the related Collection Period. In addition, on each Payment Date following the end of the Revolving Period, to the extent of funds available therefor, Noteholders will be entitled to receive certain additional amounts to be applied in reduction of the related Note Balances equal to Liquidation Loss Amounts, as described herein. A "MANAGED AMORTIZATION EVENT" will be deemed to occur on any date on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.

     All principal payments due and payable on the Notes will be allocated to the Term Notes and the Variable Funding Notes pro rata based on the outstanding principal balances thereof until paid in full. In no event will principal payments on the Notes on any Payment Date exceed the related Note Balance thereof on such Payment Date. On the Final Payment Date, principal will be due and payable on the Notes in an amount equal to the related Note Balance remaining outstanding on such Payment Date.

PRIORITY OF DISTRIBUTIONS

     On each Payment Date, from amounts withdrawn from the Custodial Account, the following payments will be made in the following order of priority:

     (i) to the Note Payment Account, for payment to the Holders of the Term Notes and the Variable Funding Notes, pro rata, interest for the related Interest Period at the Note Rate on the related Note Balance immediately prior to such Payment Date, other than any Interest Shortfalls;

     (ii) during the Amortization Periods, to the Note Payment Account, for payment to the Holders of the Term Notes and the Variable Funding Notes, pro rata, the Principal Distribution Amount for such Payment Date;

     (iii) to the Enhancer, the amount of the premium for the Policy, with interest thereon, as provided in the insurance agreement, dated as of the Closing Date, among the Enhancer, the Seller, the Depositor, the Servicer, the Indenture Trustee and the Issuer (the "INSURANCE AGREEMENT");

     (iv) to the Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

     (v) during the Revolving Period, to the Funding Account, the amount (but not in excess of the amount, if any, of Excess Spread) necessary to be applied on such Payment Date so that the amount, if any, by which the outstanding Principal Balance of the Mortgage Loans and related property of the Issuer (including the Pre-Funded Amount and amounts on deposit in the Funding Account) exceeds the aggregate outstanding principal balance of the Securities (the "OUTSTANDING OVERCOLLATERALIZATION AMOUNT") for such Payment Date is not less than the Overcollateralization Target Amount;

     (vi) during the Amortization Periods, to the Note Payment Account, the amount (but not in excess of the amount, if any, of Excess Spread) necessary to be applied on such Payment Date for payment to the Holders of the Term Notes and the Variable Funding Notes, pro rata, so that the Outstanding Overcollateralization Amount for such Payment Date is not less than the Overcollateralization Target Amount;

     (vii) to the Enhancer, any other amounts owed the Enhancer pursuant to the Insurance Agreement;

     (viii) to the Note Payment Account, for payment to the Holders of the Term Notes and the Variable Funding Notes, pro rata, any Interest Shortfalls not previously paid, together with interest thereon at the Note Rate (as adjusted from time to time), based on the amount remaining unpaid with respect thereto;

     (ix) during the Amortization Periods, to the Indenture Trustee, certain other amounts owing to the Indenture Trustee pursuant to the Indenture to the extent remaining unpaid; and

     (x) any remaining amount, to the Distribution Account, for distribution to the Certificateholders (or, under certain circumstances during the Revolving Period, to the Funding Account in connection with the optional removal of certain Mortgage Loans);

     PROVIDED, that on the Final Payment Date, the amount to be paid pursuant to clause (ii) above will be equal to the sum of the Term Note Balance and the Variable Funding Balance immediately prior to such Payment Date. For purposes of the foregoing, the Note Balance of the Notes on each Payment Date during the Amortization Periods will be reduced by the pro rata portion allocable to the related Notes of all Liquidation Loss Amounts for such Payment Date, but only to the extent that such Liquidation Loss Amounts are not otherwise covered by payments made pursuant to clause (ii) above or by a draw on the Policy and the Outstanding Overcollateralization Amount for such Payment Date is zero. In the event of any such reduction of the Note Balance of the Notes, the amount of the principal reductions allocated to the Notes will be payable to the Noteholders on later Payment Dates only to the extent of any excess cashflow remaining on such later Payment Dates.

     "AGGREGATE BALANCE DIFFERENTIAL" means, with respect to any Payment Date and any Variable Funding Note, the sum of the Balance Differentials that have been added to the Variable Funding Balance of such Variable Funding Note prior to such Payment Date. "BALANCE DIFFERENTIAL" means, with respect to any Payment Date, the amount, if any, by which the sum of the aggregate Principal Balance of all Subsequent Mortgage Loans and the amount of any Additional Balances transferred to the Trust Estate during the related Collection Period exceeds the Principal Collections for the previous Collection Period.

     "EXCESS SPREAD" means, with respect to any Payment Date, the excess, if any, of (i) Interest Collections for the related Collection Period over (ii) the sum of the related Servicing Fee and the amounts specified in clauses (i) and (iii) above for such Payment Date.

     "LIQUIDATION LOSS AMOUNT" means, with respect to any Liquidated Mortgage Loan, the unrecovered Principal Balance thereof at the end of the related Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan, after giving effect to the Net Liquidation Proceeds in connection therewith.

     "LIQUIDATED MORTGAGE LOAN" means, with respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds it reasonably expects to recover, if any, with respect to the disposition of the related Mortgaged Property have been recovered.

     "NOTE BALANCE" means the Term Note Balance and/or the Variable Funding Balance, as the context requires.

     "OVERCOLLATERALIZATION TARGET AMOUNT" will be, as to any Payment Date prior to the thirtieth (30th) Payment Date, an amount equal to at least 1.7% of the Note Balance, and thereafter will be adjusted from time to time pursuant to the terms of the Indenture.

     "PRINCIPAL DISTRIBUTION AMOUNT" means, for any Payment Date (i) during the Revolving Period, zero, (ii) during the Managed Amortization Period, Net Principal Collections, and (iii) during the Rapid Amortization Period, Principal Collections; provided, that on any Payment Date during the Amortization Periods, the Principal Distribution Amount shall also include an amount equal to the Liquidation Loss Amounts for such Payment Date.

     A "RAPID AMORTIZATION EVENT" will be deemed to occur upon the occurrence of any one of the following events:

     (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice thereof to the Seller, and such failure materially and adversely affects the interests of the Enhancer or the Securityholders; provided, that a Rapid Amortization Event will not be deemed to occur if the Seller has repurchased or caused to be repurchased or substituted for the related Mortgage Loans or all Mortgage Loans, as applicable, during such period in accordance with the provisions of the Indenture;

     (b) any representation or warranty made by the Seller in the Purchase Agreement shall prove to have been incorrect in any material respect when made and shall continue to be incorrect in any material respect for the related cure period specified in the Servicing Agreement after written notice and as a result of which the interests of the Enhancer or the Securityholders are materially and adversely affected ; provided, that a Rapid Amortization Event will not be deemed to occur if the Seller has repurchased or caused to be repurchased or substituted for the related Mortgage Loans or all Mortgage Loans, as applicable, during such period in accordance with the provisions of the Indenture;

     (c) the entry against the Seller of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

     (d) the Seller shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller or the Issuer and such decree or order shall remain in force undischarged, unbonded or unstayed for a period of 60 days or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

     (e) the Issuer becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

     (f) a Servicing Default occurs and is unremedied under the Servicing Agreement and a qualified successor Servicer has not been appointed;

     (g) the aggregate of all draws under the Policy exceeds 1% of the initial Note Balance;

     (h) the Issuer is determined to be an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; or

     (i) an event of default under the Insurance Agreement (except for a default by the Enhancer, unless such Enhancer cannot be replaced without additional expense).

     In the case of any event described in (a), (b), (f), (g) or (i), a Rapid Amortization Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, either the Indenture Trustee, the Enhancer or Securityholders evidencing not less than 51% of the aggregate Securities Balance, by written notice to the Depositor, the Servicer and the Owner Trustee (and to the Indenture Trustee, if given by the Securityholders), declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c),
(d), (e) or (h), a Rapid Amortization Event will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Enhancer or the Securityholders immediately upon the occurrence of such event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

     "TERM NOTE BALANCE" means, with respect to any Payment Date and any Term Note, the initial Term Note Balance thereof reduced by all payments of principal of such Term Note prior to such Payment Date.

     "VARIABLE FUNDING BALANCE" means, with respect to any Payment Date and any Variable Funding Note, the initial Variable Funding Balance thereof (i) increased by the Aggregate Balance Differential for such Variable Funding Note immediately prior to such Payment Date and (ii) reduced by all distributions of principal thereon prior to such Payment Date.

OVERCOLLATERALIZATION

     The cashflow mechanics of the Trust Estate are intended to create overcollateralization by depositing the Excess Spread in the Funding Account and applying it to acquire Additional Balances and/or Subsequent Mortgage Loans and by using a portion or all of the Excess Spread to make principal payments on the Notes during the Amortization Periods. Such application of Excess Spread will continue until the Outstanding Overcollateralization Amount equals the Overcollateralization Target Amount at which point such application will cease unless necessary on a later Payment Date to increase the amount of overcollateralization to the target level. In addition, the Overcollateralization Target Amount may be permitted to step down in the future in which case a portion of the Excess Spread will not be used to acquire Additional Balances and/or Subsequent Mortgage Loans or paid to the holders of the Notes but will instead be distributed to the holders of the Certificates. As a result of these mechanics, the weighted average lives of the Notes will be different than they would have been in the absence of such mechanics.

     To the extent that the protection provided by the application of Excess Spread and the availability of overcollateralization are exhausted and if payments are not made under the Policy as required, Noteholders may incur a loss on their investments.

THE PAYING AGENT

     The Paying Agent will initially be the Indenture Trustee. The Paying Agent will have the revocable power to withdraw funds from the Note Payment Account for the purpose of making payments to the Noteholders.

MATURITY AND OPTIONAL REDEMPTION

     The Notes will be payable in full on the Final Payment Date, to the extent of the aggregate outstanding Note Balance on such date, if any. In addition, a principal payment may be made in redemption of the Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans and related assets of the Trust Estate after the aggregate Term Note Balance is reduced to an amount less than or equal to 10% of the initial Term Note Balance. The purchase price of such Mortgage Loans will be the sum of the outstanding Pool Balance and accrued and unpaid interest thereon (including Interest Shortfalls and interest thereon) at the weighted average of the Loan Rates of such Mortgage Loans through the day preceding the Payment Date on which such purchase occurs, together with all amounts due and owing the Enhancer.

                           DESCRIPTION OF THE POLICY

     On the Closing Date, the Enhancer will issue an irrevocable and unconditional financial guaranty insurance policy (the "POLICY" ) in favor of the Owner Trustee on behalf of the Issuer. The Policy will unconditionally and irrevocably guarantee certain payments on the Notes. On each Payment Date, a draw will be made on the Policy in an amount (the "INSURED AMOUNT"), if any, equal to the sum of (i) the amount by which interest accrued on the Note Balances, at the Note Rate during the related Interest Period (exclusive of any Interest Shortfalls) exceeds the amount on deposit in the Note Payment Account available for interest payments in respect of the Notes on such Payment Date and (ii) any Liquidation Loss Amount not currently covered by Excess Spread or the availability of overcollateralization. Interest Shortfalls will not be covered by the Policy. Pursuant to the terms of the Indenture, draws on the Policy will be paid to the Noteholders by the Paying Agent pro rata between the Term Notes and the Variable Funding Notes based on the respective Note Balances thereof; provided, however, that to the extent any such draw represents amounts specified in clause (ii) above during the Revolving Period, such amount will be deposited into the Funding Account rather than being paid to the Noteholders. In the absence of payments under the Policy, to the extent not covered by Excess Spread or the availability of overcollateralization, Noteholders could incur a loss on their investment.

                      YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of a Note will depend on the price paid by the related Noteholder for such Note, the Note Rate, the rate and timing of principal payments (including payments in excess of the Monthly Payment, prepayments in full or terminations, liquidations and repurchases) on the Mortgage Loans and, in the case of the HELOCs, the rate and timing of draws and the allocations thereof.

     In general, if a Term Note is purchased at a premium over its face amount and payments of principal of such Term Note occur at a rate faster than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if a Term
Note is purchased at a discount from its face amount and payments of principal of such Term Note occur at a rate that is slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than originally anticipated.

     With respect to certain HELOCs, the Loan Rate at origination may be below the rate that would result from the sum of the then-applicable Index and Gross Margin. Under the GMACM Underwriting Guide, Mortgagors are generally qualified based on an assumed payment which reflects a rate significantly lower than the maximum rate. The repayment of any such HELOC may thus be dependent on the ability of the borrower to make larger interest payments following the adjustment of the Loan Rate.

     As discussed under "Risk Factors--Interest-Only Feature for HELOCs" herein, a significant portion of the HELOCs are not expected to significantly amortize prior to maturity. As a result, a borrower will generally be required to pay a substantial principal amount at the maturity of such a HELOC. Such HELOCs pose a greater risk of default than fully-amortizing Mortgage Loans, such as the HELs, because the Mortgagor's ability to make such a substantial payment at maturity will generally depend on the Mortgagor's ability to obtain refinancing of such HELOCs or to sell the Mortgaged Property prior to the maturity of the HELOC. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, the Mortgagor's personal economic circumstances, the Mortgagor's equity in the related Mortgaged Property, real estate values, prevailing market interest rates, tax laws and national and regional economic conditions. For a general discussion of factors that may affect a Mortgagor's personal economic circumstances, see "Risk Factors--Dependency on Mortgagor Credit" herein. Neither the Depositor nor the Seller nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell any Mortgaged Property.

     For any Mortgage Loans secured by junior mortgages, any inability of the Mortgagor to pay off the balance thereof may also affect the ability of the Mortgagor to obtain refinancing at any time of any related senior mortgage loan, thereby preventing a potential improvement in the Mortgagor's circumstances. Under the Servicing Agreement the Servicer may be restricted or prohibited from consenting to any refinancing of any related senior mortgage loan, which in turn could adversely affect the Mortgagor's circumstances or result in a prepayment or default under the corresponding junior Mortgage Loan.

     In addition to the Mortgagor's personal economic circumstances, a number of factors, including homeowner mobility, job transfers, changes in the Mortgagor's housing needs, the Mortgagor's net equity in the Mortgaged Property, changes in the value of the Mortgaged Property, national and regional economic conditions, enforceability of due-on-sale clauses, prevailing market interest rates, servicing decisions, solicitations and the availability of mortgage funds, seasonal purchasing and payment habits of borrowers or changes in the deductibility for federal income tax purposes of interest payments on home equity loans, may affect the rate and timing of principal payments on the Mortgage Loans or draws on the HELOCs. There can be no assurance as to the rate of principal payments on the Mortgage Loans or draws on the HELOCs. The Mortgage Loans may be prepaid in full or in part without penalty. The rate of principal payments and the rate of draws may fluctuate substantially from time to time. Generally, home equity loans are not viewed by borrowers as permanent financing. Due to the unpredictable nature of both principal payments and draws on the HELOCs, the rates of principal payments net of draws on the HELOCs may be much more volatile than for typical first lien mortgage loans.

     The yield to maturity of the Term Notes, and the rate and timing of principal payments on the Mortgage Loans or draws on the HELOCs, may also be affected by a wide variety of specific terms and conditions applicable to the respective programs under which the Mortgage Loans were originated. For example, the HELOCs may provide for future draws to be made only in specified minimum amounts, or alternatively may permit draws to be made by check in any amount. A pool of Mortgage Loans including HELOCs subject to the latter provisions may be likely to remain outstanding longer with a higher aggregate principal balance than a pool of Mortgage Loans including HELOCs with the former provisions, because of the relative ease of making new draws. Furthermore, the HELOCs may provide for interest rate changes on a daily or monthly basis, or may have Gross Margins that may vary under certain circumstances over the term of the loan. In extremely high market interest rate scenarios, Term Notes backed by Mortgage Loans including HELOCs with adjustable rates subject to substantially higher maximum rates than typically apply to adjustable rate first mortgage loans may experience rates of default and liquidation substantially higher than those that have been experienced on other adjustable rate mortgage loan pools.

     As a result of the payment terms of the HELOCs, there may be no principal payments on the Term Notes in any given month. In addition, it is possible that the aggregate draws on HELOCs may exceed the aggregate payments with respect to principal on the Mortgage Loans for the related period. The Term Notes provide for a period during which all or a portion of the principal collections on the Mortgage Loans are reinvested in Additional Balances and/or Subsequent Mortgage Loans or are accumulated in a trust account pending commencement of an amortization period with respect to the Term Notes.

     The Mortgage Loans generally will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of such Mortgage Loan upon sale or certain transfers by the Mortgagor of the underlying Mortgaged Property. The Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law. The extent to which Mortgage Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the Term Notes. See "The Seller and Servicer--Collection and Other Servicing Procedures" herein for a description of certain provisions of the Servicing Agreement that may affect the prepayment experience on the Mortgage Loans.

     The Servicer may allow the refinancing of a Mortgage Loan in the Trust Estate by accepting prepayments thereon and permitting a new loan to the same borrower secured by a mortgage on the same property, which may be originated by the Servicer or by an unrelated entity. In the event of such a refinancing, the new loan would not be included in the Trust Estate and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. The Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the Mortgaged Property. In addition, the Servicer may encourage refinancing of Mortgage Loans, including defaulted Mortgage Loans, under which creditworthy borrowers assume the outstanding indebtedness of such Mortgage Loans which may be removed from the Trust Estate. As a result of such programs, (i) the rate of principal prepayments of the Mortgage Loans may be higher than would otherwise be the case, and (ii) in some cases, the average credit or collateral quality of the Mortgage Loans remaining in the Trust Estate may decline.

     Investors in the Term Notes should note that in certain instances in which a Mortgagor either (i) requests an increase in the credit limit on the related HELOC above the limit stated on the Credit Line Agreement, (ii) requests to place a lien on the related Mortgaged Property senior to the lien of the related Mortgage Loan, or (iii) refinances the senior lien resulting in a Combined Loan-to-Value Ratio above the previous Combined Loan-to-Value Ratio for such loan, the Servicer will have the option to purchase from the Trust Estate the related Mortgage Loan at the Repurchase Price. There are no limitations on the frequency of such repurchases or the characteristics of the Mortgage Loans so repurchased. In addition, on any Payment Date the Seller, in its capacity as the holder of the Certificates, may designate certain Mortgage Loans for removal from the Trust Estate. Such repurchases may lead to an increase in prepayments on the Mortgage Loans in the Trust Estate, which may reduce the yield on the Term Notes. In addition, such repurchases may affect the characteristics of the Mortgage Loans in the Trust Estate in the aggregate with respect to Loan Rates and credit quality.

     Although the Loan Rates on the HELOCs are subject to periodic adjustments, such adjustments generally (i) will not increase the Loan Rates over a fixed maximum rate during the life of any HELOC and (ii) will be based on an Index (which may not rise and fall consistently with prevailing market interest rates) plus the related Gross Margin (which may vary under certain circumstances, and which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Loan Rates on the HELOCs at any time may not equal the prevailing rates for similar, newly originated adjustable rate home equity mortgage loans and accordingly the rate of principal payments, if any, and draws on the HELOCs may be lower or higher than would otherwise be anticipated. There can be no certainty as to the rate of principal payments on the Mortgage Loans or draws on the HELOCs during any period or over the life of the Term Notes.

     The yield to investors on the Term Notes will be sensitive to fluctuations in the level of LIBOR and the Note Rate will be capped. See "Risk Factors--Risk of Loan Rates Reducing the Note Rate on the Term Notes" herein.

     With respect to the indices used in determining the Note Rate for the Term Notes or the Loan Rates of the underlying Mortgage Loans, a number of factors affect the performance of each such index and may cause such index to move in a manner different from other indices. To the extent that such index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to the Term Noteholders due to such rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, such index may remain higher than other market interest rates which may result in a higher level of prepayments of the Mortgage Loans, which, in the case of HELOCs, adjust in accordance with such index, than of mortgage loans which adjust in accordance with other indices.

     The timing of changes in the rate of principal payments on a Term Note may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a payment of principal on a Term Note, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Term Notes would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     The rate and timing of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans and thus the yield on the Term Notes. There can be no assurance as to the rate of losses or delinquencies on any of the Mortgage Loans, however, the rate of such losses and delinquencies are likely to be higher than those of traditional first lien mortgage loans, particularly in the case of Mortgage Loans with high Combined Loan-to-Value Ratios or low Junior Ratios. To the extent that any losses are incurred on any of the Mortgage Loans that are not covered by the applicable credit enhancements, holders of the Term Notes will bear all risk of such losses resulting from default by Mortgagors. Even where the Policy covers all losses incurred on the Mortgage Loans, the effect of losses may be to increase prepayment rates on the Mortgage Loans, thus reducing the weighted average life and affecting the yield to maturity.

     Amounts on deposit in the Funding Account may be used during the Revolving Period to acquire Additional Balances and Subsequent Mortgage Loans. In the event that, at the end of the Revolving Period, any amounts on deposit in the Funding Account have not been used to acquire Subsequent Mortgage Loans or Additional Balances, then the Notes will be prepaid in part on the following Payment Date.

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor thereof of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Term Notes will be influenced by, among other factors, the rate of principal payments (and, with respect to the HELOCs, the rate of draws) on the Mortgage Loans.

     The primary source of information available to investors concerning the Term Notes will be the monthly statements discussed herein under "The Agreements--The Trust Agreement and the Indenture--Reports to Noteholders", which will include information as to the outstanding Term Note Balance. There can be no assurance that any additional information regarding the Term Notes will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Term Notes will be generally available on an ongoing basis. The limited nature of such information regarding the Term Notes may adversely affect the liquidity of the Term Notes, even if a secondary market for the Term Notes becomes available.

     The Constant Prepayment Rate ("CPR") model is used herein. The CPR model assumes that the outstanding principal balance of a pool of mortgage loans prepays at a specified constant annual rate of CPR. In generating monthly cash flows, this rate is converted to an equivalent constant monthly rate. To assume 35% CPR or any other CPR percentage is to assume that the stated percentage of the Pool Balance is prepaid over the course of a year. No representation is made that the Mortgage Loans will prepay at that or any other rate.

     The tables set forth below are based on a CPR, constant draw rate (in the case of the HELOCs, and which, for purposes of the assumptions, is the amount of Additional Balances drawn each month as an annualized percentage of the Pool Balance outstanding at the beginning of such month) and optional termination assumptions as indicated in the tables below. The Mortgage Loans are assumed to consist of one sub-pool of Mortgage Loans with the characteristics set forth below in the table captioned "Assumed Mortgage Loan Characteristics".

     In addition, it was assumed that (i) payments are made in accordance with the description set forth under "Description of the Securities--Priority of Distributions", (ii) payments on the Notes will be made on the 18th day of each calendar month regardless of the day on which the Payment Date actually occurs commencing in July 1999, (iii) no extension past the scheduled maturity date of a Mortgage Loan is made, (iv) no delinquencies or defaults occur, (v) in the case of the HELOCs, monthly draws are calculated under each of the assumptions as set forth in the tables below before giving effect to prepayments, (vi) the Mortgage Loans pay on the basis of a 30-day month and a 360-day year, (vii) there is no restriction on the Maximum Variable Funding Balance, (viii) no Rapid Amortization Event or Managed Amortization Event occurs, (ix) each Mortgage Loan is payable monthly, (x) the closing date is June 17, 1999 (the "CLOSING DATE"), (xi) for each Payment Date, LIBOR is equal to 5% per annum and (xii) the initial Term Note Balance is as set forth on the cover page hereof.

     The actual characteristics and performance of the Mortgage Loans will likely differ from the assumptions used in constructing the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment and (in the case of the HELOCs) draw scenarios. For example, it is very unlikely that the Mortgage Loans will prepay and/or experience draws at a constant rate until maturity or that all Mortgage Loans will prepay and/or experience draws at the same rate. Moreover, the diverse remaining terms to stated maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables at the various assumptions specified, even if the weighted average remaining term to stated maturity of the Mortgage Loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment experience, will affect the percentages of initial Term Note Balances outstanding over time and the weighted average life of the Term Notes. Neither the CPR model nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. Variations in the actual prepayment experience and the Principal Balances of the Mortgage Loans that prepay may increase or decrease each weighted average life shown in the following tables. Such variations may occur even if the average prepayment experience of all Mortgage Loans equals the CPR.



                                     ASSUMED MORTGAGE LOAN CHARACTERISTICS(1)


         HELOC                INITIAL BALANCE            LOAN RATE          REMAINING MATURITY        CREDIT LIMIT

           1                  $250,000,000               9.510%                   173               $252,500,000


--------------------
     (1) Assumes (i) an 18 month Revolving Period and a 48 month Managed Amortization Period, and (ii) during the Revolving Period, all principal collections are reinvested in HELOCs.



                                                       PERCENTAGE OF INITIAL TERM NOTE BALANCE (1)(2)

Payment Date                                                                 Percentage of Balance

CPR                                                  12%          20%        25%        30%       35%        40%        45%
---                                                  ---          ---        ---        ---       ---        ---        ---
Initial........................................      100          100        100        100       100        100        100
June 2000......................................      100          100        100        100       100        100        100
June 2001......................................      100          95         92         89         86        82          79
June 2002......................................      100          87         79         71         63        56          49
June 2003......................................      100          79         67         56         46        38          31
June 2004......................................      100          71         57         44         34        26          19
June 2005......................................       94          61         45         33         24        17          11
June 2006......................................       82          48         34         23         15        10          0
June 2007......................................       72          38         25         16         10         0          0
June 2008......................................       63          30         19         11         0          0          0
June 2009......................................       56          24         14          0         0          0          0
June 2010......................................       49          19         10          0         0          0          0
June 2011......................................       43          15          0          0         0          0          0
June 2012......................................       38          12          0          0         0          0          0
June 2013......................................       33           0          0          0         0          0          0
June 2014......................................       0            0          0          0         0          0          0
Weighted Average Life to 10% call (years)......     10.81        7.41       5.94       4.98       4.31      3.81        3.44
Weighted Average Life to maturity (years)......     10.81        7.45       6.14       5.21       4.51      3.98        3.58



----------------------
(1) Assumes (i) except where indicated, that an optional termination is exercised on the first Payment Date on which the Term Note Balance as of the last date of the related Collection Period is less than or equal to 10% of the Initial Term Note Balance, (ii) in the case of the HELOCs, a Gross CPR as disclosed above less a constant draw rate of 12.0%, and (iii) in the case of the HELs, such collateral is modeled as if it is HELOCs with the same Gross and Net CPR assumptions.

(2)      All percentages are rounded to the nearest 1%.

                                THE AGREEMENTS

THE PURCHASE AGREEMENT

     The Initial Mortgage Loans to be transferred to the Issuer by the Depositor were or will be purchased by the Depositor from the Seller pursuant to a Mortgage Loan Purchase Agreement dated as of the Cut-Off Date (the "PURCHASE AGREEMENT") among the Seller, the Depositor, as purchaser, the Issuer and the Indenture Trustee. The following summary describes certain terms of the Purchase Agreement among the Seller, the Depositor, the Issuer and the Indenture Trustee. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Purchase Agreement. See "The Agreements" in the Prospectus.

     Under the Purchase Agreement, the Seller has agreed to transfer to the Depositor the Initial Mortgage Loans and related Additional Balances. Pursuant to an assignment by the Depositor executed on the Closing Date, upon such transfer to the Depositor, the Initial Mortgage Loans will be transferred by the Depositor to the Issuer, as well as the Depositor's rights in, to and under the Purchase Agreement, which will include the right to purchase Additional Balances relating to the Initial Mortgage Loans. Subsequent Mortgage Loans are intended to be purchased by the Issuer from the Seller on or before December 31, 1999, as set forth in the Purchase Agreement, from funds on deposit in the Pre-Funding Account. Subsequent Mortgage Loans are also intended to be purchased, under certain circumstances, by the Issuer from the Seller from funds on deposit in the Funding Account. The Purchase Agreement will provide that the Subsequent Mortgage Loans must conform to certain specified characteristics described above under "Description of the Mortgage Loans-Conveyance of Subsequent Mortgage Loans, the Pre-Funding Account and the Funding Account." For a general description of the Seller, see "The Seller and Servicer" herein.

     TRANSFER OF MORTGAGE LOANS. Pursuant to the Purchase Agreement, the Seller will transfer and assign to the Depositor all of its right, title and interest in and to the Initial Mortgage Loans, the related loan agreements evidencing the HELOCs (the "CREDIT LINE AGREEMENTS"), the related Mortgage Notes, the Mortgages and other related documents (collectively, the "RELATED DOCUMENTS") and all of the Additional Balances thereafter created prior to the commencement of the Rapid Amortization Period. The purchase price of the Initial Mortgage Loans is a specified percentage of the face amount thereof as of the time of transfer and is payable by the Depositor, as provided in the Purchase Agreement. The Purchase Price paid for any Subsequent Mortgage Loans by the Indenture Trustee, at the direction of the Issuer, from amounts on deposit in the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances of the Subsequent Mortgage Loans as of the date so transferred (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement provided by the Seller). The purchase price of each Additional Balance is the amount of the related new advance and is payable by the Issuer, either in cash or in the form of an increase in the Variable Funding Balance of the Variable Funding Notes (and, in certain circumstances, the issuance of additional Certificates), as provided in the Purchase Agreement and the Indenture.

     The Purchase Agreement will require that, within the time period specified therein, the Seller deliver to the Indenture Trustee (as the Issuer's agent for such purpose) the Mortgage Loans and the Related Documents. In lieu of delivery of original mortgages, the Seller may deliver true and correct copies thereof that have been certified as to authenticity by the appropriate county recording office where such mortgage is recorded.

     REPRESENTATIONS AND WARRANTIES. The Seller will represent and warrant to the Depositor, and to the Issuer with respect to any Subsequent Mortgage Loans, that, among other things, (a) the information with respect to the Mortgage Loans set forth in the schedule attached to the Purchase Agreement is true and correct in all material respects and (b) immediately prior to the sale of the Initial Mortgage Loans to the Depositor and the Subsequent Mortgage Loans to the Issuer, the Seller was the sole owner and holder of the Mortgage Loans free and clear of any and all liens and security interests. The Seller will also represent and warrant to the Depositor, and to the Issuer with respect to any Subsequent Mortgage Loans, that, among other things, as of the Closing Date and the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loans, (i) the Purchase Agreement constitutes a legal, valid and binding obligation of the Seller and (ii) the Purchase Agreement constitutes a valid transfer and assignment of all right, title and interest of the Seller in and to the Initial Mortgage Loans or the Subsequent Mortgage Loans, as applicable, and the proceeds thereof.

     Within 90 days of the Closing Date and one Business Day prior to the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loans, the Custodian will review or cause to be reviewed the Mortgage Loans and the Related Documents and if any Mortgage Loan or Related Document is found to be defective in any material respect which may materially and adversely affect the value of the related Mortgage Loan or the interests of the Indenture Trustee (as pledgee of the Trust Estate), the Securityholders or the Enhancer in such Mortgage Loan and such defect is not cured within 90 days following notification thereof to the Seller and the Issuer by the Custodian, the Seller will be obligated under the Purchase Agreement to deposit the Repurchase Price into the Custodial Account. In lieu of any such deposit, the Seller may substitute an Eligible Substitute Loan. Any such purchase or substitution will result in the removal of the defective Mortgage Loan from the Trust Estate (each such Mortgage Loan, a "DELETED LOAN"). The obligation of the Seller to remove a Deleted Loan from the Trust Estate is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

     With respect to any Mortgage Loan, the "REPURCHASE PRICE" is equal to the Principal Balance of such Mortgage Loan at the time of any removal plus accrued and unpaid interest thereon to the date of removal. In connection with the substitution of an Eligible Substitute Loan, the Seller will be required to deposit in the Custodial Account an amount (the "SUBSTITUTION ADJUSTMENT AMOUNT") equal to the excess of the Principal Balance of the related Deleted Loan over the Principal Balance of such Eligible Substitute Loan.

     An "ELIGIBLE SUBSTITUTE LOAN" is a mortgage loan substituted by the Seller for a Deleted Loan, which mortgage loan must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Deleted Loan, an aggregate outstanding Principal Balance) not in excess of the Principal Balance of such Deleted Loan; (ii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% in excess of the Loan Rate, Net Loan Rate and Gross Margin, respectively, of such Deleted Loan; (iii) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Deleted Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); and (vi) satisfy certain other conditions specified in the Indenture.

     In addition, the Seller will be obligated to deposit the Repurchase Price or substitute an Eligible Substitute Loan with respect to a Mortgage Loan as to which there is a material breach of a representation or warranty in the Purchase Agreement and such breach is not cured by the Seller within the time provided in the Purchase Agreement.

     In addition, the Seller has made representations and warranties to the Depositor with respect to the Initial Mortgage Loans and will make certain representations and warranties to the Issuer with respect to any Subsequent Mortgage Loans. The representations and warranties of the Seller will be assigned to the Indenture Trustee for the benefit of the Noteholders, and therefore a breach of the representations and warranties of the Seller will be enforceable on behalf of the Trust Estate.

     The representations and warranties will generally include, among other things, that: (i) as of the Cut-Off Date (or related Subsequent Transfer Date, with respect to any Subsequent Mortgage Loans), the information set forth in a schedule of the related Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished; (ii) the Seller was the sole holder and owner of the Mortgage Loans free and clear of any and all liens and security interests; (iii) to the best of Seller's knowledge, each Mortgage Loan complied in all material respects with all applicable local, state and federal laws; (iv) no Mortgage Loan is one month or more delinquent in payment of principal and interest; and (v) to the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property.

     The Depositor will assign to the Owner Trustee all of its right, title and interest in the Purchase Agreement, insofar as the Purchase Agreement relates to the representations and warranties made by the Seller in respect of the Initial Mortgage Loans and any remedies provided for with respect to any breach of such representations and warranties. If the Seller cannot cure a breach of any representation or warranty made by it in respect of a Mortgage Loan which materially and adversely affects the interests of the Noteholders or the Enhancer in such Mortgage Loan, within 90 days after notice from the Servicer, the Seller will be obligated to repurchase such Mortgage Loan at the Repurchase Price.

     As to any such Mortgage Loan required to be purchased by the Seller as provided above, rather than purchase the Mortgage Loan, the Seller may, at its sole option, remove such Deleted Loan from the Trust Estate and substitute in its place an Eligible Substitute Loan.

     ASSIGNMENT OF THE MORTGAGE LOANS. On the Closing Date, the Depositor will cause the Initial Mortgage Loans to be assigned without recourse to the Trust Estate and on any Subsequent Transfer Date the Seller will cause the related Subsequent Mortgage Loans to be assigned without recourse to the Indenture Trustee, as assignee of the Owner Trustee, on behalf of the Trust Estate, together with all principal and interest received on or with respect to such Mortgage Loans after the Cut-Off Date or related Subsequent Cut-Off Date with respect to any Subsequent Mortgage Loans (other than principal and interest due on or before the Cut-Off Date or related Subsequent Cut-Off Date). The Owner Trustee will, concurrently with such assignment, grant a security interest in the Trust Estate to the Indenture Trustee to secure the Notes. Each Initial Mortgage Loan will be identified in a schedule appearing as an exhibit to the Purchase Agreement and each Subsequent Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Subsequent Transfer Agreement. Such schedules will include, among other things, information as to the Principal Balance of each Initial Mortgage Loan as of the Cut-Off Date or of any Subsequent Mortgage Loans as of the Subsequent Cut-Off Date, as well as information respecting the Loan Rate, the currently scheduled monthly payment of principal and interest, the maturity of the Credit Line Agreement or Mortgage Note, as applicable, and the Combined Loan-to-Value Ratio at origination or modification.

     The Seller will, as to each Mortgage Loan, deliver to the Custodian the legal documents relating to such Mortgage Loan that are in possession of the Seller, which will include the following: (i) the Credit Line Agreement or Mortgage Note, as applicable (and any modification or amendment thereto), endorsed without recourse in blank; (ii) the Mortgage (except for any Mortgage not returned from the public recording office) with evidence of recording indicated thereon; (iii) an assignment in recordable form of the Mortgage; and
(iv) if applicable, any riders or modifications to such Credit Line Agreement or Mortgage Note, as applicable, and Mortgage, together with certain other documents at such times as set forth in the related Agreement. Such assignments may be blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law. The Seller may not be required to deliver one or more of such documents if such documents are missing from the files of the party from whom such Mortgage Loans were purchased.

     REVIEW OF MORTGAGE LOANS. The Bank of Maryland will be the custodian (the "CUSTODIAN") with respect to the Mortgage Loans pursuant to a custodial agreement (the "CUSTODIAL AGREEMENT"), and will maintain possession of and review documents relating to the Mortgage Loans as the agent of the Indenture Trustee or, following payment in full of the Notes and discharge of the Indenture, the Owner Trustee.

     The Custodian will hold such documents in trust for the benefit of the holders of the Securities and will review such documents within 90 days. If any such document is found to be defective in any material respect, the Custodian will be required to notify the Indenture Trustee, as pledgee of the Issuer. The Indenture Trustee will be required to then notify the Seller. If the Seller cannot cure such defect 90 days after notice of the defect is given to the Seller, the Seller will be required to, within 90 days, either repurchase the related Mortgage Loan or any property acquired in respect thereof from the Indenture Trustee, or substitute for such Mortgage Loan a new Mortgage Loan in accordance with the standards set forth herein. The Depositor will not be obligated to purchase or substitute for such Mortgage Loan if the Seller defaults on its obligation to do so. The obligation to repurchase or substitute for a Mortgage Loan constitutes the sole remedy available to the Noteholders or the Indenture Trustee for a material defect in a constituent document. Any Mortgage Loan not so purchased or substituted for shall remain in the Trust Estate.

THE SERVICING AGREEMENT

     The following summary describes certain terms of the Servicing Agreement among the Issuer, the Indenture Trustee and the Servicer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Servicing Agreement. See "The Agreements" in the Prospectus.

     All of the Mortgage Loans will initially be serviced by the Servicer, but may be subserviced by one or more subservicers designated by the Servicer pursuant to subservicing agreements between the Servicer and any future subservicers. For a general description of the Servicer and its activities, and certain information concerning the Servicer's delinquency experience on residential mortgage loans, see "The Seller and Servicer--Delinquency and Loss Experience of the Servicer's Portfolio" herein.

     P&I COLLECTIONS. The Servicer will be required to establish and maintain an account (the "CUSTODIAL ACCOUNT") in which the Servicer will be required to deposit or cause to be deposited any amounts representing payments on and any collections received in respect of the Mortgage Loans received by it subsequent to the Cut-Off Date or related Subsequent Cut-Off Date with respect to any Subsequent Mortgage Loans. The Custodial Account must be an Eligible Account. An "ELIGIBLE ACCOUNT" is either (i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by the Rating Agencies in their highest rating category, (ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Noteholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iii) in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet certain rating criteria, (iv) in the case of the Note Payment Account, a trust account or accounts maintained with the Indenture Trustee, or (v) such other account or accounts acceptable to the Rating Agencies. On the 13th day of each month, or if such day is not a Business Day, the next succeeding Business Day (the "DETERMINATION DATE"), the Servicer will determine the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Note Payment Account and the Distribution Account prior to the close of business on the Business Day next succeeding each Determination Date.

     "PERMITTED INVESTMENTS" are specified in the Indenture and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then-current ratings of the Notes.

     The Servicer will make withdrawals from the Custodial Account, including but not limited to the following, and deposit such amounts as follows:

     (i) to the Note Payment Account and the Distribution Account, an amount equal to the P&I Collections on the Business Day prior to each Payment Date; and

     (ii) to pay to itself or the Seller various reimbursement amounts and other amounts as provided in the Servicing Agreement.

     As to any Payment Date, "P&I COLLECTIONS" will equal the sum of (a) Interest Collections for such Payment Date and (b) prior to the commencement of the Rapid Amortization Period, "NET PRINCIPAL COLLECTIONS" for such Payment Date, which are the excess, if any, of Principal Collections for such Payment Date over the aggregate amount of Additional Balances created during the related Collection Period and conveyed to the Issuer, or, during the Rapid Amortization Period, Principal Collections for such date. After the commencement of the Rapid Amortization Period, Principal Collections for a Collection Period will no longer be applied to acquire Additional Balances during such Collection Period.

     All collections on the Mortgage Loans will generally be allocated in accordance with the Credit Line Agreements or Mortgage Notes, as applicable, between amounts collected in respect of interest and amounts collected in respect of principal. As to any Payment Date, "INTEREST COLLECTIONS" will be equal to the sum of (i) the amounts collected during the related Collection Period, including Net Liquidation Proceeds (as defined below), allocated to interest pursuant to the terms of the Credit Line Agreements or Mortgage Notes, as applicable (exclusive of the pro rata portion thereof attributable to Additional Balances not conveyed to the Trust Estate during the Rapid Amortization Period), reduced by the Servicing Fees for such Collection Period and (ii) the interest portion of (A) the Repurchase Price for any Deleted Loans and (B) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer. As to any Payment Date, "PRINCIPAL COLLECTIONS" will be equal to the sum of (i) the amount collected during the related Collection Period, including Net Liquidation Proceeds allocated to principal pursuant to the terms of the Credit Line Agreements or Mortgage Notes, as applicable (exclusive of the pro rata portion thereof attributable to Additional Balances not conveyed to the Trust Estate during the Rapid Amortization Period) and (ii) the principal portion of the Repurchase Price for any Deleted Loans, any Substitution Adjustment Amounts and the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.

     As to any Payment Date, the "COLLECTION PERIOD" is the calendar month preceding the month of such Payment Date.

     "NET LIQUIDATION PROCEEDS" with respect to any Mortgage Loan are the proceeds (excluding amounts drawn on the Policy) received in connection with the liquidation of such Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, reduced by related expenses, but not including the portion, if any, of such amount that exceeds the Principal Balance of the Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan.

     With respect to any date, the "POOL BALANCE" will be equal to the aggregate of the sum of the Principal Balances of all Mortgage Loans as of such date and the Pre-Funded Amount, if any, on deposit in the Pre-Funding Account. The "PRINCIPAL BALANCE" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to the related Cut-Off Date Balance, plus
(i) any Additional Balances in respect of such Mortgage Loan conveyed to the Trust Estate minus (ii) all collections credited against the Principal Balance of such Mortgage Loan in accordance with the related Credit Line Agreement or Mortgage Note, as applicable, prior to such day (exclusive of the pro rata portion thereof attributable to Additional Balances not conveyed to the Trust Estate during the Rapid Amortization Period). The Principal Balance of a Liquidated Mortgage Loan after final recovery of substantially all of the related Liquidation Proceeds which the Servicer reasonably expects to receive will be zero.

     EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. A "SERVICING DEFAULT" under the Servicing Agreement generally will include: (i) any failure by the Servicer to deposit to the Custodial Account or the Note Payment Account any required payment which continues unremedied for five (5) business days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Servicing Agreement which continues unremedied for 45 days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Servicer and certain actions by the Servicer indicating its insolvency or inability to pay its obligations.

     So long as a Servicing Default remains unremedied, either the Depositor, the Enhancer or the Indenture Trustee may, by written notification to the Servicer and to the Issuer or the Indenture Trustee, as applicable, terminate all of the rights and obligations of the Servicer under the Servicing Agreement (other than any right of the Servicer as Securityholder and other than the right to receive servicing compensation and expenses for servicing the Mortgage Loans during any period prior to the date of such termination, and such other reimbursement of amounts the Servicer is entitled to withdraw from the Custodial Account) whereupon the Indenture Trustee, within 90 days of such termination, will succeed to all responsibilities, duties and liabilities of the Servicer under the Servicing Agreement (other than the obligation to purchase Mortgage Loans under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Indenture Trustee would be obligated to succeed the Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of an approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Servicer under the Servicing Agreement; provided that any such successor Servicer shall be acceptable to the Enhancer, as evidenced by the Enhancer's prior written consent (which consent shall not be unreasonably withheld) and provided further that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies, if determined without regard to the Policy. Pending such appointment, the Indenture Trustee is obligated to act in such capacity. The Indenture Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial Servicer under the Servicing Agreement.

     SERVICING COMPENSATION AND PAYMENT OF EXPENSES. The principal servicing compensation to be paid to the Servicer in respect of its servicing activities will be equal to 0.50% per annum, based on the aggregate Principal Balance of the Mortgage Loans. The Servicer will retain all assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit which may accrue as a result of the investment of funds in the Custodial Account, the Note Payment Account or the Distribution Account.

     The Servicer (or, if specified in the Servicing Agreement, the Indenture Trustee on behalf of the Trust Estate) will pay or cause to be paid certain ongoing expenses associated with the Trust Estate and incurred by it in connection with its responsibilities under the Servicing Agreement, including, without limitation, payment of the fees of the Enhancer, payment of the fees and disbursements of the Indenture Trustee, the Owner Trustee, the Custodian, the Note Registrar and any Paying Agent, and payment of expenses incurred in enforcing the obligations of the Seller. The Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of the Seller under certain limited circumstances. In addition, as indicated in the preceding section, the Servicer will be entitled to reimbursements for certain expenses incurred by it in connection with Liquidated Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Noteholders to receive any related Liquidation Proceeds (including Insurance Proceeds).

     EVIDENCE AS TO COMPLIANCE. The Servicing Agreement provides for delivery (on or before a specified date in each year) to the Depositor and the Indenture Trustee of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled in all material respects the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "AUDIT GUIDE") throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to the Servicing Agreement along with other similar agreements.

     The Servicing Agreement also provides that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-Off Date, a firm of independent public accountants will furnish a statement to the Depositor and the Indenture Trustee to the effect that, on the basis of an examination by such firm conducted substantially in compliance with the standards established by the American Institute of Certified Public Accountants, the servicing of mortgage loans under agreements (including the Servicing Agreement) was conducted substantially in compliance with the minimum servicing standards set forth in the Audit Guide (to the extent that procedures in the Audit Guide are applicable to the servicing obligations set forth in such agreements) except for such significant exceptions or errors in records that shall be reported in such statement.

     Copies of the annual statement of an officer of the Servicer may be obtained by Noteholders without charge upon written request to the Servicer, at the address indicated in the monthly statement to Noteholders.

     CERTAIN MATTERS REGARDING THE SERVICER. The Servicing Agreement provides that the Servicer may not resign from its obligations and duties thereunder except upon a determination that performance of such duties is no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Servicing Agreement.

     The Servicing Agreement also provides that, except as set forth below, neither the Servicer nor any director, officer, employee or agent of the Servicer will be under any liability to the Trust Estate or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Servicing Agreement, or for errors in judgment; PROVIDED, however, that neither the Servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The Servicing Agreement further provides that the Servicer and any director, officer, employee or agent of the Servicer is entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Servicing Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Servicing Agreement provides that the Servicer will not be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the Servicing Agreement and which in its opinion may involve it in any expense or liability. The Servicer may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Servicing Agreement and the rights and duties of the parties thereto and the interests of the Noteholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Estate and the Servicer will be entitled to be reimbursed therefor out of funds otherwise payable to Noteholders.

     Any person into which the Servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the Servicer is a party or any person succeeding to the business of the Servicer will be the successor of the Servicer under the Servicing Agreement, provided that such person meets the requirements set forth in the Servicing Agreement. In addition, notwithstanding the prohibition on its resignation, the Servicer may assign its rights and delegate its duties and obligations under the Servicing Agreement to any person reasonably satisfactory to the Enhancer and meeting the requirements set forth in the Servicing Agreement; provided, that such consent to assignment may not be unreasonably withheld. In the case of any such assignment, the Servicer will be released from its obligations under the Servicing Agreement, exclusive of liabilities and obligations incurred by it prior to the time of such assignment.

     AMENDMENT. The Servicing Agreement may be amended by the parties thereto, provided that any amendment be accompanied by a letter from each Rating Agency that such amendment will not result in the qualification, reduction or withdrawal of the rating then assigned to the Notes, if determined without regard to the Policy, and provided further, that the consent of the Enhancer and the Indenture Trustee shall be obtained.

THE TRUST AGREEMENT AND THE INDENTURE

     The following summary describes certain terms of the Trust Agreement and the Indenture. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the respective provisions of the Trust Agreement and the Indenture. See "The Agreements" in the Prospectus.

     THE TRUST ESTATE. Simultaneously with the issuance of the Notes, the Issuer will pledge the Trust Estate to the Indenture Trustee as collateral for the Notes. As pledgee of the Mortgage Loans, the Indenture Trustee will be entitled to direct the Issuer in the exercise of all rights and remedies of the Trust Estate against the Seller under the Purchase Agreement and against the Servicer under the Servicing Agreement.

     REPORTS TO NOTEHOLDERS. The Indenture Trustee will, to the extent such information is provided to it by the Servicer pursuant to the terms of the Servicing Agreement, mail to each Term Noteholder, at its address listed on the Note Register maintained with the Indenture Trustee, and each Rating Agency, the Enhancer and the Depositor, a report setting forth certain amounts relating to the Term Notes for each Payment Date, including, among other things:

     (i) the amount of principal, if any, payable on such Payment Date to the Term Noteholders;

         (ii) the amount of interest payable on such Payment Date to the Term Noteholders and the amount, if any, of Interest Shortfalls;

     (iii) the Term Note Balance after giving effect to any payment of principal on such Payment Date;

     (iv) the P & I Collections for the related Collection Period;

     (v) the aggregate Principal Balance of the Mortgage Loans as of the end of the preceding Collection Period;

     (vi) the balance of the Pre-Funding Account as of the end of the preceding Collection Period;

     (vii) the balance of the Funding Account as of the end of the preceding Collection Period;

(viii) the balance of the Capitalized Interest Account as of the end of the preceding Collection Period;

     (ix) the aggregate Principal Balance of all Subsequent Mortgage Loans transferred pursuant to a Subsequent Transfer Agreement since the Closing Date; (x) the Outstanding Overcollateralization Amount as of the end of the preceding Collection Period; and

     (xi) the amount paid, if any, under the Policy for such Payment Date.

     In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts will be expressed as a dollar amount per $1,000 in face amount of Term Notes.

     CERTAIN COVENANTS. The Indenture will provide that the Issuer may not consolidate or merge with or into any other entity, unless

     (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

     (ii) such entity expressly assumes, by an indenture supplemental to the Indenture, the Issuer's obligation to make due and punctual payments upon the Notes and the performance or observance of any agreement and covenant of the Issuer under the Indenture;

     (iii) no Event of Default (as defined herein) shall have occurred and be continuing immediately after such merger or consolidation;

     (iv) the Issuer has received consent of the Enhancer and has been advised that the ratings of the Notes (without regard to the Policy) then in effect would not be reduced or withdrawn by any Rating Agency as a result of such merger or consolidation;

     (v) any action that is necessary to maintain the lien and security interest created by the Indenture has been taken;

     (vi) the Issuer has received an Opinion of Counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Issuer or to any Noteholder or Certificateholder; and

     (vii) the Issuer has delivered to the Indenture Trustee an officer's certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with the Indenture and that all conditions precedent, as provided in the Indenture, relating to such transaction have been complied with.

     The Issuer will not, among other things, (i) except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Issuer, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of Notes because of the payment of taxes levied or assessed upon the Issuer, (iii) permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (iv) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Issuer or any part thereof, or any interest therein or the proceeds thereof. The Issuer may not engage in any activity other than as specified under "The Issuer" herein.

     EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. An "EVENT OF DEFAULT" under the Indenture includes:

     (i) a default for five (5) days or more in the payment of any principal of or interest on any Note;

     (ii) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding principal balance of the Notes or the Enhancer, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

     (iii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (iv) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     If an Event of Default with respect to the Notes at the time outstanding occurs and is continuing, either the Indenture Trustee, the Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Enhancer, may declare all Notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Enhancer.

     If, following an Event of Default with respect to the Notes, the Notes have been declared to be due and payable, the Indenture Trustee, with the consent of the Enhancer, may in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes and to continue to apply payments on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes following an Event of Default, unless (i) all Noteholders consent to such sale, (ii) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes and to reimburse the Enhancer at the date of such sale or (iii) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of Notes representing 66 2/3% of the then aggregate Note Balance and the Enhancer.

     In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for payments to the Noteholders would be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     In the event the principal of the Notes is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount that is unamortized.

     No Noteholder generally will have any right under the Indenture to institute any proceeding with respect to the Indenture unless (a) such holder previously has given to the Indenture Trustee written notice of default and the continuance thereof, (b) the holders of any Note evidencing not less than 25% of the aggregate Percentage Interests constituting such Note (i) have made written request upon the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee thereunder and (ii) have offered to the Indenture Trustee reasonable indemnity, (c) the Indenture Trustee has neglected or refused to institute any such proceeding for 60 days after receipt of such request and indemnity and (d) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60 day period by the Holders of a majority of the outstanding principal balances of such Note (except as otherwise provided for in the related Agreement with respect to the Enhancer). However, the Indenture Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Indenture or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of the Notes, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

     AMENDMENT AND MODIFICATION OF TRUST AGREEMENT AND INDENTURE. The Trust Agreement may be amended from time to time by the parties thereto provided that any amendment be accompanied by an opinion of counsel addressed to the Owner Trustee to the effect that such amendment (i) complies with the provisions of the Trust Agreement and (ii) will not cause the Trust to be subject to an entity level tax.

     With the consent of the holders of a majority of each of the outstanding Term Notes and Variable Funding Notes and the Enhancer, the Issuer and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Noteholders. Without the consent of the holder of each outstanding Note affected thereby and the Enhancer, however, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate Note Balance of the outstanding Notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Issuer, the Depositor or an affiliate of any of them; (v) decrease the percentage of the aggregate Note Balance required to amend the sections of the Indenture which specify the applicable percentage of the Note Balance necessary to amend the Indenture or certain other related agreements; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note (including the calculation of any of the individual components of such calculation); or (vii) permit the creation of any lien ranking prior to or, except as otherwise contemplated by the Indenture, on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture.

     The Issuer and the Indenture Trustee may also enter into supplemental indentures, with the consent of the Enhancer and without obtaining the consent of the Noteholders, for the purpose of, among other things, curing any ambiguity or correcting or supplementing any provision in the Indenture that may be inconsistent with any other provision therein.

         TERMINATION; REDEMPTION OF TERM NOTES. The obligations created by the Trust Agreement (other than certain limited payment and notice obligations of the Owner Trustee and the Depositor, respectively) will terminate upon the payment to the related Securityholders (including the Notes issued pursuant to the Indenture) of all amounts held by the Servicer and required to be paid to such Securityholders following the earliest of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Trust Agreement, (ii) the Final Payment Date or (iii) the purchase by the Servicer of all Mortgage Loans pursuant to the Servicing Agreement. See "Description of the Securities--Maturity and Optional Redemption" herein.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) upon the distribution to Noteholders of all amounts required to be distributed pursuant to the Indenture.

     CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE AND THE ISSUER. Neither the Indenture Trustee nor any director, officer or employee of the Indenture Trustee will be under any liability to the Issuer or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment; provided, however, that none of the Indenture Trustee and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee will be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or negligence in the performance of its duties under such Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. All persons into which the Indenture Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation will be the successor of the Indenture Trustee under the Indenture.

                                USE OF PROCEEDS

         The proceeds from the sale of the Term Notes will be used, together with the proceeds from the sale of the Variable Funding Notes and the Certificates to the Seller, to purchase the Initial Mortgage Loans from the Depositor and, subsequently, to purchase certain Subsequent Mortgage Loans as described herein.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     In the opinion of Brown & Wood LLP, special tax counsel to the Depositor, for federal income tax purposes, the Term Notes will be characterized as indebtedness, and the Issuer will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

     For federal income tax purposes, the Term Notes will not be treated as having been issued with "original issue discount" as defined in the Prospectus.

     Prospective investors in the Term Notes should see "Certain Federal Income Tax Considerations" and "State Tax Considerations" in the Prospectus for a discussion of the application of certain federal, state and local tax laws to the Issuer and purchasers of the Term Notes.

                             ERISA CONSIDERATIONS

     The Term Notes are eligible for purchase by pension, profit-sharing or other employee benefit plans as well as individual retirement accounts and certain types of Keogh Plans (each, a "PLAN"). Any fiduciary or other investor of Plan assets that proposes to acquire or hold the Term Notes on behalf of or with assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code to the proposed investment. See "ERISA Considerations" in the Prospectus.

                               LEGAL INVESTMENT

     The Term Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in mortgage-related securities may not be legally authorized to invest in the Term Notes. No representation is made herein as to whether the Term Notes constitute legal investments for any entity under any applicable statute, law, rule, regulation or order. Prospective purchasers are urged to consult with their counsel concerning the status of the Term Notes as legal investments for such purchasers prior to investing in the Term Notes. See "Legal Investment" in the Prospectus.

                                 UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement dated June 10, 1999 (the "UNDERWRITING AGREEMENT"), between Bear, Stearns & Co. Inc., as representative (in such capacity, the "REPRESENTATIVE") of the underwriters named below (the "UNDERWRITERS"), and the Depositor, the Underwriters have agreed to purchase, and the Depositor has agreed to sell, severally but not jointly, the following principal amounts of Term Notes set forth opposite their names below.

    UNDERWRITERS                              PRINCIPAL AMOUNT OF TERM NOTES

Bear, Stearns & Co. Inc....................          $225,000,000
Newman & Associates, Inc...................          $ 25,000,000
                                                     -------------
            Total..........................          $250,000,000
                                                     ============

     In the Underwriting Agreement, each of the Underwriters has agreed, subject to the terms and conditions set forth therein, to purchase all of its respective allocation of the Term Notes if any of the Term Notes are purchased.

     The distribution of the Term Notes by the Underwriters may be effected from time to time in one or more negotiated transactions or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Term Notes, before deducting expenses payable by the Depositor, will be approximately 99.77% of the aggregate Term Note Balance as of the Closing Date.

     Until the distribution of the Term Notes is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Term Notes. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Term Notes. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Term Notes.

     In general, purchases of a security for the purpose of stabilization could cause the price of the security to be higher than it might be in the absence of such purchases.

     Neither the Depositor, the Seller or any of their respective affiliates nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Term Notes. In addition, neither the Depositor, the Seller or any of their respective affiliates nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The Depositor has agreed to indemnify each Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect thereof. The Depositor is an affiliate of Bear, Stearns & Co. Inc., the Representative of the Underwriters. Newman & Associates, Inc., one of the Underwriters, is an affiliate of the Seller and the Servicer.

     The Underwriters intend to make a secondary market in the Term Notes, but have no obligation to do so. There can be no assurance that a secondary market for the Term Notes will develop, or if it does develop, that it will provide holders of the Term Notes with liquidity of investment at any particular time or for the life of the Term Notes. The Term Notes will not be listed on any securities exchange.

     Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriters or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Depositor or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

     Until 90 days from the date of this Prospectus Supplement, all dealers effecting transactions in the Term Notes, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                    EXPERTS

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries, as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, are incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters with respect to the Servicer and the Seller will be passed upon for the Servicer and the Seller by the General Counsel to GMAC Mortgage Corporation. Certain legal matters with respect to the Term Notes will be passed upon for the Depositor and the Underwriters by Brown & Wood LLP, New York, New York.

                                    RATINGS

     It is a condition to issuance thereof that the Term Notes be rated "Aaa" by Moody's Investors Service, Inc. ("MOODY'S"), and "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S" and, together with Moody's, the "RATING AGENCIES"). The Depositor has not requested a rating on the Term Notes by any Rating Agency other than Moody's and Standard & Poor's. However, there can be no assurance as to whether any other Rating Agency will rate the Term Notes or, if it does, what rating would be assigned by any such other Rating Agency. Any rating on the Term Notes by another Rating Agency could be lower than the ratings assigned to the Term Notes by Moody's and Standard & Poor's. A securities rating addresses the likelihood of the receipt by the Term Noteholders of distributions on the Mortgage Loans. The rating takes into consideration the structural, legal and tax aspects associated with the Certificates and the Term Notes, but does not address Interest Shortfalls. The ratings on the Term Notes do not constitute statements regarding the possibility that the Term Noteholders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                            INDEX OF DEFINED TERMS

10-Year Loans........................................................S-19
15-Year Loans........................................................S-19
25-Year Loans........................................................S-19
5-Year Loans.........................................................S-19
Account Balance......................................................S-21
Additional Balances..................................................S-35
Additional Charges...................................................S-21
Adjustment Date......................................................S-19
Aggregate Balance Differential.......................................S-51
Amortization Periods.................................................S-50
Appraised Value......................................................S-18
Audit Guide..........................................................S-66
Balance Differential.................................................S-51
BalloonLoans.........................................................S-14
Billing Cycle........................................................S-19
Business Day.........................................................S-48
Capitalized Interest Account.........................................S-36
Capitalized Interest Requirement.....................................S-50
Cedelbank............................................................S-46
Certificates.........................................................S-46
Closing Date.........................................................S-57
CLTV.................................................................S-18
Collection Period....................................................S-65
Combined Loan-to-Value Ratio.........................................S-18
Commission...........................................................S-44
CPR..................................................................S-57
Credit Limit.........................................................S-18
Credit Line Agreements...............................................S-61
Credit Utilization Rate..............................................S-18
Custodial Account....................................................S-64
Custodial Agreement..................................................S-63
Custodian............................................................S-63
Cut-Off Date.........................................................S-5
Cut-Off Date Balance.................................................S-18
Definitive Note......................................................S-46
Deleted Loan.........................................................S-62
Depositor............................................................S-42
Determination Date...................................................S-64
Draw Period..........................................................S-19
DTC..................................................................S-46
DTC Rules............................................................S-47
Eligible Account.....................................................S-64
Eligible Substitute Loan.............................................S-62
Euroclear............................................................S-46
Event of Default.....................................................S-69
Excess Spread........................................................S-51
Final Payment Date...................................................S-48
Finance Charge.......................................................S-21
Financial Intermediary...............................................S-46
GM ..................................................................S-19
GMACM Home Equity Program............................................S-13
GMACM Underwriting Guide.............................................S-36
Gross Margin.........................................................S-19
HEL..................................................................S-18
HELOC................................................................S-18
Indenture............................................................S-43
IndentureTrustee.....................................................S-43
Index................................................................S-19
InitialHELOCs........................................................S-18
Initial HELs.........................................................S-18
Initial Mortgage Loans...............................................S-18
Insurance Agreement..................................................S-50
Insured Amount.......................................................S-54
Interest Collections.................................................S-65
Interest Period......................................................S-48
Interest Shortfall...................................................S-48
Junior Ratio.........................................................S-18
LIBOR................................................................S-49
LIBOR Business Day...................................................S-49
Liquidated Loan......................................................S-41
Liquidated Mortgage Loan.............................................S-51
Liquidation Loss Amount..............................................S-51
Loan Rate............................................................S-19
Managed Amortization Event...........................................S-50
Managed Amortization Period..........................................S-50
Maximum Loan Rate....................................................S-19
Maximum Variable Funding Balance.....................................S-46
Moody's..............................................................S-74
Mortgage Loans.......................................................S-18
Mortgage Notes.......................................................S-29
Mortgaged Properties.................................................S-29
Mortgages............................................................S-29
Mortgagor............................................................S-19
Net Liquidation Proceeds.............................................S-65
Net Loan Rate........................................................S-48
Net Principal Collections............................................S-64
Note Balance.........................................................S-52
Note Rate............................................................S-48
Noteholders..........................................................S-35
Notes................................................................S-46
Original Pre-Funded Amount...........................................S-35
Outstanding Overcollateralization Amount.............................S-51
Overcollateralization Target Amount..................................S-52
Owner Trustee........................................................S-43
P&I Collections......................................................S-64
Participants.........................................................S-46
Paying Agent.........................................................S-48
Payment Date.........................................................S-48
Permitted Investments................................................S-64
Plan.................................................................S-72
Policy...............................................................S-54
Pool Balance.........................................................S-65
Pre-Funding Account..................................................S-35
Pre-Funding Period...................................................S-35
Principal Balance....................................................S-65
Principal Collections................................................S-65
Principal Distribution Amount........................................S-52
Purchase Agreement...................................................S-61
Rapid Amortization Event.............................................S-52
Rapid Amortization Period............................................S-50
Rating Agencies......................................................S-74
Reference Bank Rate..................................................S-49
Reference Banks......................................................S-49
Related Documents....................................................S-61
REO Loan.............................................................S-41
Repayment Period.....................................................S-19
Representative.......................................................S-72
Repurchase Price.....................................................S-62
Revolving Period.....................................................S-50
Securities...........................................................S-46
Seller...............................................................S-18
Servicer.............................................................S-20
Servicing Agreement..................................................S-20
Servicing Default....................................................S-65
Servicing Fee........................................................S-42
Standard & Poor's....................................................S-74
Stated Value.........................................................S-18
Subsequent Cut-Off Date..............................................S-35
Subsequent Mortgage Loans............................................S-18
Subsequent Transfer Agreements.......................................S-34
Subsequent Transfer Dates............................................S-34
Substitution Adjustment Amount.......................................S-62
Teaser Rate..........................................................S-19
Telerate Page 3750...................................................S-49
Term Note Balance....................................................S-53
Term Note Owners.....................................................S-46
Term Noteholders.....................................................S-35
Term Notes...........................................................S-46
Trust Agreement......................................................S-42
TrustEstate..........................................................S-35
Underwriter..........................................................S-44
Underwriters.........................................................S-72
Underwriting Agreement...............................................S-72
Variable Funding Balance.............................................S-53
Variable Funding Notes...............................................S-46

                                 $250,000,000

                           GMAC MORTGAGE CORPORATION

                              SELLER AND SERVICER

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

                                    ISSUER

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.

                                   DEPOSITOR

               HOME EQUITY LOAN-BACKED TERM NOTES, SERIES 1999-1

                             ---------------------

                             PROSPECTUS SUPPLEMENT

                             ---------------------




BEAR, STEARNS & CO. INC.                       NEWMAN & ASSOCIATES, INC.



                                 JUNE 10, 1999

     No person has been authorized to give any information or to make any representation other than those contained in this prospectus supplement or the prospectus and, if given or made, such information or representation must not be relied upon. This prospectus supplement and the prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the term notes offered hereby, nor an offer of the term notes in any state or jurisdiction in which, or to any person to whom, such offer would be unlawful. The delivery of this prospectus supplement or the prospectus at any time does not imply that information herein or therein is correct as of any time subsequent to its date; however, if any material change occurs while this prospectus supplement or the prospectus is required by law to be delivered, this prospectus supplement or the prospectus will be amended or supplemented accordingly.

     Until September 8, 1999, all dealers selling the term notes, whether or not participating in this distribution, will deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

    PROSPECTUS


                      Asset-Backed Certificates
                         Asset-Backed Notes
                        (Issuable in Series)

             Bear Stearns Asset Backed Securities, Inc.
                             (Depositor)

     Bear Stearns Asset Backed Securities, Inc. (the "Depositor") may offer from time to time under this Prospectus and related Prospectus Supplements the Asset-Backed Certificates (the "Certificates") and the Asset-Backed Notes (the "Notes" and, together with the Certificates, the "Securities"), which may be sold from time to time in one or more series (each, a "Series").

     As specified in the related Prospectus Supplement, the Certificates of a Series will evidence undivided interests in certain assets deposited into a trust (each, a "Trust Fund") by the Depositor pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as described herein. As specified in the related Prospectus Supplement, the Notes of a Series will be issued and secured pursuant to an Indenture and will represent indebtedness of the related Trust Fund. The Trust Fund for a Series of Securities will include assets purchased from the seller or sellers specified in the related Prospectus Supplement (collectively, the "Seller") composed of (a) Primary Assets, which may include one or more pools of (i) closed-end and/or revolving home equity loans (the "Mortgage Loans"), secured generally by subordinate liens on one- to four-family residential or mixed-use properties, (ii) home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts"), which are either unsecured or secured generally by subordinate liens on one- to four-family residential or mixed-use properties, or by purchase money security interests in the home improvements financed thereby (the "Home Improvements") and (iii) securities backed or secured by Mortgage Loans and/or Home Improvement Contracts, (b) all monies due thereunder net, if and as provided in the related Prospectus Supplement, of certain amounts payable to the servicer of the Mortgage Loans and/or Home Improvement Contracts (collectively, the "Loans"), which servicer may also be the Seller, specified in the related Prospectus Supplement (the "Servicer"),
(c) if specified in the related Prospectus Supplement, funds on deposit in one or more pre-funding accounts and/or capitalized interest accounts and (d) reserve funds, letters of credit, surety bonds, insurance policies or other forms of credit support as described herein and in the related Prospectus Supplement. (cover continued on next page)

NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS OF, AND CERTIFICATES OF A GIVEN
 SERIES EVIDENCE BENEFICIAL INTERESTS IN, THE RELATED TRUST FUND ONLY AND ARE
  NOT GUARANTEED BY ANY GOVERNMENTAL AGENCY OR BY THE DEPOSITOR, THE SELLER,
    THE TRUSTEES,THE SERVICER OR BY ANY OF THEIR RESPECTIVE AFFILIATES OR,
      UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, BY
        ANY OTHER PERSON OR ENTITY. THE DEPOSITOR'S ONLY OBLIGATIONS WITH
         RESPECT TO ANY SERIES OF SECURITIES WILL BE PURSUANT TO CERTAIN
             REPRESENTATIONS AND WARRANTIES SET FORTH IN THE RELATED
               AGREEMENT AS DESCRIBED HEREIN OR IN THE RELATED
                             PROSPECTUS SUPPLEMENT.

                           ------------------------

See "Risk Factors" beginning on page 18 for certain factors to be considered in purchasing the securities.
                           ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
  THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
    COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS OR THE PROSPECTUS SUPPLEMENT. ANY REPRE-
      SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                           ------------------------

     The Securities offered by this Prospectus and by the related Prospectus Supplement are offered by Bear, Stearns & Co. Inc. and the other underwriters set forth in the related Prospectus Supplement, if any, subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by Bear, Stearns & Co. Inc. and the other underwriters, if any, and certain further conditions. Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Securities offered hereby unless accompanied by a Prospectus Supplement.

                           ------------------------

                           Bear, Stearns & Co. Inc.
                               December 4, 1998

     (continued from previous page)

     Each Series of Securities will be issued in one or more classes (each, a "Class"). Interest on and principal of the Securities of a Series will be payable on each Distribution Date specified in the related Prospectus Supplement at the times, at the rates, in the amounts and in the order of priority set forth in the related Prospectus Supplement.

     If a Series includes multiple Classes, such Classes may vary with respect to the amount, percentage and timing of distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect to distributions of principal, interest or both as described herein and in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Primary Assets and other assets comprising the Trust Fund may be divided into one or more Asset Groups and each Class of the related Series will evidence beneficial ownership of the corresponding Asset Group, as applicable.

     The rate of reduction of the aggregate principal balance of each Class of a Series may depend upon the rate of payment (including prepayments) with respect to the Loans or, in the case of Private Securities, Underlying Loans, as applicable. In such a case, a rate of prepayment lower or higher than anticipated will affect the yield on the Securities of a Series in the manner described herein and in the related Prospectus Supplement. Under certain limited circumstances described herein and in the related Prospectus Supplement, a Series of Securities may be subject to termination or redemption under the circumstances described herein and in the related Prospectus Supplement.

     If specified in the related Prospectus Supplement, an election may be made to treat certain assets comprising the Trust Fund for a Series as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Considerations" herein.

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities: (i) the aggregate principal amount, interest rate and authorized denominations of each Class of such Securities; (ii) certain information concerning the Primary Assets, the Seller and any Servicer; (iii) the terms of any Enhancement with respect to such Series; (iv) the terms of any insurance related to the Primary Assets; (v) information concerning any other assets in the related Trust Fund, including any Reserve Fund; (vi) the Final Scheduled Distribution Date of each Class of such Securities; (vii) the method to be used to calculate the amount of principal required to be applied to the Securities of each Class of such Series on each Distribution Date, the timing of the application of principal and the order of priority of the application of such principal to the respective Classes and the allocation of principal to be so applied; (viii) the Distribution Dates and any Assumed Reinvestment Rate; (ix) additional information with respect to the plan of distribution of such Securities; and (x) whether a REMIC election will be made with respect to some or all of the assets included in the Trust Fund for such Series.

                              REPORTS TO HOLDERS

     Periodic and annual reports concerning the related Trust Fund for a Series of Securities are required under the related Agreement to be forwarded to Holders. Unless otherwise specified in the related Prospectus Supplement, such reports will not be examined and reported on by an independent public accountant. If so specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series will be issued in book-entry form. In such event, (i) owners of beneficial interests in such Securities will not be considered "Holders" under the related Agreements and will not receive such reports directly with respect to the related Trust Fund; rather, such reports will be furnished to such owners through the participants and indirect participants of the applicable book-entry system, and (ii) references herein to the rights of "Holders" shall refer to the rights of such owners as they may be exercised indirectly through such participants. See "The Agreements--Reports to Holders" herein.

                             AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office located as follows: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a Web site at http://www.sec.gov from which such Registration Statement and exhibits may be obtained.

     Each Trust Fund will be required to file certain reports with the Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Depositor intends to cause each Trust Fund to suspend filing such reports if and when such reports are no longer required under the Exchange Act.

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein or in the accompanying Prospectus Supplement or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Depositor at 245 Park Avenue, New York, New York 10167.

                               SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Securities of such Series. Capitalized terms used and not otherwise defined herein or in the related Prospectus Supplement shall have the meanings set forth in the "Glossary of Terms" herein.

Securities Offered........................   Asset-Backed Certificates (the
                                             "Certificates") and/or
                                             Asset-Backed Notes (the "Notes").
                                             Certificates are issuable from
                                             time to time in Series pursuant
                                             to a Pooling and Servicing
                                             Agreement or Trust Agreement, as
                                             the case may be. Each Certificate
                                             of a Series will evidence an
                                             interest in the Trust Fund for
                                             such Series, or in an Asset Group
                                             specified in the related
                                             Prospectus Supplement. Notes are
                                             issuable from time to time in
                                             Series pursuant to an Indenture.
                                             Each Series of Securities will
                                             consist of one or more Classes,
                                             one or more of which may be
                                             Classes of Compound Interest
                                             Securities, Planned Amortization
                                             Class ("PAC") Securities,
                                             Variable Interest Securities,
                                             Zero Coupon Securities, Principal
                                             Only Securities, Interest Only
                                             Securities, Participating
                                             Securities, Senior Securities or
                                             Subordinated Securities. Each
                                             Class may differ in, among other
                                             things, the amounts allocated to
                                             and the priority of principal and
                                             interest payments, Final
                                             Scheduled Distribution Dates,
                                             Distribution Dates and interest
                                             rates. The Securities of each
                                             Class will be issued in fully
                                             registered form in the
                                             denominations specified in the
                                             related Prospectus Supplement. If
                                             so specified in the related
                                             Prospectus Supplement, the
                                             Securities or certain Classes of
                                             such Securities offered thereby
                                             may be available in book-entry
                                             form only.

Depositor................................    Bear Stearns Asset Backed
                                             Securities, Inc. (the
                                             "Depositor") was incorporated in
                                             the State of Delaware in June
                                             1995, and is a wholly-owned,
                                             special purpose subsidiary of The
                                             Bear Stearns Companies Inc. None
                                             of The Bear Stearns Companies
                                             Inc., the Depositor, the
                                             Servicer, any Trustee, the Seller
                                             or any affiliate of the foregoing
                                             has guaranteed or is otherwise
                                             obligated with respect to the
                                             Securities of any Series. See
                                             "The Depositor."

Interest Payments.........................   Interest payments on the
                                             Securities of a Series entitled
                                             by their terms to receive
                                             interest will be made on each
                                             Distribution Date, to the extent
                                             set forth in, and at the
                                             applicable rate specified in (or
                                             determined in the manner set
                                             forth in), the related Prospectus
                                             Supplement. The interest rate on
                                             Securities of a Series may be
                                             variable or change with changes
                                             in the rates of interest on the
                                             related Loans or Underlying Loans
                                             relating to the Private
                                             Securities, as applicable, and/or
                                             as prepayments occur with respect
                                             to such Loans or Underlying
                                             Loans, as applicable. Interest
                                             Only Securities may be assigned a
                                             Notional Amount set forth in the
                                             related Prospectus Supplement,
                                             which is used solely for
                                             convenience in expressing the
                                             calculation of interest and for
                                             certain other purposes and does
                                             not represent the right to
                                             receive any distributions
                                             allocable to principal. Principal
                                             Only Securities may not be
                                             entitled to receive any interest
                                             payments or may be entitled to
                                             receive only nominal interest
                                             payments. Interest payable on the
                                             Securities of a Series on a
                                             Distribution Date will include
                                             all interest accrued during the
                                             period specified in the related
                                             Prospectus Supplement. See
                                             "Description of the
                                             Securities--Payments of
                                             Interest."

Principal Payments........................   All payments of principal of a
                                             Series of Securities will be made
                                             in an aggregate amount determined
                                             as set forth in the related
                                             Prospectus Supplement, and will
                                             be paid at the times, allocated
                                             among the Classes of such Series
                                             in the order and amounts and
                                             applied either on a pro rata or a
                                             random lot basis among all
                                             Securities of any such Class, all
                                             as specified in the related
                                             Prospectus Supplement.

Final Scheduled
 Distribution Date
 of the Securities........................   The Final Scheduled Distribution
                                             Date with respect to (i) each
                                             Class of Notes is the date not
                                             later than which principal of the
                                             Notes will be fully paid and (ii)
                                             each Class of Certificates is the
                                             date after which no Certificates
                                             of such Class are expected to
                                             remain outstanding, in each case
                                             calculated on the basis of the
                                             assumptions applicable to such
                                             Series described in the related
                                             Prospectus Supplement. The Final
                                             Scheduled Distribution Date of a
                                             Class may equal the maturity date
                                             of the Primary Asset in the
                                             related Trust Fund that has the
                                             latest stated maturity, or will
                                             be determined as described herein
                                             and in the related Prospectus
                                             Supplement.

                                             The actual final Distribution
                                             Date of the Securities of a
                                             Series will, to the extent
                                             described in the related
                                             Prospectus Supplement, depend
                                             upon the rate of payment
                                             (including prepayments,
                                             liquidations due to default, the
                                             receipt of proceeds from casualty
                                             Insurance Policies and
                                             repurchases) of the Loans or
                                             Underlying Loans relating to the
                                             Private Securities, as
                                             applicable, in the related Trust
                                             Fund. Unless otherwise specified
                                             in the related Prospectus
                                             Supplement, the actual final
                                             Distribution Date of any Security
                                             is likely to occur earlier and
                                             may occur substantially earlier
                                             or may occur later than its Final
                                             Scheduled Distribution Date as a
                                             result of the application of
                                             prepayments to the reduction of
                                             the principal balances of the
                                             Securities and as a result of
                                             defaults on the Primary Assets.
                                             The rate of payments on the Loans
                                             or Underlying Loans relating to
                                             the Private Securities, as
                                             applicable, in the Trust Fund for
                                             a Series will depend on a variety
                                             of factors, including certain
                                             characteristics of such Loans or
                                             Underlying Loans, as applicable,
                                             and the prevailing level of
                                             interest rates from time to time,
                                             as well as on a variety of
                                             economic, demographic, tax,
                                             legal, social and other factors.
                                             No assurance can be given as to
                                             the actual prepayment experience
                                             with respect to a Series. See
                                             "Risk Factors--Yield May Vary"
                                             and "Description of the
                                             Securities--Weighted Average Life
                                             of the Securities" herein.

Optional Termination......................   One or more Classes of Securities
                                             of any Series may be redeemed or
                                             repurchased in whole or in part,
                                             at the Depositor's or the
                                             Servicer's option, at such time
                                             and under the circumstances
                                             specified in the related
                                             Prospectus Supplement, at the
                                             price set forth therein. If so
                                             specified in the related
                                             Prospectus Supplement for a
                                             Series of Securities, the
                                             Depositor, the Servicer or such
                                             other entity that is specified in
                                             the related Prospectus Supplement
                                             may, at its option, cause an
                                             early termination of the related
                                             Trust Fund by repurchasing all of
                                             the Primary Assets remaining in
                                             the Trust Fund on or after a
                                             specified date, or on or after
                                             such time as the aggregate
                                             principal balance of the
                                             Securities of the Series or the
                                             Primary Assets relating to such
                                             Series, as specified in the
                                             related Prospectus Supplement, is
                                             less than the amount or
                                             percentage specified in the
                                             related Prospectus Supplement.
                                             See "Description of the
                                             Securities--Optional Redemption,
                                             Purchase or Termination."

                                             In addition, the related
                                             Prospectus Supplement may provide
                                             other circumstances under which
                                             Holders of Securities of a Series
                                             could be fully paid significantly
                                             earlier than would otherwise be
                                             the case if payments or
                                             distributions were solely based
                                             on the activity of the related
                                             Primary Assets.

The Trust Fund............................   The Trust Fund for a Series of
                                             Securities will consist of one or
                                             more of the assets described
                                             below, as described in the
                                             related Prospectus Supplement.

     A.  Primary Assets...................   The Primary Assets for a Series
                                             may consist of any combination of
                                             the following assets, to the
                                             extent and as specified in the
                                             related Prospectus Supplement.
                                             The Primary Assets will be
                                             purchased from the Seller or may
                                             be purchased by the Depositor in
                                             the open market or in privately
                                             negotiated transactions,
                                             including transactions with
                                             entities affiliated with the
                                             Depositor.

          (1)  Loans......................   Primary Assets for a Series will
                                             consist, in whole or in part, of
                                             Loans. Some Loans may be
                                             delinquent as specified in the
                                             related Prospectus Supplement.
                                             Loans may be originated by or
                                             acquired from an affiliate of the
                                             Depositor, and an affiliate of
                                             the Depositor may be an obligor
                                             with respect to any such Loan.
                                             The Loans will be conventional
                                             contracts or contracts insured by
                                             the Federal Housing
                                             Administration (the "FHA") or
                                             partially guaranteed by the
                                             Veterans Administration (the
                                             "VA"). See "The Trust Funds--The
                                             Loans" for a discussion of such
                                             guarantees. To the extent
                                             provided in the related
                                             Prospectus Supplement, additional
                                             Loans may be periodically added
                                             to the Trust Fund, or may be
                                             removed from time to time if
                                             certain asset value tests are
                                             met, as described in the related
                                             Prospectus Supplement.

                                             The "Loans" for a Series will
                                             consist of (i) closed-end home
                                             equity loans (the "Closed-End
                                             Loans") and/or revolving home
                                             equity loans or certain balances
                                             therein (the "Revolving Credit
                                             Line Loans" and, together with
                                             the Closed-End Loans, the
                                             "Mortgage Loans") and (ii) home
                                             improvement installment sales
                                             contracts and installment loan
                                             agreements (the "Home Improvement
                                             Contracts"). The Mortgage Loans
                                             and the Home Improvement
                                             Contracts are collectively
                                             referred to herein as the
                                             "Loans." The Loans may, as
                                             specified in the related
                                             Prospectus Supplement, have
                                             various payment characteristics,
                                             including balloon or other
                                             irregular payment features, and
                                             may accrue interest at a fixed
                                             rate or an adjustable rate.

                                             As specified in the related
                                             Prospectus Supplement, the
                                             Mortgage Loans will, and the Home
                                             Improvement Contracts may, be
                                             secured by mortgages and deeds of
                                             trust or other similar security
                                             instruments creating a lien on
                                             the related Mortgaged Property,
                                             which may be subordinated to one
                                             or more senior liens on the
                                             Mortgaged Property as described
                                             in the related Prospectus
                                             Supplement. As specified in the
                                             related Prospectus Supplement,
                                             Home Improvement Contracts may be
                                             unsecured or secured by purchase
                                             money security interests in the
                                             Home Improvements financed
                                             thereby. The Mortgaged Properties
                                             and the Home Improvements are
                                             collectively referred to herein
                                             as the "Properties."

                                             The related Prospectus Supplement
                                             will describe certain
                                             characteristics of the Loans for
                                             a Series including, without
                                             limitation and to the extent
                                             relevant: (i) the aggregate
                                             unpaid Principal Balance of the
                                             Loans (or the aggregate unpaid
                                             Principal Balance included in the
                                             Trust Fund for the related
                                             Series); (ii) the range and
                                             weighted average Loan Rate on the
                                             Loans and in the case of
                                             adjustable rate Loans, the range
                                             and weighted average of the
                                             Current Loan Rates and the
                                             Lifetime Rate Caps, if any; (iii)
                                             the range and the average
                                             outstanding Principal Balance of
                                             the Loans; (iv) the weighted
                                             average original and remaining
                                             term-to-stated maturity of the
                                             Loans and the range of original
                                             and remaining terms-to-stated
                                             maturity, if applicable; (v) the
                                             range and Combined Loan-to-Value
                                             Ratios or Loan-to-Value Ratios,
                                             as applicable, of the Loans,
                                             computed in the manner described
                                             in the related Prospectus
                                             Supplement; (vi) the percentage
                                             (by Principal Balance as of the
                                             Cut-off Date) of Loans that
                                             accrue interest at adjustable or
                                             fixed interest rates; (vii) any
                                             enhancement relating to the
                                             Loans; (viii) the percentage (by
                                             Principal Balance as of the
                                             Cut-off Date) of Loans that are
                                             secured by Mortgaged Properties
                                             or Home Improvements, or that are
                                             unsecured; (ix) the geographic
                                             distribution of any Mortgaged
                                             Properties securing the Loans;
                                             (x) the use and type of each
                                             Property securing a Loan; (xi)
                                             the lien priority of the Loans;
                                             (xii) the delinquency status and
                                             year of origination of the Loans;
                                             (xiii) whether such Loans are
                                             Closed-End Loans and/or Revolving
                                             Credit Line Loans; and (xiv) in
                                             the case of Revolving Credit Line
                                             Loans, the general payment and
                                             credit line features of such
                                             Loans and other pertinent
                                             features thereof.

          (2)  Private Securities.........   Primary Assets for a Series may
                                             consist, in whole or in part, of
                                             Private Securities, which include
                                             (i) pass-through certificates
                                             representing beneficial interests
                                             in loans of the type that would
                                             otherwise be eligible to be Loans
                                             (the "Underlying Loans") or (ii)
                                             collateralized obligations
                                             secured by Underlying Loans. Such
                                             pass-through certificates or
                                             collateralized obligations will
                                             have previously been (i) offered
                                             and distributed to the public
                                             pursuant to an effective
                                             registration statement or (ii)
                                             purchased in a transaction not
                                             involving any public offering
                                             from a person who is not an
                                             affiliate of the issuer of such
                                             securities at the time of sale
                                             (nor an affiliate thereof at any
                                             time during the three preceding
                                             months); provided, that a period
                                             of three years has elapsed since
                                             the later of the date such
                                             securities were acquired from the
                                             related issuer or an affiliate
                                             thereof. Although individual
                                             Underlying Loans may be insured
                                             or guaranteed by the United
                                             States or an agency or
                                             instrumentality thereof, they
                                             need not be, and the Private
                                             Securities themselves will not
                                             be, so insured or guaranteed. See
                                             "The Trust Funds--Private
                                             Securities." Unless otherwise
                                             specified in the Prospectus
                                             Supplement relating to a Series
                                             of Securities, payments on the
                                             Private Securities will be
                                             distributed directly to the
                                             related PS Trustee as registered
                                             owner of such Private Securities.

                                             The related Prospectus Supplement
                                             for a Series will specify (on an
                                             approximate basis, as described
                                             above, and as of the date
                                             specified in the related
                                             Prospectus Supplement), to the
                                             extent relevant and to the extent
                                             such information is reasonably
                                             available to the Depositor and
                                             the Depositor reasonably believes
                                             such information to be reliable:
                                             (i) the aggregate approximate
                                             principal amount and type of any
                                             Private Securities to be included
                                             in the Trust Fund for such
                                             Series; (ii) certain
                                             characteristics of the Underlying
                                             Loans, including (a) the payment
                                             features of such Underlying Loans
                                             (i.e., whether they are
                                             Closed-End Loans and/or Revolving
                                             Credit Line Loans, whether they
                                             are fixed rate or adjustable rate
                                             and whether they provide for
                                             fixed level payments, negative
                                             amortization or other payment
                                             features), (b) the approximate
                                             aggregate principal amount of
                                             such Underlying Loans that are
                                             insured or guaranteed by a
                                             governmental entity, (c) the
                                             servicing fee or range of
                                             servicing fees with respect to
                                             such Underlying Loans (d) the
                                             minimum and maximum stated
                                             maturities of such Underlying
                                             Loans at origination, (e) the
                                             lien priority of such Underlying
                                             Loans and (f) the delinquency
                                             status and year of origination of
                                             such Underlying Loans; (iii) the
                                             maximum original term-to-stated
                                             maturity of the Private
                                             Securities; (iv) the weighted
                                             average term-to-stated maturity
                                             of the Private Securities; (v)
                                             the pass-through or certificate
                                             rate or ranges thereof for the
                                             Private Securities; (vi) the
                                             sponsor or depositor of the
                                             Private Securities (the "PS
                                             Sponsor"), the servicer of the
                                             Private Securities (the "PS
                                             Servicer") and the trustee of the
                                             Private Securities (the "PS
                                             Trustee"); (vii) certain
                                             characteristics of enhancement,
                                             if any, such as reserve funds,
                                             insurance policies, letters of
                                             credit or guarantees, relating to
                                             the Loans underlying the Private
                                             Securities, or to such Private
                                             Securities themselves; (viii) the
                                             terms on which the Underlying
                                             Loans may or are required to be
                                             repurchased prior to stated
                                             maturity; and (ix) the terms on
                                             which substitute Underlying Loans
                                             may be delivered to replace those
                                             initially deposited with the PS
                                             Trustee. See "The Trust
                                             Funds--Additional Information"
                                             herein.

     B.  Collection and Distribution
           Accounts.......................   Unless otherwise provided in the
                                             related Prospectus Supplement,
                                             all payments on or in respect of
                                             the Primary Assets for a Series
                                             will be remitted directly to an
                                             account (each, a "Collection
                                             Account") to be established for
                                             such Series with the Trustee or
                                             the Servicer, in the name of the
                                             Trustee. Unless otherwise
                                             provided in the related
                                             Prospectus Supplement, the
                                             applicable Trustee shall be
                                             required to apply a portion of
                                             the amount in the Collection
                                             Account, together with
                                             reinvestment earnings from
                                             eligible investments specified in
                                             the related Prospectus
                                             Supplement, to the payment of
                                             certain amounts payable to the
                                             Servicer under the related
                                             Agreement and any other person
                                             specified in the Prospectus
                                             Supplement, and to deposit a
                                             portion of the amount in the
                                             Collection Account into a
                                             separate account (each, a
                                             "Distribution Account") to be
                                             established for such Series, each
                                             in the manner and at the times
                                             specified in the related
                                             Prospectus Supplement. All
                                             amounts deposited into such
                                             Distribution Account(s) will be
                                             available, unless otherwise
                                             specified in the related
                                             Prospectus Supplement, for (i)
                                             application to the payment of
                                             principal of and interest on such
                                             Series of Securities on the next
                                             Distribution Date, (ii) the
                                             making of adequate provision for
                                             future payments on certain
                                             Classes of Securities and (iii)
                                             any other purpose specified in
                                             the related Prospectus
                                             Supplement. After applying the
                                             funds in the Collection Account
                                             as described above, any funds
                                             remaining in the Collection
                                             Account may be paid over to the
                                             Servicer, the Depositor, any
                                             provider of Enhancement with
                                             respect to such Series (an
                                             "Enhancer") or any other person
                                             entitled thereto in the manner
                                             and at the times specified in the
                                             related Prospectus Supplement.

     C.  Pre-Funding and Capitalized
           Interest Accounts .............   If specified in the related
                                             Prospectus Supplement, a Trust
                                             Fund will include one or more
                                             segregated trust accounts (each,
                                             a "Pre-Funding Account")
                                             established and maintained with
                                             the Trustee of the Trust Fund for
                                             the related Series (the
                                             "Trustee"). If so specified, on
                                             the Closing Date for such Series,
                                             a portion of the proceeds of the
                                             sale of the Securities of such
                                             Series (such amount, the
                                             "Pre-Funded Amount") will be
                                             deposited into the Pre-Funding
                                             Account and may be used to
                                             purchase additional Primary
                                             Assets during the period of time
                                             specified in the related
                                             Prospectus Supplement (the
                                             "Pre-Funding Period"). The
                                             Primary Assets to be so purchased
                                             generally will be selected on the
                                             basis of the same criteria as
                                             those used to select the initial
                                             Primary Assets, and the same
                                             representations and warranties
                                             will be made with respect
                                             thereto. If any Pre-Funded Amount
                                             remains on deposit in the
                                             Pre-Funding Account at the end of
                                             the Pre-Funding Period, such
                                             amount will be applied in the
                                             manner specified in the related
                                             Prospectus Supplement to prepay
                                             the Notes and/or the Certificates
                                             of the applicable Series.

                                             If a Pre-Funding Account is
                                             established, one or more
                                             segregated trust accounts (each,
                                             a "Capitalized Interest Account")
                                             may be established and maintained
                                             with the Trustee for the related
                                             Series. On the related Closing
                                             Date, a portion of the proceeds
                                             of the sale of the Securities of
                                             such Series will be deposited
                                             into the Capitalized Interest
                                             Account and used to fund the
                                             excess, if any, of (i) the sum of
                                             (a) the amount of interest
                                             accrued on the Securities of such
                                             Series and (b) if specified in
                                             the related Prospectus
                                             Supplement, certain fees or
                                             expenses during the Pre-Funding
                                             Period such as trustee fees and
                                             credit enhancement fees, over
                                             (ii) the amount of interest
                                             available therefor from the
                                             Primary Assets in the Trust Fund.
                                             Any amounts on deposit in the
                                             Capitalized Interest Account at
                                             the end of the Pre-Funding Period
                                             that are not necessary for such
                                             purposes will be distributed as
                                             specified in the related
                                             Prospectus Supplement.

Enhancement...............................   If stated in the Prospectus
                                             Supplement relating to a Series,
                                             the Depositor will obtain an
                                             irrevocable letter of credit,
                                             surety bond, insurance policy
                                             (each, a "Security Policy") or
                                             other form of credit support
                                             (collectively, "Enhancement") in
                                             favor of the applicable Trustee
                                             on behalf of the Holders of such
                                             Series and any other person
                                             specified in such Prospectus
                                             Supplement from an institution
                                             acceptable to the rating agency
                                             or agencies identified in the
                                             related Prospectus Supplement as
                                             rating such Series of Securities
                                             (each, a "Rating Agency") for the
                                             purposes specified in such
                                             Prospectus Supplement. The
                                             Enhancement will support the
                                             payments on the Securities and
                                             may be used for other purposes,
                                             to the extent and under the
                                             conditions specified in such
                                             Prospectus Supplement. See
                                             "Enhancement."

                                             Enhancement for a Series may
                                             include one or more of the
                                             following types of Enhancement,
                                             or such other type of Enhancement
                                             specified in the related
                                             Prospectus Supplement.

     A.  Subordinate Securities...........   If stated in the related
                                             Prospectus Supplement,
                                             Enhancement for a Series may
                                             consist of one or more Classes of
                                             Subordinated Securities. The
                                             rights of the related
                                             Subordinated Securityholders to
                                             receive distributions on any
                                             Distribution Date will be
                                             subordinate in right and priority
                                             to the rights of Holders of
                                             Senior Securities of the Series,
                                             but only to the extent described
                                             in the related Prospectus
                                             Supplement.

      B.  Insurance.......................   If stated in the related
                                             Prospectus Supplement,
                                             Enhancement for a Series may
                                             consist of special hazard
                                             Insurance Policies, bankruptcy
                                             bonds and other types of
                                             insurance supporting payments on
                                             the Securities.

     C.  Reserve Funds....................   If stated in the Prospectus
                                             Supplement, the Depositor may
                                             deposit cash, a letter or letters
                                             of credit, short-term
                                             investments, or other instruments
                                             acceptable to the Rating Agencies
                                             in one or more reserve funds to
                                             be established in the name of the
                                             applicable Trustee (each, a
                                             "Reserve Fund"), which will be
                                             used, as specified in such
                                             Prospectus Supplement, by such
                                             Trustee to make required payments
                                             of principal of or interest on
                                             the Securities of such Series, to
                                             make adequate provision for
                                             future payments on such
                                             Securities, or for any other
                                             purpose specified in the
                                             Agreement with respect to such
                                             Series, to the extent that funds
                                             are not otherwise available. In
                                             the alternative or in addition to
                                             such deposit, a Reserve Fund for
                                             a Series may be funded through
                                             application of all or a portion
                                             of the excess cash flow from the
                                             Primary Assets for such Series,
                                             to the extent described in the
                                             related Prospectus Supplement.

     D.  Minimum Principal Payment
           Agreement......................   If stated in the Prospectus
                                             Supplement relating to a Series
                                             of Securities, the Depositor will
                                             enter into a minimum principal
                                             payment agreement (the "Minimum
                                             Principal Payment Agreement")
                                             with an entity meeting the
                                             criteria of the Rating Agencies,
                                             pursuant to which such entity
                                             will provide funds in the event
                                             that aggregate principal payments
                                             on the Primary Assets for such
                                             Series are not sufficient to make
                                             certain payments, as provided in
                                             the related Prospectus
                                             Supplement. See
                                             "Enhancement--Minimum Principal
                                             Payment Agreement."

     E.  Deposit Agreement................   If stated in the related
                                             Prospectus Supplement, the
                                             Depositor and the applicable
                                             Trustee will enter into a
                                             guaranteed investment contract or
                                             an investment agreement (the
                                             "Deposit Agreement") pursuant to
                                             which all or a portion of the
                                             amounts held in the Collection
                                             Account, the Distribution
                                             Account(s) or in any Reserve Fund
                                             will be invested with the entity
                                             specified in such Prospectus
                                             Supplement. Such Trustee will be
                                             entitled to withdraw amounts so
                                             invested, plus interest at a rate
                                             equal to the Assumed Reinvestment
                                             Rate, in the manner specified in
                                             such Prospectus Supplement. See
                                             "Enhancement--Deposit Agreement."

Servicing.................................   The Servicer will be responsible
                                             for servicing, managing and
                                             making collections on the Loans
                                             for a Series. In addition, the
                                             Servicer, if so specified in the
                                             related Prospectus Supplement,
                                             will act as custodian and will be
                                             responsible for maintaining
                                             custody of the Loans and related
                                             documentation on behalf of the
                                             Trustee. Advances with respect to
                                             delinquent payments of principal
                                             of or interest on a Loan will be
                                             made by the Servicer only to the
                                             extent described in the related
                                             Prospectus Supplement. Such
                                             advances will be intended to
                                             provide liquidity only and,
                                             unless otherwise specified in the
                                             related Prospectus Supplement,
                                             will be reimbursable to the
                                             Servicer from scheduled payments
                                             of principal and interest, late
                                             collections, the proceeds of
                                             liquidation of the related Loans
                                             or other recoveries relating to
                                             such Loans (including any
                                             Insurance Proceeds or payments
                                             from other credit support). In
                                             performing these functions, the
                                             Servicer will exercise the same
                                             degree of skill and care that it
                                             customarily exercises with
                                             respect to similar receivables or
                                             Loans owned or serviced by it.
                                             Under certain limited
                                             circumstances, the Servicer may
                                             resign or be removed, in which
                                             event either the Trustee or a
                                             third-party servicer will be
                                             appointed as successor servicer.
                                             The Servicer will receive a
                                             periodic fee as servicing
                                             compensation (the "Servicing
                                             Fee") and may, as specified
                                             herein and in the related
                                             Prospectus Supplement, receive
                                             certain additional compensation.
                                             See "Servicing of
                                             Loans--Servicing Compensation and
                                             Payment of Expenses" herein.

Federal Income Tax Considerations

     A.  Debt Securities and REMIC
           Residual Securities............   If (i) an election is made to
                                             treat all or a portion of a Trust
                                             Fund for a Series as a "real
                                             estate mortgage investment
                                             conduit" (a "REMIC") or (ii) so
                                             provided in the related
                                             Prospectus Supplement, a Series
                                             of Securities will include one or
                                             more Classes of taxable debt
                                             obligations under the Internal
                                             Revenue Code of 1986, as amended
                                             (the "Code"). Stated interest
                                             with respect to such Classes of
                                             Securities will be reported by
                                             the related Holder in accordance
                                             with such Holder's method of
                                             accounting except that, in the
                                             case of Securities constituting
                                             "regular interests" in a REMIC
                                             ("Regular Interests"), such
                                             interest will be required to be
                                             reported on the accrual methods
                                             regardless of such Holder's usual
                                             method of accounting. Securities
                                             that are Compound Interest
                                             Securities, Zero Coupon
                                             Securities or Interest Only
                                             Securities will, and certain
                                             other Classes of Securities may,
                                             be issued with original issue
                                             discount that is not de minimis.
                                             In such cases, the related Holder
                                             will be required to include
                                             original issue discount in gross
                                             income as it accrues, which may
                                             be prior to the receipt of cash
                                             attributable to such income. If a
                                             Security is issued at a premium,
                                             such Holder may be entitled to
                                             make an election to amortize such
                                             premium on a constant yield
                                             method.

                                             In the case of a REMIC election,
                                             a Class of Securities may be
                                             treated as a REMIC "residual
                                             interest" (each, a "Residual
                                             Interest"). A Holder of a
                                             Residual Interest will be
                                             required to include in its income
                                             its pro rata share of the taxable
                                             income of the REMIC. In certain
                                             circumstances, the Holder of a
                                             Residual Interest may have REMIC
                                             taxable income or tax liability
                                             attributable to REMIC taxable
                                             income for a particular period in
                                             excess of cash distributions for
                                             such period or have an after-tax
                                             return that is less than the
                                             after-tax return on comparable
                                             debt instruments. In addition, a
                                             portion (or, in some cases, all)
                                             of the income from a Residual
                                             Interest (i) may not be subject
                                             to offset by losses from other
                                             activities or investments, (ii)
                                             for a Holder that is subject to
                                             tax under the Code on unrelated
                                             business taxable income, may be
                                             treated as unrelated business
                                             taxable income and (iii) for a
                                             foreign Holder, may not qualify
                                             for exemption from or reduction
                                             of withholding. In addition, (i)
                                             Residual Interests are subject to
                                             transfer restrictions and (ii)
                                             certain transfers of Residual
                                             Interests will not be recognized
                                             for federal income tax purposes.
                                             Further, individual Holders are
                                             subject to limitations on the
                                             deductibility of expenses of the
                                             REMIC. See "Certain Federal
                                             Income Tax Considerations."

     B.  Non-REMIC Pass-Through
          Securities......................   If so specified in the related
                                             Prospectus Supplement, the Trust
                                             Fund for a Series will be treated
                                             as a grantor trust and will not
                                             be classified as an association
                                             taxable as a corporation for
                                             federal income tax purposes, and
                                             Holders of Securities of such
                                             Series ("Pass-Through
                                             Securities") will be treated as
                                             owning directly rights to receive
                                             certain payments of interest or
                                             principal, or both, on the
                                             Primary Assets held in the Trust
                                             Fund for such Series. All income
                                             with respect to a Stripped
                                             Security will be accounted for as
                                             original issue discount and,
                                             unless otherwise specified in the
                                             related Prospectus Supplement,
                                             will be reported by the
                                             applicable Trustee on an accrual
                                             basis, which may be prior to the
                                             receipt of cash associated with
                                             such income.

     C.  Owner Trust Securities...........   If so specified in the Prospectus
                                             Supplement, the Trust Fund will
                                             be treated as a partnership for
                                             purposes of federal and state
                                             income tax. Each Noteholder, by
                                             the acceptance of a Note of a
                                             given Series, will agree to treat
                                             such Note as indebtedness; and
                                             each Certificateholder, by the
                                             acceptance of a Certificate of a
                                             given Series, will agree to treat
                                             the related Trust Fund as a
                                             partnership in which such
                                             Certificateholder is a partner
                                             for federal income and state tax
                                             purposes. Alternative
                                             characterizations of such Trust
                                             Fund and such Certificates are
                                             possible, but would not result in
                                             materially adverse tax
                                             consequences to
                                             Certificateholders. See "Certain
                                             Federal Income Tax
                                             Considerations."

ERISA Considerations......................   A fiduciary of any employee
                                             benefit plan or other retirement
                                             plan or arrangement subject to
                                             the Employee Retirement Income
                                             Security Act of 1974, as amended
                                             ("ERISA"), or the Code should
                                             carefully review with its own
                                             legal advisors whether the
                                             purchase or holding of Securities
                                             could give rise to a transaction
                                             prohibited or otherwise
                                             impermissible under ERISA or the
                                             Code. Certain Classes of
                                             Securities may not be transferred
                                             unless the applicable Trustee and
                                             the Depositor are furnished with
                                             a letter of representation or an
                                             opinion of counsel to the effect
                                             that such transfer will not
                                             result in a violation of the
                                             prohibited transaction provisions
                                             of ERISA and the Code and will
                                             not subject the applicable
                                             Trustee, the Depositor or the
                                             Servicer to additional
                                             obligations. See "Description of
                                             the Securities--General" and
                                             "ERISA Considerations."

Legal Investment..........................   Unless otherwise specified in the
                                             related Prospectus Supplement,
                                             Securities of each Series offered
                                             by this Prospectus and the
                                             related Prospectus Supplement
                                             will not constitute "mortgage
                                             related securities" under the
                                             Secondary Mortgage Market
                                             Enhancement Act of 1984, as
                                             amended ("SMMEA"). Investors
                                             whose investment authority is
                                             subject to legal restrictions
                                             should consult their own legal
                                             advisors to determine whether and
                                             to what extent the Securities
                                             constitute legal investments for
                                             them. See "Legal Investment."

Use of Proceeds...........................   The Depositor will use the net
                                             proceeds from the sale of each
                                             Series for one or more of the
                                             following purposes: (i) to
                                             purchase the related Primary
                                             Assets, (ii) to repay
                                             indebtedness incurred to obtain
                                             funds to acquire such Primary
                                             Assets, (iii) to establish any
                                             Reserve Funds described in the
                                             related Prospectus Supplement and
                                             (iv) to pay costs of structuring
                                             and issuing such Securities,
                                             including the costs of obtaining
                                             Enhancement, if any. If so
                                             specified in the related
                                             Prospectus Supplement, the
                                             purchase of the Primary Assets
                                             for a Series will be effected by
                                             an exchange of Securities with
                                             the Seller of such Primary
                                             Assets. See "Use of Proceeds."

Ratings...................................   It will be a requirement for
                                             issuance of any Series that the
                                             Securities offered by this
                                             Prospectus and the related
                                             Prospectus Supplement be rated by
                                             at least one Rating Agency in one
                                             of its four highest applicable
                                             rating categories. The rating or
                                             ratings applicable to Securities
                                             of each Series offered hereby and
                                             by the related Prospectus
                                             Supplement will be as set forth
                                             in the related Prospectus
                                             Supplement. A securities rating
                                             should be evaluated independently
                                             of similar ratings on different
                                             types of securities. A securities
                                             rating is not a recommendation to
                                             buy, hold or sell securities, and
                                             does not address the effect that
                                             the rate of prepayments on Loans
                                             or Underlying Loans relating to
                                             Private Securities, as
                                             applicable, for a Series may have
                                             on the yield to investors in the
                                             Securities of such Series. See
                                             "Risk Factors--Ratings Are Not
                                             Recommendations."

                                 RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Securities.

     No Secondary Market. There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Holders with liquidity of investment or will continue for the life of the Securities of such Series. The underwriter(s) specified in the related Prospectus Supplement (the "Underwriters") expect to make a secondary market in the related Securities, but will have no obligation to do so.

     Primary Assets Are Only Source of Repayment. The Depositor does not have, nor is it expected to have, any significant assets. The Securities of a Series will be payable solely from the assets of the Trust Fund for such Securities. There will be no recourse to the Depositor or any other person for any default on or any failure to receive distributions on the Securities. Further, unless otherwise stated in the related Prospectus Supplement, at the times set forth in such Prospectus Supplement, certain Primary Assets and/or any balance remaining in the Collection Account or Distribution Account(s) immediately after making all payments due on the Securities of such Series and other payments specified in Securities Prospectus Supplement, may be promptly released or remitted to the Depositor, the Servicer, the Enhancer or any other person entitled thereto, and will no longer be available for making payments to Holders. Consequently, Holders of Securities of each Series must rely solely upon payments with respect to the Primary Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any Enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

     Holders of Notes will be required under the Indenture to proceed only against the Primary Assets and other assets constituting the related Trust Fund in the case of a default with respect to such Notes and may not proceed against any assets of the Depositor. There is no assurance that the market value of the Primary Assets or any other assets for a Series will at any time be equal to or greater than the aggregate principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an Event of Default under the Indenture for a Series of Notes and a sale of the assets in the Trust Fund or upon a sale of the assets of a Trust Fund for a Series of Certificates, the Trustee under the related Indenture (the "Indenture Trustee"), the Servicer, if any, the Enhancer and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Holders of Securities. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

     The only obligations, if any, of the Depositor with respect to the Securities of any Series will be pursuant to certain representations and warranties. See "The Agreements--Assignment of Primary Assets" herein. The Depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Primary Assets with respect to which there has been a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Primary Asset, its only source of funds from which to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the originator of the Primary Assets, the Servicer or the Seller, as the case may be, or from a Reserve Fund established to provide funds for such repurchases.

     Limited Protection Against Losses. Although any Enhancement is intended to reduce the risk of delinquent payments or losses to Holders of Securities entitled to the benefit thereof, the amount of such Enhancement will be limited, as set forth in the related Prospectus Supplement, and will decline and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result, Holders may suffer losses. See "Enhancement."

     Yield May Vary; Subordination. The yield to maturity experienced by a Holder of Securities may be affected by the rate of payment of principal of the Loans or Underlying Loans relating to the Private Securities, as applicable. The timing of principal payments on the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments of the Loans or Underlying Loans relating to the Private Securities, as applicable, which prepayments may be influenced by a variety of factors; (ii) the manner of allocating principal payments among the Classes of Securities of a Series as specified in the related Prospectus Supplement;
(iii) the exercise by the party entitled thereto of any right of optional termination; and (iv) in the case of Trust Funds comprised of Revolving Credit Line Loans, any provisions in the related Agreement described in the applicable Prospectus Supplement respecting any non-amortization, early amortization or scheduled amortization period. See "Description of the Securities--Weighted Average Life of Securities." Prepayments may also result from repurchases of Loans or Underlying Loans, as applicable, due to material breaches of the Seller's or the Depositor's warranties.

     Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month prior to a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Holders will be less than the indicated coupon rate. See "Description of the Securities--Payments of Interest."

     The rights of Subordinated Securityholders to receive distributions to which they would otherwise be entitled with respect to the Trust Fund will be subordinate to the rights of the Servicer and the Holders of Senior Securities, to the extent described in the related Prospectus Supplement. As a result of the foregoing, investors must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the Subordinated Securities.

     Balloon Payments. Certain of the Loans as of the related Cut-off Date may not be fully amortizing over their terms to maturity, and thus will require substantial principal payments (i.e., balloon payments) at their stated maturity. Loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon such borrower's ability either to timely refinance the related Loan or to timely sell the related Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Property, the financial condition of the borrower and tax laws. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the Holders of one or more Classes of Securities of the related Series.

     Property Values May Be Insufficient. If the Mortgage Loans in a Trust Fund are primarily junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

     There are several factors that could adversely affect the value of Properties such that the outstanding balance of the related Loan, together with any senior financing on the Properties, would equal or exceed the value of the Properties. Among the factors that could adversely affect the value of the Properties are an overall decline in the residential real estate market in the areas in which the Properties are located or a decline in the general condition of the Properties as a result of failure of borrowers to maintain adequately the Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in a Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior Loans could be higher than those currently experienced in the mortgage lending industry in general.

     Risks relating to Certain Geographic Regions where Mortgage Loans may be Concentrated. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. The Mortgage Loans underlying certain Series of Securities may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

     Book-Entry Registration. If Securities are issued in book-entry form, such registration may reduce the liquidity of such Securities in the secondary trading market, since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in book-entry Securities can be effected only through the Depository Trust Company ("DTC"), participating organizations, Financial Intermediaries and certain banks, the ability of a Holder to pledge a book-entry Security to persons or entities that do not participate in the DTC system may be limited due to lack of a physical certificate representing such Securities. Security Owners will not be recognized as Holders as such term is used in the related Agreement, and Security Owners will be permitted to exercise the rights of Holders only indirectly through DTC and its Participants.

     In addition, Holders may experience some delay in their receipt of distributions of principal of and interest on book-entry Securities, since distributions are required to be forwarded by the applicable Trustee to DTC and DTC will then be required to credit such distributions to the accounts of Depository participants, which thereafter will be required to credit them to the accounts of Holders either directly or indirectly through Financial Intermediaries.

     Pre-Funding May Adversely Affect Investment. If a Trust Fund includes a Pre-Funding Account and the Principal Balance of additional Loans delivered to the Trust Fund during the Pre-Funding Period is less than the original Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

     The ability of a Trust Fund to invest in subsequent Loans during the related Pre-Funding Period will be dependant on the ability of the Seller to originate or acquire Loans that satisfy the requirements for transfer to the Trust Fund. The ability of the Seller to originate or acquire such Loans will be affected by a variety of social and economic factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions.

     Although subsequent Loans must satisfy the characteristics described in the related Prospectus Supplement and generally must be selected on the basis of the same criteria as those used to select the initial Loans, such Loans may have been originated more recently than the Loans originally transferred to the Trust Fund and may be of a lesser credit quality. As a result, the addition of subsequent Loans may adversely affect the performance of the related Securities.

     Bankruptcy Risks. Federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the related debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the related mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

     Consequences of Owning Original Issue Discount Securities. Debt Securities that are Compound Interest Securities will be, and certain of the Debt Securities may be, issued with original issue discount for federal income tax purposes. A Holder of Debt Securities issued with original issue discount will be required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income. Accrued but unpaid interest on the Debt Securities that are Compound Interest Securities generally will be treated as having original issue discount for this purpose. See "Certain Federal Income Tax Considerations--Interest and Acquisition Discount" herein.

     REMIC-Related Risks. Holders of Residual Interest Securities will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Considerations." Accordingly, under certain circumstances, Holders of Securities that constitute Residual Interest Securities may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual Holders of Residual Interest Securities may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Interest Securities are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Interest Securities, the taxable income arising in a given year on a Residual Security will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Interest Security may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations that provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of such regulations. See "Certain Federal Income Tax Considerations--Taxation of Holders of Residual Interest Securities--Mark to Market Rules."

     Unsecured Home Improvement and Other Loans. The Trust Fund for any Series may include Home Improvement Contracts that are not secured by an interest in real estate or otherwise. The Trust Fund for any Series may also include home equity contracts that were originated with Loan-to-Value Ratios or Combined Loan-to-Value Ratios in excess of the value of the related Mortgaged Property pledged as security therefor. Under such circumstances, the Trust Fund for the related Series could be treated as a general unsecured creditor as to any unsecured portion of any such Loan. In the event of a default under a Loan that is unsecured in whole or in part, the related Trust Fund will have recourse only against the borrower's assets generally for the unsecured portion of the Loan, along with all other general unsecured creditors of the borrower. In a bankruptcy or insolvency proceeding relating to a borrower on any such Loan, the unsecured obligations of the borrower with respect to such Loan may be discharged, even though the value of the borrower's assets made available to the related Trust Fund as a general unsecured creditor is insufficient to pay amounts due and owning under the related Loan.

     Risk of Losses Associated with Adjustable Rate Loans. Adjustable rate Loans may be underwritten on the basis of an assessment that Mortgagors will have the ability to make payments in higher amounts after relatively short periods of time. In some instances, Mortgagors' income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase.

     Potential Liability For Environmental Conditions. Real property pledged as security to a lender may be subject to certain environmental risks. Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. In certain circumstances, these laws and regulations impose obligations on owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

     In particular, under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

     In addition, under the laws of some states and under the Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property.

     Under the laws of some states, and under CERCLA and the Federal Solid Waste Disposal Act, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, or releases of petroleum from an underground storage tank, under certain circumstances. See "Certain Legal Aspects of the Loans--Environmental Risks."

     Consumer Protection Laws May Affect Loans. Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the Loan to damages and administrative enforcement.

     The Loans are also subject to federal laws, including:

          (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

          (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

          (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and

          (iv) for loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

     The Riegle Act. Certain mortgage loans are subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act"), which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specified statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

     The Home Improvement Contracts are also subject to the Preservation of Consumers' Claims and Defenses regulations of the Federal Trade Commission and other similar federal and state statutes and regulations (collectively, the "Holder in Due Course Rules"), which protect the homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the obligor to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. The Holder in Due Course Rules have the effect of subjecting any assignee of the seller in a consumer credit transaction to all claims and defenses the obligor in the credit sale transaction could assert against the seller of the goods.

     Violations of certain provisions of these federal laws may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans and in addition, could subject the Trust Fund to damages and administrative enforcement. See "Certain Legal Aspects of the Loans."

     Contracts Will Not Be Stamped. In order to give notice of the right, title and interest of Holders to the Home Improvement Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the applicable Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trust Fund. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Holders in the Home Improvement Contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts."

     Ratings Are Not Recommendations. It will be a condition to the issuance of a Series of Securities that they be rated in one of the four highest rating categories by the Rating Agencies identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the Primary Assets and any Enhancement with respect to such Series. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agencies if in their judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Primary Assets, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of an Enhancer or a change in the rating of such Enhancer's long term debt.


                         DESCRIPTION OF THE SECURITIES

General

     Each Series of Notes will be issued pursuant to an indenture (each, an "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as Indenture Trustee with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Certificates will also be issued in Series pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Servicer, if the Series relates to Loans, and the Trustee. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates.

     The Seller may agree to reimburse the Depositor for certain fees and expenses of the Depositor incurred in connection with the offering of the Securities.

     The following summaries describe certain provisions in the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series of Securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

     Each Series of Securities will consist of one or more Classes of Securities, one or more of which may be Compound Interest Securities, Variable Interest Securities, PAC Securities, Zero Coupon Securities, Principal Only Securities, Interest Only Securities or Participating Securities. A Series may also include one or more Classes of Subordinated Securities. The Securities of each Series will be issued only in fully registered form, without coupons, in the authorized denominations for each Class specified in the related Prospectus Supplement. Upon satisfaction of the conditions, if any, applicable to a Class of a Series, as described in the related Prospectus Supplement, the transfer of the Securities may be registered and the Securities may be exchanged at the office of the applicable Trustee specified in the Prospectus Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. If specified in the related Prospectus Supplement, one or more Classes of a Series may be available in book-entry form only.

     Unless otherwise provided in the related Prospectus Supplement, payments of principal of and interest on a Series of Securities will be made on the Distribution Dates specified in the Prospectus Supplement relating to such Series by check mailed to Holders of such Series, registered as such at the close of business on the record date specified in the related Prospectus Supplement applicable to such Distribution Dates at their addresses appearing on the security register, except that (a) payments may be made by wire transfer (at the expense of the Holder requesting payment by wire transfer) in certain circumstances described in the related Prospectus Supplement and (b) final payments of principal in retirement of each Security will be made only upon presentation and surrender of such Security at the office of the applicable Trustee specified in the Prospectus Supplement. Notice of the final payment on a Security will be mailed to the Holder of such Security before the Distribution Date on which the final principal payment on any Security is expected to be made to the Holder of such Security.

     Payments of principal of and interest on the Securities will be made by the applicable Trustee, or a paying agent on behalf of such Trustee, as specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, all payments with respect to the Primary Assets for a Series, together with reinvestment income thereon, amounts withdrawn from any Reserve Fund, and amounts available pursuant to any other Enhancement will be deposited directly into the Collection Account. If provided in the related Prospectus Supplement, such deposits may be net of certain amounts payable to the related Servicer and any other person specified in such Prospectus Supplement. Such amounts thereafter will be deposited into the Distribution Account(s) and will be available to make payments on the Securities of such Series on the next Distribution Date. See "The Trust Funds--Collection and Distribution Accounts."

Valuation of the Primary Assets

     If specified in the related Prospectus Supplement for a Series of Notes, each Primary Asset included in the related Trust Fund for a Series will be assigned an initial "Asset Value." Unless otherwise specified in the related Prospectus Supplement, at any time the Asset Value of the Primary Assets will be equal to the product of the Asset Value Percentage as set forth in the Indenture and the lesser of (a) the stream of remaining regularly scheduled payments on the Primary Assets, net, unless otherwise provided in the related Prospectus Supplement, of certain amounts payable as expenses, together with income earned on each such scheduled payment received through the day preceding the next Distribution Date at the Assumed Reinvestment Rate, if any, discounted to present value at the highest interest rate on the Notes of such Series over periods equal to the interval between payments on the Notes, and
(b) the then-outstanding Principal Balance of the Primary Assets. Unless otherwise specified in the related Prospectus Supplement, the initial Asset Value of the Primary Assets will be at least equal to the principal amount of the Notes of the related Series at the date of issuance thereof.

     The "Assumed Reinvestment Rate," if any, for a Series will be the highest rate permitted by the Rating Agencies or a rate insured by means of a surety bond, guaranteed investment contract, Deposit Agreement or other arrangement satisfactory to the Rating Agencies. If the Assumed Reinvestment Rate is so insured, the related Prospectus Supplement will set forth the terms of such arrangement.

Payments of Interest

     The Securities of each Class by their terms entitled to receive interest will bear interest (calculated, unless otherwise specified in the related Prospectus Supplement, on the basis of a 360-day year of twelve 30-day months) from the date and at the per annum rate specified, or calculated in the method described, in the related Prospectus Supplement. Interest on such Securities of a Series will be payable on the Distribution Date specified in the related Prospectus Supplement. The rate of interest on Securities of a Series may be variable or may change with changes in the annual percentage rates of the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund and/or as prepayments occur with respect to such Loans or Underlying Loans, as applicable. Principal Only Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on Zero Coupon Securities that is not paid on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

     Interest payable on the Securities on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding such Distribution Date.

Payments of Principal

     On each Distribution Date for a Series, principal payments will be made to the Holders of the Securities of such Series on which principal is then payable, to the extent set forth in the related Prospectus Supplement. Such payments will be made in an aggregate amount determined as specified in the related Prospectus Supplement and will be allocated among the respective Classes of a Series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) set forth in the related Prospectus Supplement.

Final Scheduled Distribution Date

     The Final Scheduled Distribution Date with respect to each Class of a Series of Notes is the date no later than which the principal thereof will be fully paid and with respect to each Class of a Series of Certificates will be the date on which the entire aggregate principal balance of such Class is expected to be reduced to zero, in each case calculated on the basis of the assumptions applicable to such Series described in the related Prospectus Supplement. The Final Scheduled Distribution Date for each Class of a Series will be specified in the related Prospectus Supplement. Since payments on the Primary Assets will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual final Distribution Date of any such Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date. Furthermore, with respect to a Series of Certificates, unless otherwise specified in the related Prospectus Supplement, as a result of delinquencies, defaults and liquidations of the Primary Assets in the Trust Fund, the actual final Distribution Date of any Certificate may occur later than its Final Scheduled Distribution Date. No assurance can be given as to the actual prepayment experience with respect to a Series. See "Weighted Average Life of the Securities" below.

Special Redemption

     If so specified in the Prospectus Supplement relating to a Series of Securities having other than monthly Distribution Dates, one or more Classes of Securities of such Series may be subject to special redemption, in whole or in part, on the day specified in the related Prospectus Supplement (the "Special Redemption Date") if, as a consequence of prepayments on the Loans or Underlying Loans, as applicable, relating to such Securities, or low yields then available for reinvestment, the entity specified in the related Prospectus Supplement determines, based on assumptions specified in the applicable Agreement, that the amount available for the payment of interest that will have accrued on such Securities (the "Available Interest Amount") through the designated interest accrual date specified in the related Prospectus Supplement is less than the amount of interest that will have accrued on such Securities to such date. In such event and as further described in the related Prospectus Supplement, the applicable Trustee will redeem a principal amount of outstanding Securities of such Series as will cause the Available Interest Amount to equal the amount of interest that will have accrued through such designated interest accrual date for such Series of Securities outstanding immediately after such redemption.

Optional Redemption, Purchase or Termination

     The Depositor or the Servicer may, at its option, redeem, in whole or in part, one or more Classes of Notes or purchase one or more Classes of Certificates of any Series, on any Distribution Date under the circumstances, if any, specified in the Prospectus Supplement relating to such Series. Alternatively, if so specified in the related Prospectus Supplement for a Series of Certificates, the Depositor, the Servicer, or another entity designated in the related Prospectus Supplement may, at its option, cause an early termination of a Trust Fund by repurchasing all of the Primary Assets from such Trust Fund on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Certificates or Primary Assets, as specified in the related Prospectus Supplement, is equal to or less than the amount or percentage specified in the related Prospectus Supplement. Notice of such redemption, purchase or termination must be given by the Depositor or the Trustee prior to the related date. The redemption, purchase or repurchase price will be set forth in the related Prospectus Supplement. If specified in the related Prospectus Supplement, in the event that a REMIC election has been made, the Trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code.

     In addition, the Prospectus Supplement may provide other circumstances under which Holders of Securities of a Series could be fully paid significantly earlier than would otherwise be the case if payments or distributions were solely based on the activity of the related Primary Assets.

Weighted Average Life of the Securities

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. Unless otherwise specified in the related Prospectus Supplement, the weighted average life of the Securities of a Class will be influenced by the rate at which the amount financed under the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the Trust Fund for a Series is paid, which may be in the form of scheduled amortization or prepayments.

     Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The Prospectus Supplement for a Series of Securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each Class of Securities of such Series and the percentage of the original principal amount of each Class of Securities of such Series that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

     There is, however, no assurance that prepayment of the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund will conform to any level of any prepayment standard or model specified in the related Prospectus Supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the Loans or Underlying Loans either from time to time or over the lives of such Loans or Underlying Loans.

     The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the Loans or Underlying Loans, as applicable, for a Series may have different interest rates. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Loans or Underlying Loans relating to the Private Securities, as applicable. If any Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Classes of the Series may be fully paid prior to their respective Final Scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.


                                THE TRUST FUNDS

General

     The Notes of each Series will be secured by the pledge of the assets of the related Trust Fund, and the Certificates of each Series will represent interests in the assets of the related Trust Fund. The Trust Fund of each Series will include assets purchased from the Seller composed of (i) the Primary Assets, (ii) amounts available from the reinvestment of payments on such Primary Assets at the Assumed Reinvestment Rate, if any, specified in the related Prospectus Supplement, (iii) any Enhancement, (iv) any Property that secured a Loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession and (v) the amount, if any, initially deposited into the Collection Account or Distribution Account(s) for a Series as specified in the related Prospectus Supplement.

     The Securities will be non-recourse obligations of the related Trust Fund. The assets of the Trust Fund specified in the related Prospectus Supplement for a Series of Securities, unless otherwise specified in the related Prospectus Supplement, will serve as collateral only for that Series of Securities. Holders of a Series of Notes may only proceed against such collateral securing such Series of Notes in the case of a default with respect to such Series of Notes and may not proceed against any assets of the Depositor or the related Trust Fund not pledged to secure such Notes.

     The Primary Assets for a Series will be sold by the Seller to the Depositor or purchased by the Depositor in the open market or in privately negotiated transactions, which may include transactions with affiliates and will be transferred by the Depositor to the Trust Fund. Loans relating to a Series will be serviced by the Servicer, which may be the Seller, specified in the related Prospectus Supplement, pursuant to a Pooling and Servicing Agreement, with respect to a Series of Certificates or a servicing agreement (each, a "Servicing Agreement") between the Trust Fund and Servicer, with respect to a Series of Notes.

     If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the Trustee of such Trust Fund specified in the related Prospectus Supplement.

     With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Primary Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related Enhancement.

     Primary Assets included in the Trust Fund for a Series may consist of any combination of Loans and Private Securities, to the extent and as specified in the related Prospectus Supplement.

The Loans

     Mortgage Loans. The Primary Assets for a Series may consist, in whole or in part, of closed-end home equity loans (the "Closed-End Loans") and/or revolving home equity loans or certain balances therein (the "Revolving Credit Line Loans" and, together with the Closed-End Loans, the "Mortgage Loans") secured by mortgages primarily on Single Family Properties that may be subordinated to other mortgages on the same Mortgaged Property. The Mortgage Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

     The full principal amount of a Closed-End Loan is advanced at origination of the loan and generally is repayable in equal (or substantially equal) installments of an amount sufficient to fully amortize such loan at its stated maturity. Unless otherwise described in the related Prospectus Supplement, the original terms to stated maturity of Closed-End Loans will not exceed 360 months. Principal amounts on a Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the related Prospectus Supplement) or repaid under each Revolving Credit Line Loan from time to time, but may be subject to a minimum periodic payment. Except to the extent provided in the related Prospectus Supplement, the Trust Fund will not include any amounts borrowed under a Revolving Credit Line Loan after the Cut-off Date. As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introductory rates offered from time to time during promotional periods, is computed and payable monthly on the average daily Principal Balance of such Loan. Under certain circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest that accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

     The rate of prepayment on the Mortgage Loans cannot be predicted. Home equity loans have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the Revolving Credit Line Loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgages. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and the frequency and amount of any future draws on any Revolving Credit Line Loans. Other factors that might be expected to affect the prepayment rate of a pool of home equity mortgage loans or home improvement contracts include the amounts of, and interest rates on, the underlying first mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. Moreover, the enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses in Mortgage Loans."

     Collections on Revolving Credit Line Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain Revolving Credit Line Loans and, in more limited circumstances, Closed-End Loans with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire Principal Balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the Mortgage Loans may vary due to seasonal purchasing and the payment habits of borrowers.

     The Mortgaged Properties will include Single Family Property (i.e., one- to four-family residential housing, including Condominium Units and Cooperative Dwellings) and mixed-use property. Mixed-use properties will consist of structures of no more than three stories that include one- to four-residential dwelling units and space used for retail, professional or other commercial uses. Such uses, which will not involve more than 50% of the space in the structure, may include doctor, dentist or law offices, real estate agencies, boutiques, newsstands, convenience stores or other similar types of uses intended to cater to individual customers as specified in the related Prospectus Supplement. The properties may be located in suburban or metropolitan districts. Any such non-residential use will be in compliance with local zoning laws and regulations. The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each Single Family Property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least ten years (unless otherwise provided in the related Prospectus Supplement) greater than the term of the related Loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

     Unless otherwise specified in the related Prospectus Supplement, Mortgages on Cooperative Dwellings consist of a lien on the shares issued by such Cooperative Dwelling and the proprietary lease or occupancy agreement relating to such Cooperative Dwelling.

     The aggregate Principal Balance of Loans secured by Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Mortgage Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes.

     Unless otherwise specified in the related Prospectus Supplement, the initial Combined Loan-to-Value Ratio of a Loan is computed in the manner described in the related Prospectus Supplement, taking into account the amounts of any related senior mortgage loans.

     Home Improvement Contracts. The Primary Assets for a Series may consist, in whole or in part, of home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") originated by a home improvement contractor in the ordinary course of business. As specified in the related Prospectus Supplement, the Home Improvement Contracts will either be unsecured or secured by the Mortgages primarily on Single Family Properties, which are generally subordinated to other mortgages on the same Mortgaged Property or by purchase money security interests in the Home Improvements financed thereby. Unless otherwise specified in the applicable Prospectus Supplement, the Home Improvement Contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the home improvements (the "Home Improvements") securing the Home Improvement Contracts include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The initial Loan-to-Value Ratio of a Home Improvement Contract will be computed in the manner described in the related Prospectus Supplement.

     Additional Information. The selection criteria that will apply with respect to the Loans, including, but not limited to, the Combined
Loan-to-Value Ratios or Loan-to-Value Ratios, as applicable, original terms to maturity and delinquency information, will be specified in the related Prospectus Supplement.

     The Loans for a Series may include Loans that do not amortize their entire Principal Balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining Principal Balance at maturity, as specified in the related Prospectus Supplement. As further described in the related Prospectus Supplement, the Loans for a Series may include Loans that do not have a specified stated maturity.

     The Loans will be conventional contracts or contracts insured by the Federal Housing Administration (the "FHA") or partially guaranteed by the Veterans Administration (the "VA"). Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. Such Loans will be insured under various FHA programs. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Loans relating to a Series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time or origination of such loan.

     The insurance premiums for Loans insured by the FHA are collected by lenders approved by the Department of Housing and Urban Development ("HUD") and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or upon assignment of the defaulted Loan to HUD. With respect to a defaulted FHA-insured Loan, the Servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the Servicer or HUD, that default was caused by circumstances beyond the mortgagor's control, the Servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. Such plans may involve the reduction or suspension of regular mortgage payments for a specified period, with such payments to be made upon or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or beyond the maturity date. In addition, when a default caused by such circumstances is accompanied by certain other criteria, HUD may provide relief by making payments to the Servicer in partial or full satisfaction of amounts due under the Loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the Servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the Loan and HUD must have rejected any request for relief from the mortgagor before the Servicer may initiate foreclosure proceedings.

     HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debenture interest rate. The Servicer of each FHA-insured Loan will be obligated to purchase any such debenture issued in satisfaction of such Loan upon default for an amount equal to the principal amount of any such debenture.

     The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted Loan adjusted to reimburse the Servicer for certain costs and expenses and to deduct certain amounts received or retained by the Servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to such date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the Loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Loan, bears interest from a date 30 days after the mortgagor's first uncorrected failure to perform any obligation to make any payment due under the Loan and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

     Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (the "VA Guaranty"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances, the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration.

     The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. The VA may, at its option and without regard to the guaranty, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

     With respect to a defaulted VA guaranteed Loan, the Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guaranty is submitted after liquidation of the Mortgaged Property.

     The amount payable under the guaranty will be the percentage of the VA-insured Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guaranty will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the Mortgaged Property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

     The related Prospectus Supplement for each Series will provide information with respect to the Loans that are Primary Assets as of the Cut-off Date, including, among other things, and to the extent relevant: (a) the aggregate unpaid Principal Balance of the Loans; (b) the range and weighted average Loan Rate on the Loans, and, in the case of adjustable rate Loans, the range and weighted average of the current Loan Rates and the Lifetime Rate Caps, if any; (c) the range and average Principal Balance of the Loans; (d) the weighted average original and remaining term-to-stated maturity of the Loans and the range of original and remaining terms-to-stated maturity, if applicable; (e) the range and weighted average of Combined Loan-to-Value Ratios or Loan-to-Value Ratios for the Loans, as applicable; (f) the percentage (by Principal Balance as of the Cut-off Date) of Loans that accrue interest at adjustable or fixed interest rates; (g) any special hazard Insurance Policy or bankruptcy bond or other enhancement relating to the Loans; (h) the percentage (by Principal Balance as of the Cut-off Date) of Loans that are secured by Mortgaged Properties or Home Improvements or that are unsecured; (i) the geographic distribution of any Mortgaged Properties securing the Loans; (j) the percentage of Loans (by Principal Balance as of the Cut-off Date) that are secured by Single Family Properties, shares relating to Cooperative Dwellings, Condominium Units, investment property and vacation or second homes; (k) the lien priority of the Loans; (l) the delinquency status and year of origination of the Loans; (m) whether such Loans are Closed-End Loans and/or Revolving Credit Line Loans; and (n) in the case of Revolving Credit Line Loans, the general payments and credit line terms of such Loans and other pertinent features thereof. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Loans for a Series.

     If information of the nature described above respecting the Loans is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days after the initial issuance of such Securities.

Private Securities

     General. Primary Assets for a Series may consist, in whole or in part, of Private Securities that include pass-through certificates representing beneficial interests in loans of the type that would otherwise be eligible to be Loans (the "Underlying Loans") or (b) collateralized obligations secured by Underlying Loans. Such pass-through certificates or collateralized obligations will have previously been (a) offered and distributed to the public pursuant to an effective registration statement or (b) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the three preceding months); provided a period of three years elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and Private Securities themselves will not be so insured or guaranteed.

     Private Securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the Underlying Loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the Underlying Loans. Underlying Loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

     The sponsor of the Private Securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interests in such trusts. If so specified in the Prospectus Supplement, the PS Sponsor may be an affiliate of the Depositor. The obligations of the PS Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PS Sponsor will not have guaranteed any of the assets conveyed to the related trust or any of the Private Securities issued under the PS Agreement. Additionally, although the Underlying Loans may be guaranteed by an agency or instrumentality of the United States, the Private Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Private Securities on the dates specified in the related Prospectus Supplement. The Private Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Securities by the PS Trustee or the PS Servicer. The PS Sponsor or the PS Servicer may have the right to repurchase the Underlying Loans after a certain date or under other circumstances specified in the related Prospectus Supplement.

     The Underlying Loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Such Underlying Loans will be secured by mortgages on Mortgaged Properties.

     Credit Support Relating to Private Securities. Credit support in the form of Reserve Funds, subordination of other private securities issued under the PS Agreement, guarantees, cash collateral accounts, Security Policies or other types of credit support may be provided with respect to the Underlying Loans or with respect to the Private Securities themselves. The type, characteristics and amount of credit support will be a function of certain characteristics of the Underlying Loans and other factors and will have been established for the Private Securities on the basis of requirements of the nationally recognized statistical rating organization that rated the Private Securities. Additional Information. The Prospectus Supplement for a Series for which the Primary Assets include Private Securities will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Prospectus Supplement), to the extent relevant and to the extent such information is reasonably available to the Depositor and the Depositor reasonably believes such information to be reliable: (i) the aggregate approximate principal amount and type of the Private Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of the Underlying Loans, including (a) the payment features of such Underlying Loans (i.e., whether they are Closed-End Loans and/or Revolving Credit Line Loans, whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (b) the approximate aggregate Principal Balance, if known, of such Underlying Loans insured or guaranteed by a governmental entity, (c) the servicing fee or range of servicing fees with respect to the Underlying Loans, (d) the minimum and maximum stated maturities of such Underlying Loans at origination, (e) the lien priority of such Underlying Loans and (f) the delinquency status and year of origination of such Underlying Loans; (iii) the maximum original term-to-stated maturity of the Private Securities; (iv) the weighted average term-to-stated maturity of the Private Securities; (v) the pass-through or certificate rate or ranges thereof for the Private Securities; (vi) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such Private Securities; (vii) certain characteristics of credit support if any, such as Reserve Funds, Security Policies or guarantees relating to such Loans underlying the Private Securities or to such Private Securities themselves; (viii) the terms on which Underlying Loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Securities; and (ix) the terms on which Underlying Loans may be substituted for those originally underlying the Private Securities.


     If information of the nature described above representing the Private Securities is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days of the initial issuance of such Securities.

Collection and Distribution Accounts

     A separate Collection Account will be established by the Trustee or the Servicer, in the name of the Trustee, for each Series of Securities for receipt of the amount of cash, if any, specified in the related Prospectus Supplement to be initially deposited therein by the Depositor, all amounts received on or with respect to the Primary Assets and, unless otherwise specified in the related Prospectus Supplement, income earned thereon. Certain amounts on deposit in such Collection Account and certain amounts available pursuant to any Enhancement, as provided in the related Prospectus Supplement, will be deposited into the applicable Distribution Account, which will also be established by the applicable Trustee for each such Series of Securities, for distribution to the related Holders. Unless otherwise specified in the related Prospectus Supplement, the applicable Trustee will invest the funds in the Collection Account and the Distribution Account(s) in Eligible Investments maturing, with certain exceptions, not later, in the case of funds in the Collection Account, than the day preceding the date such funds are due to be deposited into the Distribution Account(s) or otherwise distributed and, in the case of funds in the Distribution Account(s), than the day preceding the next Distribution Date for the related Series of Securities. Eligible Investments include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, certain repurchase agreements of United States government securities and certain guaranteed investment contracts, in each case acceptable to the Rating Agencies.

     Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any Deposit Agreement or Minimum Principal Payment Agreement as specified in the related Prospectus Supplement.

     If specified in the related Prospectus Supplement, a Trust Fund will include one or more segregated trust accounts (each, a "Pre-Funding Account") established and maintained with the Trustee for the related Series. If so specified, on the Closing Date for such Series, a portion of the proceeds of the sale of the Securities of such Series (such amount, the "Pre-Funded Amount") will be deposited into the Pre-Funding Account and may be used to purchase additional Primary Assets during the period of time specified in the related Prospectus Supplement (the "Pre-Funding Period"). In no case will the Pre-Funded Amount exceed 50% of the aggregate principal amount of the related Securities, and in no case will the Pre-Funding Period exceed one year. The Primary Assets to be so purchased generally will be selected on the basis of the same criteria as those used to select the initial Primary Assets, and the same representations and warranties will be made with respect thereto. If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the Notes and/or the Certificates of the applicable Series.

     If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized Interest Account") may be established and maintained with the Trustee for the related Series. On the Closing Date for such Series, a portion of the proceeds of the sale of the Securities of such Series will be deposited into the Capitalized Interest Account and used to fund the excess, if any, of the sum of (i) the amount of interest accrued on the Securities of such Series and (ii) if specified in the related Prospectus Supplement, certain fees or expenses during the Pre-Funding Period, over the amount of interest available therefor from the Primary Assets in the Trust Fund. Any amounts on deposit in the Capitalized Interest Account at the end of the Pre-Funding Period that are not necessary for such purposes will be distributed to the person specified in the related Prospectus Supplement.


                                  ENHANCEMENT

     If stated in the Prospectus Supplement relating to a Series of Securities, simultaneously with the Depositor's assignment of the Primary Assets to the Trustee, the Depositor will obtain a Security Policy, issue Subordinated Securities or obtain any other form of enhancement or combination thereof (collectively, "Enhancement") in favor of the Trustee on behalf of the Holders of the related Series or designated Classes of such Series from an institution or by other means acceptable to the Rating Agencies. The Enhancement will support the payment of principal of and interest on the Securities, and may be applied for certain other purposes to the extent and under the conditions set forth in such Prospectus Supplement. Enhancement for a Series may include one or more of the following forms, or such other form as may be specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, any of such Enhancement may be structured so as to protect against losses relating to more than one Trust Fund, in the manner described therein.

Subordinated Securities

     If specified in the related Prospectus Supplement, Enhancement for a Series may consist of one or more Classes of Subordinated Securities. The rights of the related Subordinated Securityholders to receive distributions on any Distribution Date will be subordinate in right and priority to the rights of Holders of Senior Securities of the Series, but only to the extent described in the related Prospectus Supplement.

Insurance

     If stated in the related Prospectus Supplement, Enhancement for a Series may consist of special hazard Insurance Policies, bankruptcy bonds and other types of insurance relating to the Primary Assets, as described below and in the related Prospectus Supplement.

     Pool Insurance Policy. If so specified in the Prospectus Supplement relating to a Series of Securities, the Depositor will obtain a pool insurance policy (the "Pool Insurance Policy") for the Loans in the related Trust Fund. The Pool Insurance Policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default. but will not cover the portion of the Principal Balance of any Loan that is required to be covered by any primary mortgage Insurance Policy. The amount and terms of any such coverage will be set forth in the related Prospectus Supplement.

     Special Hazard Insurance Policy. Although the terms of such policies vary to some degree, a special hazard Insurance Policy typically provides that, where there has been damage to Property securing a defaulted or foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard Insurance Policy or any flood Insurance Policy, if applicable, required to be maintained with respect to such Property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard Insurance Policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such Property or (ii) upon transfer of such Property to the special hazard insurer, the unpaid Principal Balance of such Loan at the time of acquisition of such Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such Property. If the unpaid Principal Balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of such Property. Any amount paid as the cost of repair of such Property will reduce coverage by such amount. Special hazard Insurance Policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

     Restoration of the Property with the proceeds described under (i) above is expected to satisfy the condition under any Pool Insurance Policy that such Property be restored before a claim under such Pool Insurance Policy may be validly presented with respect to the defaulted Loan secured by such Property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Loan under any Pool Insurance Policy. Therefore, so long as such Pool Insurance Policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid Principal Balance of the related Loan plus accrued interest and certain expenses will not affect the total amount in respect of insurance proceeds paid to Holders of the Securities, but will affect the relative amounts of coverage remaining under the special hazard Insurance Policy and Pool Insurance Policy.

     Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the Property securing the related Loan at an amount less than the then-outstanding Principal Balance of such Loan. The amount of the secured debt could be reduced to such value, and the holder of such Loan thus would become an unsecured creditor to the extent the Principal Balance of such Loan exceeds the value so assigned to the Property by the bankruptcy court. In addition, certain other modifications of the terms of a Loan can result from a bankruptcy proceeding. See "Certain Legal Aspects of the Loans." If so provided in the related Prospectus Supplement, the Depositor or other entity specified in the related Prospectus Supplement will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Loan or a reduction by such court of the principal amount of a Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

     The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement for all Loans in the Trust Fund for such Series. Such amount will be reduced by payments made under such bankruptcy bond in respect of such Loans, unless otherwise specified in the related Prospectus Supplement, and will not be restored.

Reserve Funds

     If so specified in the Prospectus Supplement relating to a Series of Securities, the Depositor will deposit into one or more funds to be established with the applicable Trustee as part of the Trust Fund for such Series or for the benefit of any Enhancer with respect to such Series (each, a "Reserve Fund") cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments meeting the criteria of the Rating Agencies rating any Series of the Securities in the amount specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Fund for a Series may be funded over time through application of all or a portion of the excess cash flow from the Primary Assets for such Series, to the extent described in the related Prospectus Supplement. If applicable, the initial amount of the Reserve Fund and the Reserve Fund maintenance requirements for a Series of Securities will be described in the related Prospectus Supplement.

     Amounts withdrawn from any Reserve Fund will be applied by the applicable Trustee to make payments on the Securities of a Series, to pay expenses, to reimburse any Enhancer or for any other purpose, in the manner and to the extent specified in the related Prospectus Supplement.

     Amounts deposited into a Reserve Fund will be invested by the applicable Trustee in Eligible Investments maturing no later than the day specified in the related Prospectus Supplement.

Minimum Principal Payment Agreement

     If stated in the Prospectus Supplement relating to a Series of Securities, the Depositor will enter into a Minimum Principal Payment Agreement with an entity meeting the criteria of the Rating Agencies pursuant to which such entity will provide certain payments on the Securities of such Series in the event that aggregate scheduled principal payments and/or prepayments on the Primary Assets for such Series are not sufficient to make certain payments on the Securities of such Series, as provided in the Prospectus Supplement.

Deposit Agreement

     If specified in a Prospectus Supplement, the Depositor and the applicable Trustee for such Series of Securities will enter into a Deposit Agreement with the entity specified in such Prospectus Supplement on or before the sale of such Series of Securities. The purpose of a Deposit Agreement would be to accumulate available cash for investment so that such cash, together with income thereon, can be applied to future distributions on one or more Classes of Securities. The Prospectus Supplement for a Series of Securities pursuant to which a Deposit Agreement is used will contain a description of the terms of such Deposit Agreement.


                              SERVICING OF LOANS

General

     Customary servicing functions with respect to Loans comprising the Primary Assets in the Trust Fund will be provided by the Servicer directly pursuant to the related Servicing Agreement or Pooling and Servicing Agreement, as the case may be, with respect to a Series of Securities.

Collection Procedures; Escrow Accounts

     The Servicer will make reasonable efforts to collect all payments required to be made under the Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Loan and (ii) to the extent provided in the related Agreement, arrange with an obligor a schedule for the liquidation of delinquencies by extending the Due Dates for Scheduled Payments on such Loan.

     If specified in the related Prospectus Supplement, the Servicer, to the extent permitted by law, will establish and maintain escrow or impound accounts (each, an "Escrow Account") with respect to Loans in which payments by obligors to pay taxes, assessments, mortgage and hazard Insurance Policy premiums, and other comparable items will be deposited. Loans may not require such payments under the loan related documents, in which case the Servicer would not be required to establish any Escrow Account with respect to such Loans. Withdrawals from the Escrow Accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the property securing the related Loan and to clear and terminate such Escrow Account. The Servicer will be responsible for the administration of the Escrow Accounts and generally will make advances to such accounts when a deficiency exists therein.

Deposits to and Withdrawals from the Collection Account

     Unless otherwise specified in the related Prospectus Supplement, the Trustee or the Servicer will establish a separate account (the "Collection Account") in the name of the Trustee. Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an account maintained (i) at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated by each Rating Agency rating the Securities of such Series at levels satisfactory to each Rating Agency or (ii) in an account or accounts the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation or that are secured in a manner meeting requirements established by each Rating Agency.

     Unless otherwise specified in the related Prospectus Supplement, the funds held in the Collection Account may be invested in Eligible Investments. If so specified in the related Prospectus Supplement, the Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Depositor, the Trustee or the Seller, as appropriate, will deposit into the Collection Account for each Series on the Business Day following the Closing Date, any amounts representing Scheduled Payments due after the related Cut-off Date but received by the Servicer on or before the Closing Date, and thereafter, within two business days after the date of receipt thereof, the following payments and collections received or made by it (other than, unless otherwise provided in the related Prospectus Supplement, in respect of principal of and interest on the related Primary Assets due on or before such Cut-off Date):

          (i) All payments in respect of principal, including prepayments, on such Primary Assets;

          (ii) All payments in respect of interest on such Primary Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Primary Assets;

          (iii) All amounts received by the Servicer in connection with the liquidation of Primary Assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such Primary Assets received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law, net of related liquidation expenses ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Servicing Fee, if any, in respect of the related Primary Asset;

          (iv) All proceeds under any title insurance, hazard Insurance Policy or other Insurance Policy covering any such Primary Asset, other than proceeds to be applied to the restoration or repair of the related Property or released to the obligor in accordance with the related Agreement;

          (v) All amounts required to be deposited therein from any Reserve Fund for such Series pursuant to the related Agreement;

          (vi) All Advances made by the Servicer required pursuant to the related Agreement; and

          (vii) All repurchase prices of any such Primary Assets repurchased by the Depositor, the Servicer or the Seller pursuant to the related Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer is permitted, from time to time, to make withdrawals from the Collection Account for each Series for the following purposes:

          (i) to reimburse itself for Advances for such Series made by it pursuant to the related Agreement; provided, that the Servicer's right to reimburse itself is limited to amounts received on or in respect of particular Loans (including, for this purpose, Liquidation Proceeds and Insurance Proceeds) that represent late recoveries of Scheduled Payments with respect to which any such Advance was made;

          (ii) to the extent provided in the related Agreement, to reimburse itself for any Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or Insurance Proceeds;

          (iii) to reimburse itself from Liquidation Proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged Property and, in the event deposited into the Collection Account and not previously withheld, and to the extent that Liquidation Proceeds after such reimbursement exceed the Principal Balance of the related Loan, together with accrued and unpaid interest thereon to the Due Date for such Loan next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid Servicing Fee and any assumption fees, late payment charges, or other charges on the related Loan;

          (iv) in the event it has elected not to pay itself the Servicing Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

          (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related Agreement;

          (vi) to pay to the applicable person with respect to each Primary Asset or REO Property acquired in respect thereof that has been repurchased or removed from the Trust Fund by the Depositor, the Servicer or the Seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

          (vii) to make payments to the applicable Trustee of such Series for deposit into the related Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement; and

          (viii) to clear and terminate the Collection Account pursuant to the related Agreement.

     In addition, if the Servicer deposits into the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

Advances and Limitations Thereon

     The related Prospectus Supplement will describe the circumstances, if any, under which the Servicer will make Advances with respect to delinquent payments on Loans. If specified in the related Prospectus Supplement, the Servicer will be obligated to make Advances, and such obligation may be limited in amount, or may not be activated until a certain portion of a specified Reserve Fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the related Prospectus Supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the Servicer out of amounts received on particular Loans that represent late recoveries of principal or interest, Insurance Proceeds or Liquidation Proceeds respecting which any such Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, Insurance Proceeds or Liquidation Proceeds from the related Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account or Distribution Account(s), as the case may be, or from a specified Reserve Fund, as applicable, to the extent specified in the related Prospectus Supplement.

Maintenance of Insurance Policies and Other Servicing Procedures

     Standard Hazard Insurance; Flood Insurance. Except as otherwise specified in the related Prospectus Supplement, the Servicer will be required to maintain or to cause the obligor on each Loan to maintain a standard hazard Insurance Policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related Property is located. The standard hazard Insurance Policies will provide for coverage at least equal to the applicable state standard form of fire Insurance Policy with extended coverage for property of the type securing the related Loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the related Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard Insurance Policies relating to the Loans will be underwritten by different hazard insurers and will cover Properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard Insurance Policy or other form of Enhancement will adversely affect distributions to Holders. When a Property securing a Loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the Servicer will be required to cause flood insurance to be maintained with respect to such Property, to the extent available.

     The standard hazard Insurance Policies covering Properties securing Loans typically will contain a "coinsurance" clause, which in effect will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the Property, including any improvements on the Property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the Property, including the improvements, if any, damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such Property and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the Loans declines as the Principal Balances owing thereon decrease, and since the value of the Properties will fluctuate over time, the effect of this requirement in the event of partial loss may be that hazard Insurance Proceeds will be insufficient to restore fully the damage to the affected Property.

     Unless otherwise specified in the related Prospectus Supplement, coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or
(ii) the outstanding Principal Balance of the related Loan. Unless otherwise specified in the related Prospectus Supplement, the Servicer will also maintain on REO Property that secured a defaulted Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure or repossession, a standard hazard Insurance Policy in an amount that is at least equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO Property acquired in respect of a defaulted Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

     Any amounts collected by the Servicer under any such Insurance Policies (other than amounts to be applied to the restoration or repair of the Property, released to the obligor in accordance with normal servicing procedures or used to reimburse the Servicer for amounts to which it is entitled to reimbursement) will be deposited into the Collection Account. In the event that the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Loans, written by an insurer then acceptable to each Rating Agency that assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard Insurance Policy for each Loan or related REO Property. This blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, to deposit into the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

Realization Upon Defaulted Loans

     The Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Properties securing the related Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Property unless it determines that (i) such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Loan available to the Holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election has been made, the Servicer will be required to liquidate any Property acquired through foreclosure within two years after the acquisition of the beneficial ownership of such Property. While the holder of a Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund, if applicable, will have no ability to do so and neither the Servicer nor the Depositor will be required to do so.

     The Servicer may arrange with the obligor on a defaulted Loan a change in the terms of such Loan (a "Modification") to the extent provided in the related Prospectus Supplement. Such Modifications may only be entered into if they meet the underwriting policies and procedures employed by the Servicer in servicing receivables for its own account and meet the other conditions set forth in the related Prospectus Supplement.

Enforcement of Due-On-Sale Clauses

     Unless otherwise specified in the related Prospectus Supplement for a Series, when any Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage Insurance Policy. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Loan may not be changed in connection with an assumption.

Servicing Compensation and Payment of Expenses

     Except as otherwise provided in the related Prospectus Supplement, the Servicer will be entitled to a periodic fee as servicing compensation (the "Servicing Fee") in an amount to be determined as specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable, as specified in the related Prospectus Supplement. In addition, unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of Property in connection with defaulted Loans.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will pay certain expenses incurred in connection with the servicing of the Loans, including, without limitation, the payment of the fees and expenses of each applicable Trustee and independent accountants, payment of Security Policy and Insurance Policy premiums, if applicable, and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to Holders.

     When an obligor makes a principal prepayment in full between Due Dates on the related Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement, in order that one or more Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the applicable Trustee for deposit into the related Distribution Account an amount equal to one month's interest on the related Loan (less the Servicing Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Loans. The related Holders will suffer no loss by reason of such expenses to the extent expenses are covered under related Insurance Policies or from excess Liquidation Proceeds. If claims are either not made or paid under the applicable Insurance Policies or if coverage thereunder has been exhausted, the related Holders will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicer's expenses, are less than the Principal Balance of and unpaid interest on the related Loan that would be distributable to Holders. In addition, the Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Loan, such right of reimbursement being prior to the rights of the Holders to receive any related Insurance Proceeds, Liquidation Proceeds or amounts derived from other Enhancement. The Servicer is generally also entitled to reimbursement from the Collection Account for Advances.

     Unless otherwise specified in the related Prospectus Supplement, the rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Holders of such Series.

Evidence as to Compliance

     If so specified in the related Prospectus Supplement, the applicable Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the applicable Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Loans by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

     If so specified in the related Prospectus Supplement, the applicable Agreement for each Series will also provide for delivery to the applicable Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under such Agreement throughout the preceding calendar year.

Certain Matters Regarding the Servicer

     The Servicer for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

     If an Event of Default occurs under either a Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Unless otherwise specified in the related Prospectus Supplement, such Events of Default and the rights of a Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing Agreement" herein.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer does not have the right to assign its rights and delegate its duties and obligations under the related Agreement for each Series unless the successor Servicer accepting such assignment or delegation (i) services similar loans in the ordinary course of its business, (ii) is reasonably satisfactory to the Trustee for the related Series, (iii) has a net worth of not less than the amount specified in the related Prospectus Supplement, (iv) would not cause any Rating Agency's rating of the Securities for such Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and (v) executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, that contains an assumption by such Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the related Agreement from and after the date of such agreement. No such assignment will become effective until the Trustee or a successor Servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; however, in such instance, the assigning Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Servicer's obligations under the related Agreement; provided, that such successor or surviving entity meets the requirements for a successor Servicer set forth above.

     Except to the extent otherwise provided therein, each Agreement will provide that neither the Servicer, nor any director, officer, employee or agent of the Servicer, will be under any liability to the related Trust Fund, the Depositor or the Holders for any action taken or for failing to take any action in good faith pursuant to the related Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any breach of warranty or representations made under such Agreement or the failure to perform its obligations in compliance with any standard of care set forth in such Agreement, or liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each Agreement will further provide that the Servicer and any director, officer, employee or agent of the Servicer is entitled to indemnification from the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the related Agreement will provide that the Servicer is not under any obligation to appear in, prosecute or defend any legal action that is not incidental to its servicing responsibilities under such Agreement that, in its opinion, may involve it in any expense or liability. The Servicer may, in its discretion, undertake any such action that it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties thereto and the interests of the Holders thereunder. In such event the legal expenses and costs of such action and any liability resulting therefrom may be expenses, costs, and liabilities of the Trust Fund and the Servicer may be entitled to be reimbursed therefor out of the Collection Account.


                                THE AGREEMENTS

     The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

Assignment of Primary Assets

     General. At the time of issuance of the Securities of a Series, the Depositor will transfer, convey and assign to the Trust Fund all right, title and interest of the Depositor in the Primary Assets and other property to be transferred to the Trust Fund for a Series. Such assignment will include all principal and interest due on or with respect to the Primary Assets after the Cut-off Date specified in the related Prospectus Supplement (except for any Retained Interests). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

     Assignment of Contracts. Unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Loan, deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, a custodian on behalf of the Trustee (the "Custodian"), the Mortgage Note endorsed without recourse to the order of the Trustee or in blank, the original Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case a copy of such Mortgage will be delivered, together with a certificate that the original of such Mortgage was delivered to such recording office) and an assignment of the Mortgage in recordable form. The Trustee, or, if so specified in the related Prospectus Supplement, the Custodian, will hold such documents in trust for the benefit of the Holders.

     Unless otherwise specified in the related Prospectus Supplement, the Depositor will as to each Home Improvement Contract deliver or cause to be delivered to the Trustee (or the Custodian) the original Home Improvement Contract and copies of documents and instruments related to each Home Improvement Contract and, other than in the case of unsecured Home Improvement Contracts, the security interest in the property securing such Home Improvement Contract. In order to give notice of the right, title and interest of Holders to the Home Improvement Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trust. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Holders in the Home Improvement Contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts."

     With respect to Loans secured by Mortgages, if so specified in the related Prospectus Supplement, the Depositor will, at the time of issuance of the Securities, cause assignments to the Trustee of the Mortgages relating to the Loans for a Series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Loans. If specified in the related Prospectus Supplement, the Depositor will cause such assignments to be so recorded within the time after issuance of the Securities as is specified in the related Prospectus Supplement, in which event, the Agreement may, as specified in the related Prospectus Supplement, require the Depositor to repurchase from the Trustee any Loan the related Mortgage of which is not recorded within such time, at the price described below with respect to repurchases by reason of defective documentation. Unless otherwise provided in the related Prospectus Supplement, the enforcement of the repurchase obligation would constitute the sole remedy available to the Holders or the Trustee for the failure of a Mortgage to be recorded.

     Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the "Loan Schedule"). Such Loan Schedule will specify with respect to each Loan: the original principal amount and unpaid Principal Balance as of the Cut-off Date; the current Loan Rate; the current Scheduled Payment of principal and interest; the maturity date, if any, of the related Mortgage Note; if the Loan is an adjustable rate Loan, the Lifetime Rate Cap, if any, and the current index.

     Assignment of Private Securities. The Depositor will cause Private Securities to be registered in the name of the PS Trustee (or its nominee or correspondent). The PS Trustee (or its nominee or correspondent) will have possession of any certificated Private Securities. Unless otherwise specified in the related Prospectus Supplement, the PS Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Security. See "The Trust Funds--Private Securities" herein. Each Private Security will be identified in a schedule appearing as an exhibit to the related Agreement (the "Certificate Schedule"), which will specify the original principal amount, Principal Balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Security conveyed to the Trust Fund. In the Agreement, the Depositor will represent and warrant to the PS Trustee regarding the Private Securities: (i) that the information contained in the Certificate Schedule is true and correct in all material respects; (ii) that, immediately prior to the conveyance of the Private Securities, the Depositor had good title thereto, and was the sole owner thereof (subject to any Retained Interest); (iii) that there has been no other sale by it of such Private Securities; and (iv) that there is no existing lien, charge, security interest or other encumbrance (other than any Retained Interest) on such Private Securities.

     Repurchase and Substitution of Non-Conforming Primary Assets. Unless otherwise provided in the related Prospectus Supplement, if any document in the file relating to the Primary Assets delivered by the Depositor to the Trustee (or Custodian) is found by the Trustee within 90 days of the execution of the related Agreement (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) to be defective in any material respect and the Depositor or Seller does not cure such defect within 90 days, or within such other period specified in the related Prospectus Supplement, the Depositor or Seller will, not later than 90 days or within such other period specified in the related Prospectus Supplement, after the Trustee's notice to the Depositor or the Seller, as the case may be, of the defect, repurchase the related Primary Asset or any property acquired in respect thereof from the Trustee at a price equal to, unless otherwise specified in the related Prospectus Supplement, (a) the lesser of (i) the Principal Balance of such Primary Asset and (ii) the Trust Fund's federal income tax basis in the Primary Asset and (b) accrued and unpaid interest to the date of the next scheduled payment on such Primary Asset at the rate set forth in the related Agreement, provided, however, the purchase price shall not be limited in (i) above to the Trust Fund's federal income tax basis if the repurchase at a price equal to the Principal Balance of such Primary Asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.

     If provided in the related Prospectus Supplement, the Depositor or Seller, as the case may be, may, rather than repurchase the Primary Asset as described above, remove such Primary Asset from the Trust Fund (the "Deleted Primary Asset") and substitute in its place one or more other Primary Assets (each, a "Qualifying Substitute Primary Asset"); provided, however, that (i) with respect to a Trust Fund for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust Fund for which a REMIC election is made, after a specified time period, the Trustee must have received a satisfactory opinion of counsel that such substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax.

     Unless otherwise specified in the related Prospectus Supplement, any Qualifying Substitute Primary Asset will have, on the date of substitution,
(i) a Principal Balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the Principal Balance of the Deleted Primary Asset (the amount of any shortfall to be deposited to the Collection Account in the month of substitution for distribution to Holders), (ii) an interest rate not less than (and not more than 2% greater than) the interest rate of the Deleted Primary Asset, (iii) a remaining term-to-stated maturity not greater than (and not more than two years less than) that of the Deleted Primary Asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

     Unless otherwise provided in the related Prospectus Supplement, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the Holders or the Trustee for a material defect in a document for a Primary Asset.

     The Depositor or another entity will make representations and warranties with respect to Primary Assets for a Series. If the Depositor or such entity cannot cure a breach of any such representations and warranties in all material respects within the time period specified in the related Prospectus Supplement after notification by the Trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such Primary Asset, the Depositor or such entity will be obligated to repurchase the affected Primary Asset or, if provided in the related Prospectus Supplement, provide a Qualifying Substitute Primary Asset therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

     The Depositor's only source of funds to effect any cure, repurchase or substitution will be through the enforcement of the corresponding obligations, if any, of the responsible originator or seller of such Primary Assets. See "Special Considerations--Limited Assets."

     No Holder of Securities of a Series, solely by virtue of such Holder's status as a Holder, will have any right under the applicable Agreement for such Series to institute any proceeding with respect to such Agreement, unless such Holder previously has given to the applicable Trustee for such Series written notice of default and unless the Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series have made written request upon the applicable Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to such Trustee reasonable indemnity, and such Trustee for 60 days has neglected or refused to institute any such proceeding.

Reports to Holders

     The applicable Trustee or other entity specified in the related Prospectus Supplement will prepare and forward to each Holder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

          (i) the amount of principal distributed to Holders of the related Securities and the outstanding principal balance of such Securities following such distribution;

          (ii) the amount of interest distributed to Holders of the related Securities and the current interest on such Securities;

          (iii) the amount of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such Securities or (c) any current shortfall in amounts to be distributed as accrued interest to Holders of such Securities;

          (iv) the amount of (a) any overdue payments of scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such Securities, (c) any current shortfall in receipt of scheduled principal payments on the related Primary Assets or
     (d) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of such Securities;

          (v) the amount received under any related Enhancement, and the remaining amount available under such Enhancement;

          (vi) the amount of any delinquencies with respect to payments on the related Primary Assets;

          (vii) the book value of any REO Property acquired by the related Trust Fund; and

          (viii) such other information as specified in the related Agreement.

     In addition, within a reasonable period of time after the end of each calendar year, the applicable Trustee, unless otherwise specified in the related Prospectus Supplement, will furnish to each Holder of record at any time during such calendar year (a) the aggregate of amounts reported pursuant to (i), (ii) and (iv)(d) above for such calendar year and (b) such information specified in the related Agreement to enable Holders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the Securities, if applicable. Information in the Distribution Date and annual statements provided to the Holders will not have been examined and reported upon by an independent public accountant. However, the Servicer will provide to each applicable Trustee a report by independent public accountants with respect to the Servicer's servicing of the Loans. See "Servicing of Loans--Evidence as to Compliance" herein.

     If so specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series will be issued in book-entry form. In such event, owners of beneficial interests in such Securities will not be considered Holders and will not receive such reports directly from the applicable Trustee. The applicable Trustee will forward such reports only to the entity or its nominee that is the registered holder of the global certificate that evidences such book-entry securities. Beneficial owners will receive such reports from the participants and indirect participants of the applicable book-entry system in accordance with the policies and procedures of such entities.

Events of Default; Rights Upon Event of Default

     Pooling and Servicing Agreement; Servicing Agreement. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Pooling and Servicing Agreement for each Series of Certificates relating to Loans include (i) any failure by the Servicer to deposit amounts in the Collection Account and Distribution Account(s) to enable the applicable Trustee to distribute to Holders of such Series any required payment, which failure continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the applicable Trustee for such Series, or to the Servicer and such Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement that continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the applicable Trustee, or to the Servicer and such Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

     So long as an Event of Default remains unremedied under the applicable Agreement for a Series of Securities relating to the servicing of Loans, unless otherwise specified in the related Prospectus Supplement, the Trustee for such Series or Holders of Securities of such Series evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may terminate all of the rights and obligations of the Servicer as servicer under the applicable Agreement (other than its right to recovery of other expenses and amounts advanced pursuant to the terms of such Agreement, which rights the Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in such Agreement.

     In the event that the Trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the related Prospectus Supplement to act as successor Servicer under the provisions of the applicable Agreement. The successor Servicer would be entitled to reasonable servicing compensation in an amount not to exceed the Servicing Fee as set forth in the related Prospectus Supplement, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in such Agreement.

     During the continuance of any Event of Default of a Servicer under an Agreement for a Series of Securities, the applicable Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Holders of such Series, and, unless otherwise specified in the related Prospectus Supplement, Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the applicable Trustee or exercising any trust or power conferred upon such Trustee. However, the applicable Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Holders have offered such Trustee reasonable security or indemnity against the cost, expenses and liabilities that may be incurred by such Trustee therein or thereby. The applicable Trustee may decline to follow any such direction if such Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the non-assenting Holders.

     Indenture. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default for thirty (30) days or more in the payment of any principal of or interest on any Note of such Series; (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture that continues for a period of sixty (60) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;
(iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;
(iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

     If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Indenture Trustee or the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Holders of a majority in aggregate outstanding amount of the Notes of such Series.

     If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Indenture Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal of or interest on any Note of such Series for thirty (30) days or more, unless (a) the Holders of 100% of the then-aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or (c) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the then-aggregate outstanding amount of the Notes of such Series.

     In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders may be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     Unless otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the Holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount that is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders of Notes of such Series, unless such Holders offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such Series, and the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the Holders of the outstanding Notes of such Series affected thereby.

The Trustees

     The identity of the commercial bank, savings and loan association or trust company named as the Trustee or Indenture Trustee, as the case may be, for each Series of Securities will be set forth in the related Prospectus Supplement. Entities serving as Trustee may have normal banking relationships with the Depositor or the Servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, each Trustee will have the power to appoint co-trustees or separate trustees. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the applicable Trustee by the Agreement relating to such Series will be conferred or imposed upon such Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which such Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the applicable Trustee. The applicable Trustee may also appoint agents to perform any of the responsibilities of such Trustee, which agents will have any or all of the rights, powers, duties and obligations of such Trustee conferred on them by such appointment; provided, that the applicable Trustee will continue to be responsible for its duties and obligations under the Agreement.

Duties of Trustees

     No Trustee will make any representations as to the validity or sufficiency of the related Agreement, the Securities or of any Primary Asset or related documents. If no Event of Default (as defined in the related Agreement) has occurred, the applicable Trustee will be required to perform only those duties specifically required of it under such Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the applicable Trustee will be required to examine them to determine whether they are in the form required by the related Agreement. However, such Trustee will not be responsible for the accuracy or content of any such documents furnished to it by the Holders or the Servicer under the related Agreement.

     Each Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that no Trustee will be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the related Holders in an Event of Default. No Trustee will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Resignation of Trustees

     Each Trustee may, upon written notice to the Depositor, resign at any time, in which event the Depositor will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. Each Trustee may also be removed at any time (i) if such Trustee ceases to be eligible to continue as such under the related Agreement, (ii) if such Trustee becomes insolvent or
(iii) by the Holders of Securities evidencing over 50% of the aggregate voting rights of the Securities in the Trust Fund upon written notice to the applicable Trustee and to the Depositor. Any resignation or removal of a Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

Amendment of Agreement

     Unless otherwise specified in the Prospectus Supplement, the Agreement for each Series of Securities may be amended by the Depositor, the Servicer (with respect to a Series relating to Loans), and the applicable Trustee with respect to such Series, without notice to or consent of the Holders (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provision therein, (iii) to add to the duties of the Depositor, the applicable Trustee or the Servicer, (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Enhancement, (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Securities (it being understood that none of the Depositor, the Seller, the Servicer or any Trustee is obligated to maintain or improve such rating), or
(vi) to comply with any requirements imposed by the Code; provided, that any such amendment except pursuant to clause (vi) above will not adversely affect in any material respect the interests of any Holders of such Series, as evidenced by an opinion of counsel delivered to the applicable Trustee. Any such amendment except pursuant to clause (vi) above shall be deemed not to adversely affect in any material respect the interests of any Holder if the applicable Trustee receives written confirmation from each Rating Agency rating such Securities that such amendment will not cause such Rating Agency to reduce the then-current rating thereof. Unless otherwise specified in the Prospectus Supplement, each Agreement for each Series may also be amended by the applicable Trustee, the Servicer, if applicable, and the Depositor with respect to such Series with the consent of the Holders possessing not less than 66 2/3% of the aggregate outstanding principal amount of the Securities of such Series or, if only certain Classes of such Series are affected by such amendment, 66 2/3% of the aggregate outstanding principal amount of the Securities of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Holders of such Series; provided, however, that no such amendment may (a) reduce the amount or delay the timing of payments on any Security without the consent of the Holder of such Security; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of Securities of each Class, the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Securities affected thereby.

Voting Rights

     The related Prospectus Supplement will set forth the method of determining allocation of voting rights with respect to a Series.

List of Holders

     Upon written request of three or more Holders of record of a Series for purposes of communicating with other Holders with respect to their rights under the Agreement, which request is accompanied by a copy of the communication such Holders propose to transmit, the applicable Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by such Trustee.

     No Agreement will provide for the holding of any annual or other meeting of Holders.

Book-Entry Securities

     If specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series may be issued in book-entry form. In such event, beneficial owners of such Securities will not be considered "Holders" under the Agreements and may exercise the rights of Holders only indirectly through the participants in the applicable book-entry system.

REMIC Administrator

     For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be an affiliate of the Depositor.

Termination

     Pooling and Servicing Agreement; Trust Agreement. The obligations created by the Pooling and Servicing Agreement or Trust Agreement for a Series will terminate upon the distribution to Holders of all amounts distributable to them pursuant to such Agreement under the circumstances described in the related Prospectus Supplement. See "Description of the Securities--Optional Redemption, Purchase or Termination" herein.

     Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Indenture Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

     In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Indenture Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the Final Scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, Holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal of and interest on, if any, their Notes until maturity.


                      CERTAIN LEGAL ASPECTS OF THE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements that are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Loans are situated.

Mortgages

     The Loans for a Series will, and certain Home Improvement Contracts for a Series may, be secured by either mortgages or deeds of trust or deeds to secure debt (such Mortgage Loans and Home Improvement Contracts are hereinafter referred to in this section as "mortgage loans"), depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the Mortgaged Property is located. Priority with respect to such instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Foreclosure on Mortgages

     Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

     Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

     In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount that may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty Insurance Proceeds.

Environmental Risks

     Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. These include laws and regulations governing air pollutant emissions, hazardous and toxic substances, impacts to wetlands, leaks from underground storage tanks and the management, removal and disposal of lead- and asbestos-containing materials. In certain circumstances, these laws and regulations impose obligations on the owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

     Moreover, under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of such substances, and could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

     In addition, under the laws of some states and under the Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. Under CERCLA, such a lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states, and under CERCLA, there is a possibility that a lender may be held liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior owner or operator. CERCLA and some state laws provide an exemption from the definition of "owner or operator" for a secured creditor who, without "participating in the management" of a facility, holds indicia of ownership primarily to protect its security interest in the facility. The Solid Waste Disposal Act (the "SWDA") provides similar protection to secured creditors in connection with liability for releases of petroleum from certain underground storage tanks. However, if a lender "participates in the management" of the facility in question or is found not to have held its interest primarily to protect a security interest, the lender may forfeit its secured creditor exemption status.

     A regulation promulgated by the U.S. Environmental Protection Agency (the "EPA") in April 1992 attempted to clarify the activities in which lenders could engage both prior to and subsequent to foreclosure of a security interest without forfeiting the secured creditor exemption under CERCLA. The rule was struck down in 1994 by the United States Court of Appeals for the District of Columbia Circuit in Kelley ex rel State of Michigan v. Environmental Protection Agency, 15 F.3d 1100 (D.C Cir. 1994), reh'g denied, 25 F.3d 1088, cert. denied sub nom. Am. Bankers Ass'n v. Kelley, 115 S.Ct. 900
(1995). Another EPA regulation promulgated in 1995 clarifies the activities in which lenders may engage without forfeiting the secured creditor exemption under the underground storage tank provisions of the SWDA. That regulation has not been struck down.

     On September 30, 1996, Congress amended both CERCLA and the SWDA to provide additional clarification regarding the scope of the lender liability exemptions under the two statutes. Among other things, the 1996 amendments specify the circumstances under which a lender will be protected by the CERCLA and SWDA exemptions, both while the borrower is still in possession of the secured property and following foreclosure on the secured property.

     Generally, the amendments state that a lender who holds indicia of ownership primarily to protect a security interest in a facility will be considered to participate in management only if, while the borrower is still in possession of the facility encumbered by the security interest, the lender
(i) exercises decision-making control over environmental compliance related to the facility such that the lender has undertaken responsibility for hazardous substance handling or disposal practices related to the facility or (ii) exercises control at a level comparable to that of a manager of the facility such that the lender has assumed or manifested responsibility for (a) overall management of the facility encompassing daily decision-making with respect to environmental compliance or (b) overall or substantially all of the operational functions (as distinguished from financial or administrative functions) of the facility other than the function of environmental compliance. The amendments also specify certain activities that are not considered to be "participation in management," including monitoring or enforcing the terms of the extension of credit or security interest, inspecting the facility, and requiring a lawful means of addressing the release or threatened release of a hazardous substance.

     The 1996 amendments also specify that a lender who did not participate in management of a facility prior to foreclosure will not be considered an "owner or operator," even if the lender forecloses on the facility and after foreclosure sells or liquidates the facility, maintains business activities, winds up operations, undertakes an appropriate response action, or takes any other measure to preserve, protect, or prepare the facility prior to sale or disposition, if the lender seeks to sell or otherwise divest the facility at the earliest practicable, commercially reasonable time, on commercially reasonable terms, taking into account market conditions and legal and regulatory requirements.

     The CERCLA and SWDA lender liability amendments specifically address the potential liability of lenders who hold mortgages or similar conventional security interests in real property, such as the Trust Fund does in connection with the Mortgage Loans and the Home Improvement Contracts.

     If a lender is or becomes liable under CERCLA, it may be authorized to bring a statutory action for contribution against any other "responsible parties," including a previous owner or operator. However, such persons or entities may be bankrupt or otherwise judgment proof, and the costs associated with environmental cleanup and related actions may be substantial. Moreover, some state laws imposing liability for addressing hazardous substances do not contain exemptions from liability for lenders. Whether the costs of addressing a release or threatened release at a property pledged as collateral for one of the Loans would be imposed on the Trust Fund, and thus occasion a loss to the Holders, therefore depends on the specific factual and legal circumstances at issue.

Rights of Redemption

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Junior Mortgages; Rights of Senior Mortgages

     The Mortgage Loans comprising or underlying the Primary Assets included in the Trust Fund for a Series will be secured by Mortgages or deeds of trust, which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard Insurance Policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any Insurance Proceeds payable under a hazard Insurance Policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property that appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

Anti-Deficiency Legislation and Other Limitations on Lenders

     Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Federal Soldiers' and Sailors' Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

     In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

     The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted mortgage loan. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

Due-on-Sale Clauses in Mortgage Loans

     Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act, which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations, upon the late charges a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Equitable Limitations on Remedies

     In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

     Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision (the "OTS") prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

The Home Improvement Contracts

          General

     The Home Improvement Contracts, other than those Home Improvement Contracts that are unsecured or secured by mortgages on real estate (such Home Improvement Contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests," each as defined in the Uniform Commercial Code in effect in the applicable jurisdiction (the "UCC"). Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

          Security Interests in Home Improvements

     The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing. In general, under the UCC, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

          Enforcement of Security Interest in Home Improvements

     So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

     Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgement.

          Consumer Protection Laws

     The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract that is the seller of goods that gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

          Applicability of Usury Laws

     Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract that is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

     Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Installment Sales Contracts

     The Loans may also consist of installment sales contracts. Under an installment sales contract (each, an "Installment Sales Contract") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Sales Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard Insurance Policy premiums associated with the property.

     The method of enforcing the rights of the lender under an Installment Sales Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of Installment Sales Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Sales Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Sales Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Sales Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Sales Contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Sales Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Sales Contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including Loans) incurred prior to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Loan included in a Trust Fund for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the Trust Fund, the Servicer, the Depositor nor any Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the Holders of the Securities of such Series. Unless otherwise specified in the related Prospectus Supplement, any shortfalls in interest collections on Loans or Underlying Loans relating to the Private Securities, as applicable, included in a Trust Fund for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each Class of Securities of such Series that is entitled to receive interest in respect of such Loans or Underlying Loans in proportion to the interest that each such Class of Securities would have otherwise been entitled to receive in respect of such Loans or Underlying Loans had such interest shortfall not occurred.


                                 THE DEPOSITOR

     The Depositor was incorporated in the State of Delaware in June 1995, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor's principal executive offices are located at 245 Park Avenue, New York, New York 10167. Its telephone number is (212) 272-4095.

     The Depositor will not engage in any activities other than to authorize, issue, sell, deliver, purchase and invest in (and enter into agreements in connection with), and/or to engage in the establishment of one or more trusts, which will issue and sell, bonds, notes, debt or equity securities, obligations and other securities and instruments ("Depositor Securities") collateralized or otherwise secured or backed by, or otherwise representing an interest in, among other things, receivables or pass-through certificates, or participations or certificates of participation or beneficial ownership in one or more pools of receivables, and the proceeds of the foregoing, that arise in connection with loans secured by certain first or junior mortgages on real estate or manufactured housing and any and all other commercial transactions and commercial, sovereign, student or consumer loans or indebtedness and, in connection therewith or otherwise, purchasing, acquiring, owning, holding, transferring, conveying, servicing, selling, pledging, assigning, financing and otherwise dealing with such receivables, pass-through certificates, or participations or certificates of participation or beneficial ownership. Article Third of the Depositor's Certificate of Incorporation limits the Depositor's activities to the above activities and certain related activities, such as credit enhancement with respect to such Depositor Securities, and to any activities incidental to and necessary or convenient for the accomplishment of such purposes.


                                USE OF PROCEEDS

     The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Securities for one or more of the following purposes: (i) to purchase the related Primary Assets, (ii) to repay indebtedness incurred to obtain funds to acquire such Primary Assets, (iii) to establish any Reserve Funds described in the related Prospectus Supplement and
(iv) to pay costs of structuring and issuing such Securities, including the costs of obtaining Enhancement, if any. If so specified in the related Prospectus Supplement, the purchase of the Primary Assets for a Series may be effected by an exchange of Securities with the Seller of such Primary Assets.


                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

          General

     The following is a summary of certain anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on the opinion of Brown & Wood LLP, special counsel to the Depositor (in such capacity, "Tax Counsel"). The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

     The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. Prospective investors may wish to consult their own tax advisers concerning the federal, state, local and any other tax consequences as relates specifically to such investors in connection with the purchase, ownership and disposition of the Securities.

     The federal income tax consequences to Holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a real estate mortgage investment conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the Trust Fund relating to a particular Series of Certificates as a partnership; or (v) an election is made to treat the Trust Fund relating to a particular Series of Securities as a Financial Asset Securitization Investment Trust ("FASIT") under the Code. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

     As used herein, the term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

Taxation of Debt Securities

     Status as Real Property Loans. Except to the extent otherwise provided in the related Prospectus Supplement, if the Securities are regular interests in a REMIC ("Regular Interest Securities") or represent interests in a grantor trust, Tax Counsel is of the opinion that: (i) Securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of Code section 7701(a)(19)(C)(v); and
(ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code section 856(c)(4)(A) and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B).

     Interest and Acquisition Discount. In the opinion of Tax Counsel, Regular Interest Securities are generally taxable to Holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by Holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

     Tax Counsel is of the opinion that Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities issued at a discount may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID, which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder on February 2, 1994 and amended on June 11, 1996 (the "OID Regulations"). A Holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

     In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. In the opinion of Tax Counsel, a Holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

     The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that Class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular Class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such Class will be treated as the fair market value of such Class on the Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security Holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

     Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below); provided, that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. In the opinion of Tax Counsel, the interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period that has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

     Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method Holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and
(iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Compound Interest Securities, certain Interest Weighted Securities, and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

     The Internal Revenue Service (the "IRS") recently issued final regulations (the "Contingent Payment Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Payment Regulations, represent the only guidance regarding the views of the IRS with respect to contingent interest instruments and specifically do not apply for purposes of calculating OID on debt instruments subject to Code
Section 1272(a)(6), such as the Debt Security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the applicable Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     The Holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such original issue discount. The amount of OID includible in income by a Holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

     The amount of OID to be included in income by a Holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events that have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Holders that Loans will be prepaid at that rate or at any other rate.

     The Depositor may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

     Certain Classes of Regular Interest Securities may represent more than one Class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the applicable Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     A subsequent Holder of a Debt Security will also be required to include OID in gross income, but such a Holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial Holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

     Effects of Defaults and Delinquencies. In the opinion of Tax Counsel, Holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a Holder of such a Security in any period could significantly exceed the amount of cash distributed to such Holder in that period. The Holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is reduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, Holders of Securities should consult their own tax advisors on this point.

     Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "--Tax Status as a Grantor Trust; General" herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ("Interest Weighted Securities"). The Trustee intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the Internal Revenue Service could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such Holder for such Security over its stated principal amount, if any. Under this approach, a Holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such Holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Securities."

     Variable Rate Debt Securities. In the opinion of Tax Counsel, in the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, Holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

     Market Discount. In the opinion of Tax Counsel, a purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

     Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A Holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such Holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

     Premium. In the opinion of Tax Counsel, a Holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such Class. If a Holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the Holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

     Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a Holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the Holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a Holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

Taxation of the REMIC and its Holders

     General. In the opinion of Tax Counsel, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

     Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, in the opinion of Tax Counsel (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code
Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in
(i) or (ii) above, then a Security will qualify for the tax treatment described in (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

REMIC Expenses; Single Class REMICs

     As a general rule, in the opinion of Tax Counsel, all of the expenses of a REMIC will be taken into account by Holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the Holders of the Regular Interest Securities and the Holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each Holder on that day. In the case of a Holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Holder, exceed 2% of such Holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and that is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to Holders of the related residual interest securities.

Taxation of the REMIC

     General. Although a REMIC is a separate entity for federal income tax purposes, in the opinion of Tax Counsel, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the Holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

     Calculation of REMIC Income. In the opinion of Tax Counsel, the taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A Holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Holder's adjusted gross income.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

     The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which Holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the Holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

     Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The Holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such Holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding Classes of Securities of such REMIC.

Taxation of Holders of Residual Interest Securities

     In the opinion of Tax Counsel, the Holder of a Certificate representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such Holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

     In the opinion of Tax Counsel, the Holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

     In any event, because the Holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

     Limitation on Losses. In the opinion of Tax Counsel, the amount of the REMIC's net loss that a Holder may take into account currently is limited to the Holder's adjusted basis at the end of the calendar quarter in which such loss arises. A Holder's basis in a Residual Interest Security will initially equal such Holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the Holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the Holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such Holders should consult their tax advisers.

     Distributions. In the opinion of Tax Counsel, distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a Holder of a Residual Interest Security. If the amount of such payment exceeds a Holder's adjusted basis in the Residual Interest Security, however, the Holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

     Sale or Exchange. In the opinion of Tax Counsel, a Holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such Holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling Holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

     Excess Inclusions. In the opinion of Tax Counsel, the portion of the REMIC taxable income of a Holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Holder's federal income tax return. Further, if the Holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such Holder's excess inclusion income will be treated as unrelated business taxable income of such Holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30%, which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Interest Securities that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Interest Securities continuously held by a thrift institution since November 1, 1995.

     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual Holder. First, alternative minimum taxable income for such residual Holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual Holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual Holder elects to have such rules apply only to tax years beginning after August 20, 1996.

     The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a Holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors" below.

     Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

     Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

     Mark to Market Rules. Prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations (the "Final Mark-to-Market Regulations"), which provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of the Mark to Market Regulations.

Administrative Matters

     The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Tax Status as a Grantor Trust

     General. As further specified in the related Prospectus Supplement, if a REMIC election is not made and the Trust Fund is not structured as a partnership, then, in the opinion of Tax Counsel, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, "Pass-Through Securities"). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a Holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ("Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

     In the opinion of Tax Counsel, each Holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the applicable Trustee and the Servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the Holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Holder owns an interest. The Holder of a Security will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the applicable Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate Holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such Holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such Holder's alternative minimum tax liability. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

     Discount or Premium on Pass-Through Securities. In the opinion of Tax Counsel, the Holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate Principal Balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the Principal Balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a Holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Security. A Holder that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

     In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the Holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

     Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

     Servicing fees in excess of reasonable servicing fees (the "excess servicing fee") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Loan's Principal Balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

     The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and original issue discount rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made that take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities, which technically represent ownership interests in the underlying Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a Holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that original issue discount must be calculated separately for each Loan underlying a Security.

     Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Holder's recognition of income.

     In the case of a Stripped Security that is an Interest Weighted Security, the applicable Trustee intends, absent contrary authority, to report income to Holders as OID, in the manner described above for Interest Weighted Securities.

     Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the Internal Revenue Service could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments;
(ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Proposed Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

     Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

     Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

Sale or Exchange

     Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, in the opinion of Tax Counsel, a Holder's tax basis in its Security is the price such Holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Security is held as a capital asset and will generally be long-term capital gain or loss if the holding period of the Security is one year or more and short-term capital gain or loss if the holding period of the Security is less than one year. Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

     In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such Holder's holding period, over the amount of ordinary income actually recognized by the Holder with respect to such Regular Interest Security.

Miscellaneous Tax Aspects

     Backup Withholding. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a Holder, other than a Holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the Holder of a Security (i) fails to furnish the applicable Trustee with its taxpayer identification number (the "TIN"); (ii) furnishes the applicable Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the applicable Trustee or such Holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the Holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

     The applicable Trustee will report to the Holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

New Withholding Regulations

     On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations"), which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Tax Treatment of Foreign Investors

     Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), in the opinion of Tax Counsel, such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

     Interest and OID of Holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Holder. They will, however, generally be subject to the regular United States income tax.

     Payments to Holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a Holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations that would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest Holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "--Excess Inclusions."

Tax Characterization of the Trust Fund as a Partnership

     Tax Counsel is of the opinion that a Trust Fund structured as a partnership will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the Trust Fund were taxable as a corporation for federal income tax purposes, in the opinion of Tax Counsel, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. In such a circumstance, Tax Counsel is, except as otherwise provided in the related Prospectus Supplement, of the opinion that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

     OID, Indexed Securities, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID Regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, in the opinion of Tax Counsel, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID Regulations, a Holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A Holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis Holder of a Short-Term Note (and certain cash method Holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis Holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis Holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. In the opinion of Tax Counsel, if a Noteholder sells a Note, the Holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the Holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Holders. In the opinion of Tax Counsel, interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or the Seller (including a Holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the
Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax; provided, that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each Holder of a Note (other than an exempt Holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the Holder's name, address, correct federal taxpayer identification number and a statement that the Holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the Holder, and remit the withheld amount to the IRS as a credit against the Holder's federal income tax liability.

     The New Regulations described herein make certain modifications to the backup withholding and information reporting rules. The New Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of Tax Counsel, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income," income to foreign Holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual Holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

Tax Consequences to Holders of the Certificates

     Treatment of the Trust Fund as a Partnership. The Trust Fund and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single Class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

     Partnership Taxation. If the Trust Fund is a partnership, in the opinion of Tax Counsel, the Trust Fund will not be subject to federal income tax. Rather, in the opinion of Tax Counsel, each Certificateholder will be required to separately take into account such Holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

     In the opinion of Tax Counsel, the tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Depositor. Based on the economic arrangement of the parties, in the opinion of Tax Counsel, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, in the opinion of Tax Counsel, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis Holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund. In the opinion of Tax Counsel, all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a Holder under the Code.

     In the opinion of Tax Counsel, an individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such Holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such Holder over the life of the Trust Fund.

     The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

     Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust Fund should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining Principal Balance of the Loans at the time of purchase. If so, in the opinion of Tax Counsel, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

     If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

     Section 708 Termination. In the opinion of Tax Counsel, under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Pursuant to final Treasury regulations issued May 9, 1997 under Section 708 of the Code, if such a termination occurs, the Trust Fund (the "old partnership") would be deemed to contribute its assets to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

     Disposition of Certificates. Generally, in the opinion of Tax Counsel, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the Holder's cost increased by the Holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the Holder's share of the Notes and other liabilities of the Trust Fund. A Holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     Any gain on the sale of a Certificate attributable to the Holder's share of unrecognized accrued market discount on the Loans would generally be treated as ordinary income to the Holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a Holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

     Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to Holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-l information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, Holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the Holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (a) the name, address and identification number of such person, (b) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization or any wholly owned agency or instrumentality of either of the foregoing, and (c) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

     The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign Holders that are taxable as corporations and 39.6% for all other foreign Holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a Holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the Holder's certification of nonforeign status signed under penalties of perjury.

     Each foreign Holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign Holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign Holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign Holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the Holder is an exempt recipient under applicable provisions of the Code. The New Regulations described herein make certain modifications to the backup withholding and information reporting rules. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

                           STATE TAX CONSIDERATIONS

     In addition to the federal income tax considerations described in "Certain Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                               FASIT SECURITIES

     General. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities ("FASIT Securities"). Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of Holders of FASIT Securities. Investors also should note that the FASIT discussions contained herein constitutes only a summary of the federal income tax consequences to Holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

     FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for such Series, and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

     Qualification as a FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (a) the composition of the FASIT's assets and (b) the nature of the Holders' interest in the FASIT are met on a continuing basis and (iii) the Trust Fund is not a regulated company as defined in Section 851(a) of the Code.

     Asset Composition. In order for a Trust Fund (on one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the Closing Date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include (i) cash or cash equivalents,
(ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests, (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the Holder of the FASIT's ownership interest or by any person related to such Holder.

     Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more Classes of regular interests or (ii) a single Class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities. A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest,
(ii) it has a stated maturity no greater than thirty years, (iii) it entitles its Holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5% and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interest (i.e., certain qualified floating rates and weighted average rates). See "Certain Federal Income Tax Considerations--Taxation of Debt Securities--Variable Rate Debt Securities."

     If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if a FASIT Security fails to meet the requirements of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, Holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Certain Federal Income Tax Considerations--FASIT Securities--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

     Consequences of Disqualification. If a Series of FASIT Securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

     Tax Treatment of FASIT Regular Securities. Payments received by Holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of Holders of REMIC Regular Securities, Holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Holder and a principal payment on such Security will be treated as a return of capital to the extent that the Holder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See "Certain Federal Income Tax Considerations--Taxation of Debt Securities," "--Market Discount," and "--Premium" above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

     If a FASIT Regular Security is sold or exchanged, the Holder generally will recognize gain or loss upon the sale in the manner described above for REMIC Regular Securities. See "Certain Federal Income Tax Considerations--Sale or Exchange." In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying assets, the Holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See "Certain Federal Income Tax Considerations--Taxation of Debt Instruments--Effects of Default and Delinquencies."

     FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC Securities would be so considered. See "Certain Federal Income Tax Considerations--Taxation of Debt Securities--Status as Real Property Loans." In addition, FASIT Regular Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government Securities" for either REIT or RIC qualification purposes.

     Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of Holders of such interests, and the ability of such Holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified Holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the Holder of the High-Yield Interest.

     The Holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

     Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the Holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the Holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the Holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the Holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, Holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the Holders of High-Yield Interests. See "Certain Federal Income Tax Considerations--Treatment of High-Yield Interests."

     Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the Holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such Holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable federal rate, compounded semiannually.

     The Holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

     Backup Withholding, Reporting and Tax Administration. Holders of FASIT Securities will be subject to backup withholding to the same extent Holders of REMIC Securities would be subject. See "Certain Federal Income Tax Considerations--Miscellaneous Tax Aspects--Backup Withholding." For purposes of reporting and tax administration, Holders of record of FASIT Securities generally will be treated in the same manner as Holders of REMIC Securities.

     DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO HOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                             ERISA CONSIDERATIONS

     The following describes certain considerations under ERISA and the Code, which apply only to Securities of a Series that are not divided into subclasses. If Securities are divided into subclasses, the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Securities and such subclasses of Securities.

     ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including certain individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under
Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan that is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

     In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and impose additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to
Section 4975 of the Code, or a penalty imposed pursuant to Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available.

     On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations (Labor Reg. Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan (the "Plan Asset Regulation"). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan acquires an "equity" interest could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances.

     Under the Plan Asset Regulation, the term "equity" interest is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the Trust Fund issues Notes that are not treated as equity interests in the Trust Fund for purposes of the Plan Asset Regulation, a Plan's investment in such Notes would not cause the assets of the Trust to be deemed Plan assets. However, the Seller, the Servicer, the Special Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee and the Depositor may be the sponsor of or investment advisor with respect to one or more Plans. Because such parties may receive certain benefits in connection with the sale of the Notes, the purchase of Notes using Plan assets over which any such parties (or any affiliates thereof) has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, Notes may not be purchased using the assets of any Plan if the Seller, the Servicer, the Special Servicer, the Indenture Trustee, the Owner Trustee, the Depositor or any of their affiliates (a) has investment or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such Plan assets for a fee and pursuant to an agreement of understanding that such advice (i) will serve as a primary basis for investment decisions with respect to such Plan assets and (ii) will be based on the particular investment needs for such Plan; or
(c) is an employer maintaining or contributing to such Plan.

     In addition, the Trust Fund, any underwriter, trustee, servicer, administrator or producer of credit support or their affiliates might be considered or might become Parties in Interest with respect to a Plan. Also, any holder of Certificates, because of its activities or the activities of its respective affiliates, may be deemed to be a Party in Interest with respect to certain Plans, including but not limited to Plans sponsored by such holder. In either case, the acquisition or holding of Notes by or on behalf of such a Plan could be considered to give rise to an indirect prohibited transaction within the meaning of ERISA and the Code, unless it is subject to one or more exemptions such as: Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; or PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by certain "in-house asset managers." There can be no assurance that any of these class exemptions will apply with respect to any particular Plan investment in Notes, or, even if it did apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment. Each prospective purchaser or transferee of a Note that is a Plan or a person acting on behalf or investing the assets of a Plan shall be required to represent (or, with respect to any transfer of a beneficial interest in a Global Note, shall be deemed to represent) to the Indenture Trustee and the Note Registrar that the relevant conditions for exemptive relief under at least one of the foregoing exemptions have been satisfied.

     The Plan Asset Regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Plan Asset Regulation, is a security that is widely held, freely transferable and registered under the Exchange Act.

     If no exception under the Plan Asset Regulation applies, then if a Plan (or a person investing Plan assets, such as an insurance company general account) acquires an equity interest in the Trust Fund, then the assets of the Trust Fund would be considered to be assets of the Plan. Because the Loans held by the Trust Fund may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 and may cause transactions undertaken in the course of operating the Trust Fund to constitute prohibited transactions, unless a statutory, regulatory or administrative exemption applies.

     In Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTCE 83-1 permits, subject to certain conditions, transactions that might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTCE 83-1 are satisfied, investments by a Plan in Securities that represent interests in a Pool consisting of Loans conforming to these requirements ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTCE 83-1 does not provide an exemption for transactions involving Subordinated Securities. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a Subordinated Security or a Security that is not a Single Family Security may be made to a Plan.

     The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The Depositor believes that, for purposes of PTCE 83-1, the term "mortgage pass-through certificate" would include: (i) Securities issued in a Series consisting of only a single Class of Securities; and (ii) senior Securities issued in a Series in which there is only one Class of senior Securities; provided, that the Securities in the case of clause (i), or the senior Securities in the case of clause (ii), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the Loans. It is not clear whether a Class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a Class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other Classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTCE 83-1.

     PTCE 83-1 sets forth three general conditions that must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Holders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Pool. The Depositor believes that the first general condition referred to above will be satisfied with respect to the Securities in a Series issued without a subordination feature, or the unsubordinated Securities only in a Series issued with a subordination feature; provided, that the subordination and Reserve Account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a Series of Securities is maintained in an amount not less than the greater of one percent of the aggregate Principal Balance of the Loans or the Principal Balance of the largest Loan. See "Description of the Securities" herein. In the absence of a ruling that the system of insurance or other protection with respect to a Series of Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

     Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTCE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     The DOL issued to Bear, Stearns & Co. Inc., an individual exemption (Prohibited Transaction Exemption 90-30; Exemption Application No. D-8207, 55 Fed. Reg. 21461 (1990)) (the "Underwriter Exemption"), which applies to certain sales and servicing of "certificates" that are obligations of a "trust" with respect to which Bear, Stearns & Co. Inc. is the underwriter, manager or co-manager of an underwriting syndicate. The Underwriter Exemption provides relief generally similar to that provided by PTCE 83-1, but is broader in several respects.

     The Underwriter Exemption contains several requirements, some of which differ from those in PTCE 83-l. The Underwriter Exemption contains an expanded definition of "certificate," which includes an interest that entitles the Holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemption contains an expanded definition of "trust," which permits the trust corpus to consist of secured consumer receivables. The definition of "trust," however, does not include any investment pool unless, inter alia, (i) the investment pool consists only of assets of the type that have been included in other investment pools, (ii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates pursuant to the Underwriter Exemption and (iii) certificates in such other investment pools have been rated in one of the three highest generic rating categories of the four credit rating agencies noted below. Generally, the Underwriter Exemption holds that the acquisition of the certificates by a Plan must be on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The Underwriter Exemption requires that the rights and interests evidenced by the certificates not be "subordinated" to the rights and interests evidenced by other certificates of the same trust. The Underwriter Exemption requires that certificates acquired by a Plan have received a rating at the time of their acquisition that is in one of the three highest generic rating categories of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. (each, a "Rating Agency"). The Underwriter Exemption specifies that the pool trustee must not be an affiliate of the pool sponsor, nor an affiliate of the Underwriter, any pool servicer, any pool insurer, any obligor with respect to mortgage loans included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such entities. The Underwriter Exemption requires that the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting such certificates; the sum of all payments made to and retained by the seller pursuant to the sale of the loans to the trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by each servicer represent not more than reasonable compensation for the servicer's services under the related servicing agreement and reimbursement of the servicer's reasonable expenses in connection therewith. Finally, the Underwriter Exemption stipulates that any Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

     On July 21, 1997, the DOL published in the Federal Register an amendment to the Underwriter Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date (the "Specified Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the Closing Date. The relief is available when the following conditions are met:

          (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "Specified Funding Limit") must not exceed twenty-five percent (25%).

          (2) All Obligations transferred after the Closing Date (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by an Rating Agency.

          (3) The transfer of such Additional Obligations to the trust during the Specified Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from an Rating Agency upon termination of the Specified Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

          (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the Specified Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the Closing Date.

          (5) In order to insure that the characteristics of the Additional Obligations are substantially similar to the original Obligations which were transferred to the Trust Fund:

               (i) the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider that is independent of the depositor; or

               (ii) an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to each Exemption Rating Agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the Closing Date.

          (6) The period of pre-funding must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

          (7) Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments ("Permitted Investments").

                      (8) The related prospectus or prospectus supplement must describe:

               (i) any pre-funding account and/or capitalized interest account used in connection with a pre-funding account;

               (ii) the duration of the period of pre-funding;

               (iii) the percentage and/or dollar amount of the Specified Funding Limit for the trust; and

               (iv) that the amounts remaining in the pre-funding account at the end of the Specified Funding Period will be remitted to certificateholders as repayments of principal.

          (9) The related pooling and servicing agreement must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

     Neither PTCE 83-1 nor the Underwriter Exemption applies to a trust which contains unsecured obligations.

     Any Plan fiduciary that proposes to cause a Plan to purchase Securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                 LEGAL MATTERS

     The legality of the Securities of each Series, including certain material federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood LLP, One World Trade Center, New York, New York 10048.


                             FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each Series of Securities, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                    RATING

     It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

     Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund assets and any credit enhancement with respect to the related Class and will reflect such Rating Agency's assessment solely of the likelihood that the related Holders will receive payments to which such Holders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agencies in the future if in their judgment circumstances so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn because of, among other reasons, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating Classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the Principal Balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of such Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In additional, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal of and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the Holders of one or more Classes of the Securities of the related Series.


                               LEGAL INVESTMENT

     Unless otherwise specified in the related Prospectus Supplement, the Securities will not constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them.


                             PLAN OF DISTRIBUTION

     The Depositor may offer each Series of Securities through Bear, Stearns & Co. Inc. ("Bear Stearns") or one or more other firms that may be designated at the time of each offering of such Securities. The participation of Bear Stearns in any offering will comply with Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. The Prospectus Supplement relating to each Series of Securities will set forth the specific terms of the offering of such Series of Securities and of each Class within such Series, the names of the underwriters, the purchase price of the Securities, the proceeds to the Depositor from such sale, any securities exchange on which the Securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to certain dealers. The place and time of delivery of each Series of Securities will also be set forth in the Prospectus Supplement relating to such Series. Bear Stearns is an affiliate of the Depositor.

                               GLOSSARY OF TERMS

     The following are abbreviated definitions of certain capitalized terms used in this Prospectus. Unless otherwise provided in a "Supplemental Glossary" in the Prospectus Supplement for a Series, such definitions shall apply to capitalized terms used in such Prospectus Supplement. The definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series generally provides a more complete definition of certain of the terms. Reference should be made to the related Agreement for a Series for a more complete definition of such terms.

     "Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and interest on a Loan, and for any other purposes specified in the related Prospectus Supplement.

     "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

     "Asset Group" means, with respect to the Primary Assets and other assets comprising the Trust Fund of a Series, a group of such Primary Assets and other assets having the characteristics described in the related Prospectus Supplement.

     "Bankruptcy Code" means the federal bankruptcy code, 11 United States Code 101 et seq., and related rules and regulations promulgated thereunder.

     "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the applicable Trustee is located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

     "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

     "Combined Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement taking into account the amounts of any related senior mortgage loans on the related Mortgaged Property.

     "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

     "Compound Value" means, with respect to a Class of Compound Interest Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

     "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

     "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

     "Condominium Unit" means an individual housing unit in a Condominium Building.

     "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receives proprietary leases or occupancy agreements that confer exclusive rights to occupy specific units and that is described in Section 216 of the Code.

     "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

     "Cut-off Date" means the date designated as such in the related Prospectus Supplement for a Series.

     "Deferred Interest" means the excess of the interest accrued on the Principal Balance of a Loan during a specified period over the amount of interest required to be paid by an obligor on such Loan on the related Due Date.

     "Deposit Agreement" means a guaranteed investment contract or reinvestment agreement providing for the investment of funds held in a fund or account, guaranteeing a minimum or a fixed rate of return on the investment of moneys deposited therein.

     "Disqualified Organization" means the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

     "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

     "Due Date" means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Primary Asset pursuant to the terms thereof.

     "Eligible Investments" means any one or more of the obligations or securities described as such in the related Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" means an event of default under and as specified in the related Agreement.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

     "Holder" means the person or entity in whose name a Security is registered.

     "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies maintained with respect to the Loans.

     "Insurance Proceeds" means amount paid by the insurer under any of the Insurance Policies covering any Loan or Mortgaged Property.

     "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and that is identified as such in the related Prospectus Supplement.

     "Lifetime Rate Cap" means the lifetime limit if any, on the Loan Rate during the life of each adjustable rate Loan.

     "Loan Rate" means, unless otherwise indicated herein or in the Prospectus Supplement, the interest rate borne by a Loan.

     "Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement.

     "Minimum Principal Payment Agreement" means a minimum principal payment agreement with an entity meeting the criteria of the Rating Agencies.

     "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note, as the context may require.

     "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Loan.

     "Mortgaged Property" means the related property subject to a Mortgage.

     "Mortgagor" means the obligor on a Mortgage Note.

     "1986 Act" means the Tax Reform Act of 1986.

     "Notional Amount" means the amount set forth in the related Prospectus Supplement for a Class of Interest Only Securities.

     "PAC" ("Planned Amortization Class Securities") means a Class of Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

     "Participating Securities" means Securities entitled to receive payments of principal and interest and an additional return on investment as described in the related Prospectus Supplement.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

     "Primary Assets" means the Private Securities and/or Loans, as the case may be, that are included in the Trust Fund for such Series. A Primary Asset refers to a specific Private Security or Loan, as the case may be.

     "Principal Balance" means, with respect to a Primary Asset and as of a Due Date, the original principal amount of the Primary Asset, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Primary Asset prior to such Due Date and applied to principal in accordance with the terms of the Primary Asset.

     "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

     "Private Security" means a participation or pass-through certificate representing a fractional, undivided interest in Underlying Loans or collateralized obligations secured by Underlying Loans.

     "Property" means either a Home Improvement or a Mortgaged Property securing a Loan, as the context requires.

     "Regular Interest" means a regular interest in a REMIC.

     "REMIC Administrator" means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

     "REO Property" means real property that secured a defaulted Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.

     "Residual Interest" means a residual interest in a REMIC.

     "Retained Interest" means, with respect to a Primary Asset, the amount or percentage specified in the related Prospectus Supplement that is not included in the Trust Fund for the related Series.

     "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Primary Asset.

     "Senior Securities" means a Class of Securities as to which the Holders' rights to receive distributions of principal and interest are senior to the rights of Subordinated Securityholders, to the extent specified in the related Prospectus Supplement.

     "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.

     "Servicer" means, with respect to a Series relating to Loans, the Person if any, designated in the related Prospectus Supplement to service Loans for that Series, or the successors or assigns of such Person.

     "Single Family Property" means property securing a Loan consisting of one- to four-family attached or detached residential housing, including Cooperative Dwellings.

     "Stripped Securities" means Pass-Through Securities representing interests in Primary Assets with respect to which all or a portion of the principal payments have been separated from all or a portion of the interest payments.

     "Subordinated Securityholder" means a Holder of a Subordinated Security.

     "Subordinated Securities" means a Class of Securities as to which the rights of Holders to receive distributions of principal, interest or both is subordinated to the rights of Holders of Senior Securities, and may be allocated losses and shortfalls prior to the allocation thereof to other Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

     "Trustee" means the trustee under the applicable Agreement, and its successors.

     "Trust Fund" means, with respect to any Series of Securities, the trust holding all money, instruments, securities and other property, including all proceeds thereof, held, with respect to a Series of Certificates, for the benefit of the Holders by the Trustee under the Pooling and Servicing Agreement or Trust Agreement or, with respect to a Series of Notes, pledged to the Indenture Trustee as security for such Notes, including, without limitation, the Primary Assets (except any Retained Interests), all amounts in the Distribution Account(s), Collection Account or Reserve Funds, distributions on the Primary Assets (net of servicing fees), and reinvestment earnings on such net distributions and any Enhancement and all other property and interest held by or pledged to the Trustee pursuant to the related Agreement for such Series.

     "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

     "Zero Coupon Security" means a Security entitled to receive payments of principal only.